PROSPECTUS

[CREDIT SUISSE FIRST BOSTON LOGO]

                CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY FUND, LLC
                 CSFB ALTERNATIVE CAPITAL EVENT DRIVEN FUND, LLC
              CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY FUND, LLC
                CSFB ALTERNATIVE CAPITAL RELATIVE VALUE FUND, LLC
               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC
            Each issuing Units of Limited Liability Company Interests

                    EACH REGISTRANT'S    EACH REGISTRANT'S       PROCEEDS TO
                    PRICE TO PUBLIC(1)     SALES LOAD(2)      EACH REGISTRANT(3)
                    ------------------   -----------------    ------------------
Per Unit            $              100   $            3.50    $              100
Total               $      100,000,000   $       3,500,000    $      100,000,000

(1)    Issued at current net asset value, which varies.
(2) Investments may be subject to a sales charge of up to 3.50%, subject to waivers for certain types of investors. Under a right of accumulation offered by a Fund (as defined below), the amount of each additional investment in a specific Fund by a member of that Fund (a "Member") will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load at the time of such investment. No sales load will be charged to certain types of investors. See "Distribution Arrangements".
(3) Assumes sale of all Units currently registered at the net asset value. The Units will be offered at the offering price (which is net asset value), plus any applicable sales charge.

       CSFB Alternative Capital Multi-Strategy Fund, LLC ("Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Fund, LLC ("Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Fund, LLC ("Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Fund, LLC ("Relative Value Fund") and CSFB Alternative Capital Tactical Trading Fund, LLC ("Tactical Trading Fund") (each singly a "Fund" and collectively the "Funds") are newly formed Delaware limited liability companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. Each of the Funds is a feeder fund that invests directly in a corresponding master fund (each singly a "Master Fund" and collectively the "Master Funds") that is a fund of hedge funds.

       Credit Suisse First Boston LLC (the "Distributor") acts as the distributor of units of limited liability company interests ("Units") of each Fund on a best efforts basis, subject to various conditions. A Fund's Units may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. Each Fund expects to deliver Units purchased in the initial offering on or about April 1, 2005 or on such earlier or later date as the Distributor may determine. Neither the Distributor nor any other broker-dealer is obligated to buy from a Fund any of the Units. There is no minimum aggregate amount of Units of a Fund required to be purchased in the initial offering. Any amounts received in connection with the offer of Units will be promptly placed in an escrow account with the Funds' escrow agent, prior to their investment in a Fund.

       This Prospectus (as defined below) provides the information that a prospective member should know about a Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about a Fund, including the statement of additional information ("SAI") dated April 1, 2005, as supplemented July 5, 2005 has been filed with the SEC. The SAI and the Funds' annual and semiannual reports (once such reports are produced) are available upon request and without charge by writing to a Fund at 11 Madison Avenue, New York, New York 10010 or by calling a Fund toll-free at 877-435-5264. Members may also make written or telephonic inquiries or request other information about the Funds at this address and telephone number. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 63 of this Prospectus. The SAI and other information about a Fund are also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective members and is not intended to be an active link. Since the Funds do not maintain a website, the Funds do not make the SAI, and annual and semiannual reports available in this manner.

       In making an investment decision, a prospective member must rely upon his, her or its own examination of a Fund and the terms of the offering, including the merits and risks involved in an investment in a Fund's Units described in this prospectus ("Prospectus").

       Each Fund's Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under a Fund's Limited Liability Company Agreement (the "LLC Agreement"), the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to members, each Fund may from time to time offer to repurchase Units pursuant to written tenders by members. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by a Fund's Board of Managers, in its sole discretion. However, members do not have the right to require a Fund to redeem any or all of their Units in the Fund.

       No Fund's Units have been approved or disapproved by the Securities and Exchange Commission ("SEC") or any other U.S. federal or state governmental agency or regulatory authority or any securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in a Fund's Units. Any representation to the contrary is a criminal offense.

                                  April 1, 2005
                          As supplemented, July 5, 2005

TO ALL PROSPECTIVE MEMBERS

       No person has been authorized to make any representations concerning a Fund that are inconsistent with those contained in this Prospectus. Prospective members should not rely on any information not contained in this Prospectus, the SAI or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of a Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective members receiving this document). Prospective members should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective member should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in a Fund.

       AN INVESTMENT IN A FUND INVOLVES A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT A MEMBER MAY LOSE SOME OR ALL OF ITS INVESTMENT. BEFORE MAKING AN INVESTMENT DECISION, A PROSPECTIVE MEMBER AND/OR A PROSPECTIVE MEMBER'S ADVISER SHOULD (i) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT TO THE PROSPECTIVE MEMBER'S INVESTMENT OBJECTIVES AND PERSONAL SITUATION AND (ii) CONSIDER FACTORS SUCH AS THE PROSPECTIVE MEMBER'S PERSONAL NET WORTH, INCOME, AGE, RISK TOLERANCE AND LIQUIDITY NEEDS. SHORT-TERM PROSPECTIVE MEMBERS, PROSPECTIVE MEMBERS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE MEMBERS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN A FUND SHOULD NOT INVEST IN THE FUNDS.

       Fund Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

       You should rely only on the information contained in this Prospectus. No Fund has authorized anyone to provide you with different information. No Fund is making an offer of its Units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. Each Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

       FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING FUND UNITS, SEE "RISK FACTORS" BEGINNING ON PAGE 35 OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY                                                                  1
SUMMARY OF FEES AND EXPENSES                                                       22
THE FUNDS                                                                          24
INVESTMENT PROGRAMS OF THE FUNDS                                                   25
   Multi-Strategy Fund                                                             25
   Event Driven Fund                                                               26
   Long/Short Equity Fund                                                          27
   Relative Value Fund                                                             28
   Tactical Trading Fund                                                           29
   Investment Policies                                                             30
   Leverage                                                                        31
   Investment Process                                                              31
   Manager Selection and Strategy Composition                                      33
   Risk Management                                                                 34
   Strategy Allocation                                                             34
RISK FACTORS                                                                       35
   Principal Risk Factors Relating to the Funds' Structure                         35
   Potential Conflicts of Interest                                                 38
   Principal Risk Factors Relating to Hedge Funds                                  40
   Limits of Risk Disclosures                                                      46
USE OF PROCEEDS                                                                    46
MANAGEMENT OF THE FUNDS AND THE MASTER FUNDS                                       47
   General                                                                         47
   Administrative, Accounting, Custody, Transfer Agent and Registrar Services      49
   Member Servicing Arrangements                                                   49
   Expense Limitation Arrangement                                                  50
HEDGE FUND MANAGERS                                                                50
SUBSCRIPTIONS FOR UNITS                                                            50
   Subscription Terms                                                              50
   Member Qualifications                                                           51
REPURCHASES AND TRANSFERS OF UNITS                                                 52
   No Right of Redemption                                                          52
   Repurchases of Units                                                            52
   Repurchase Procedures                                                           53
   Mandatory Repurchase by a Fund                                                  54
CALCULATION OF NET ASSET VALUE                                                     55
UNITS AND CAPITAL ACCOUNTS                                                         57
   General                                                                         57
   Allocation of Net Profits and Losses                                            58
   Allocation of Special Items                                                     58
   Reserves                                                                        58
VOTING                                                                             58
TAXES                                                                              58
   Tax Treatment of Fund Operations                                                59
DISTRIBUTION ARRANGEMENTS                                                          61
   General                                                                         61
   Purchase Terms                                                                  61
GENERAL INFORMATION                                                                63
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION                             64
APPENDIX A: MEMBER CERTIFICATION                                                   65
APPENDIX B: FORM OF LIMITED LIABILITY COMPANY AGREEMENT                            67
APPENDIX C: PERFORMANCE INFORMATION                                                95

                 (This page has been left blank intentionally.)

                               PROSPECTUS SUMMARY

       THE FOLLOWING IS ONLY A SUMMARY OF THIS PROSPECTUS (THE "PROSPECTUS") AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN A FUND. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI").

THE FUNDS

Each of the Multi-Strategy Fund, the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. CSFB Alternative Capital, Inc. serves as each Master Fund's and the Multi-Strategy Fund's investment adviser (the "Adviser").

The Funds are feeder funds and each invests directly in a corresponding Master Fund that is a fund of hedge funds. Each Fund will offer and sell units of limited liability company interests (the "Units") in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors (primarily taxable high net worth individuals and institutional investors), as defined below. Unlike many private investment funds, however, each Fund is able to offer Units without limiting the number of members who may participate in its investment program.

Eligible Investors who purchase Units of a respective Fund and other persons who acquire Units and are admitted to a Fund by its Board of Managers (each individually a "Manager" and collectively the "Board"), will become members of the respective Fund (the "Members").

EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Each Fund seeks to maximize its risk-adjusted performance by investing in pooled investment vehicles (collectively, "Hedge Funds").

       - The Multi-Strategy Fund invests substantially all of its assets in Hedge Funds. The Multi-Strategy Fund seeks its objective by maintaining broad exposure to a number of Hedge Funds employing different strategies and opportunistically adjusting its strategy allocations based upon the Adviser's (as defined herein) evaluation of the relative prospects and risks of each strategy. In the future, the Multi-Strategy Fund may allocate capital among the Master Funds corresponding to the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund accordingly as discussed below.

       - The Event Driven Fund invests substantially all of its assets in Hedge Funds that pursue both event driven and emerging market strategies such as equity special situations, capital structure arbitrage, credit trading, distressed investing and risk arbitrage in both developed and emerging markets. Event driven Hedge Fund managers invest in securities of companies that are, or may be, subject to significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies.

       - The Long/Short Equity Fund invests substantially all of its assets in Hedge Funds that pursue long/short equity, equity market neutral and dedicated short equity strategies globally. These Hedge Funds vary in their net exposure to the equity markets, but typically manage portfolios of both long and short equity positions. Long/short equity strategies may be implemented in particular geographic regions or industries. Long/short equity Hedge Fund Managers seek to identify mispriced equities and generally construct and manage portfolios of both long and short equity positions.

       - The Relative Value Fund invests substantially all of its assets in Hedge Funds that pursue relative value strategies such as convertible arbitrage, fixed income arbitrage, equity market neutral and multi-strategy arbitrage globally. Hedge Funds employing relative value strategies seek to exploit anomalies in the pricing of related securities. Many of these strategies utilize quantitative methods and historical relationships to predict future price movements. These Hedge Funds may employ a number of different strategies alongside their relative value arbitrage strategies.

       - The Tactical Trading Fund invests substantially all of its assets in Hedge Funds that pursue tactical trading strategies such as global macro, fixed income arbitrage and managed futures globally. Tactical trading Hedge Funds opportunistically express directional views in one or several asset classes, usually with liquid trading instruments. These Hedge Funds may be active in the currency, fixed income, commodity, equity and equity index markets, and may employ a number of other strategies alongside their global macro and managed futures strategies.

       - However, each Fund other than the Multi-Strategy Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than the strategy indicated by the Fund's name.

THE FUND COMPLEX

Each of the Funds acts as a feeder fund and shares the same basic structure. With reference to the table below, each Fund seeks to achieve its investment objective by investing all or substantially all of its investable assets in a corresponding Master Fund. The Multi-Strategy Fund, which invests through a corresponding Master Fund, may in the future invest through a combination of some or all of the Master Funds if SEC exemptive relief from certain prohibitions is obtained. There can be no assurance, however, that such relief will be granted. In the event such exemption is not granted, the Multi-Strategy Fund will continue to invest in Hedge Funds solely through its Master Fund. Each Master Fund emphasizes allocation of member capital across one or more Hedge Fund strategies through a diversified portfolio of Hedge Funds managed by independent investment managers (the "Hedge Fund Managers").

                  FUND                               MASTER FUND

                                       |------------------------------------|
       |-------------------------|     |  |------------------------------|  |
       |                         |     |  |   CSFB Alternative Capital   |  |
       |    Multi-Strategy       |---->|  |         Multi-Strategy       |  |
       |          Fund           |     |  |        Master Fund, LLC      |  |
       |-------------------------|     |  |------------------------------|  |
                                       |                                    |
       |-------------------------|     |  |------------------------------|  |
       |                         |     |  |    CSFB Alternative Capital  |  |
       |      Event Driven       |-----|->|          Event Driven        |  |
       |          Fund           |     |  |        Master Fund, LLC      |  |
       |-------------------------|     |  |------------------------------|  |
                                       |                                    |
       |-------------------------|     |  |------------------------------|  |
       |                         |     |  |    CSFB Alternative Capital  |  |
       |    Long/Short Equity    |-----|->|        Long/Short Equity     |  |
       |          Fund           |     |  |        Master Fund, LLC      |  |
       |-------------------------|     |  |------------------------------|  |
                                       |                                    |
       |-------------------------|     |  |------------------------------|  |
       |                         |     |  |    CSFB Alternative Capital  |  |
       |     Relative Value      |-----|->|         Relative Value       |  |
       |          Fund           |     |  |        Master Fund, LLC      |  |
       |-------------------------|     |  |------------------------------|  |
                                       |                                    |
       |-------------------------|     |  |------------------------------|  |
       |                         |     |  |    CSFB Alternative Capital  |  |
       |    Tactical Trading     |-----|->|        Tactical Trading      |  |
       |          Fund           |     |  |        Master Fund, LLC      |  |
       |-------------------------|     |  |------------------------------|  |
                                       |------------------------------------|

Each Master Fund's (and the Multi-Strategy Fund's) Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and also as a "commodity pool operator" with the Commodity Futures Trading Commission. The Adviser is a member of the National Futures Association and, to the extent described in this Prospectus, the Master Funds may invest in futures and other derivatives.

Subject to the limitations of the 1940 Act, each Fund and Master Fund may borrow to facilitate purchases and redemptions of Units. Borrowing may also be used for cash management purposes such as to pay miscellaneous expenses as they arise and to bridge financing gaps related to redemptions of Hedge Fund investments by the Master Funds. Additionally, certain Hedge Fund Managers borrow money, trade securities or futures on margin or leverage their investments through various other means.

The Funds offer Eligible Investors the following advantages:

       - EASY ACCESS AND A LOW MINIMUM INVESTMENT SIZE--The Funds offer Eligible Investors exposure to Hedge Funds that may not be accepting capital from new investors or may have relatively high minimum investment amounts.

       - PROFESSIONAL PORTFOLIO MANAGEMENT--The Adviser employs an investment process to manage the Funds and Master Funds.

       - ONGOING HEDGE FUND MANAGER MONITORING--Hedge Funds in the Master Funds are monitored by the Adviser on a regular basis with the goal of identifying managers who are underperforming, unexpectedly changing their investment strategies or taking unusual risks.

       - DIVERSIFICATION--The Funds seek to take advantage of low correlations among Hedge Funds and where appropriate, strategies, to provide diversification benefits to Members. The aim of diversification is to manage risk and to reduce the volatility of returns.

       - LIMITED LIABILITY--Loss to a Member is limited to the size of its investment in a Fund.

THE FUNDS' INVESTMENT PROGRAM

The Adviser employs a specialist-based approach to investing that seeks to combine in-depth research and recommendations with risk management, due diligence and management oversight. The Adviser relies upon its fund of Hedge Fund investment management department, the Hedge Fund Investments Group ("HFI"), to identify potential Hedge Fund investments for the Funds. HFI's research personnel are assigned to focused areas of expertise, which encompass similar Hedge Fund investment strategies. HFI's research analysts are individually responsible for researching one or more of the following strategies (as so defined and referenced throughout this Prospectus), and may additionally perform research on Hedge Fund strategies that are relatively unique, and grouped together as "Other":

       STRATEGIES                  SUB-STRATEGIES
       ----------                  --------------
       Equity Market Neutral       - Quantitative
                                   - Statistical

       Event Driven                - Distressed
                                   - Risk Arbitrage
                                   - Multi-Strategy

       Convertible Arbitrage

       Long/Short Equity           - Global Diversified
                                   - U.S. Diversified
                                   - Europe Diversified
                                   - Asia
                                   - Japan
                                   - Emerging Markets
                                   - Financials
                                   - Health Care
                                   - Technology

       Dedicated Short

       Global Macro

       Managed Futures             - Trend Following
                                   - Other

       STRATEGIES                  SUB-STRATEGIES
       ----------                  --------------
       Fixed Income Arbitrage

       Emerging Markets            - Multi-Strategy
                                   - Fixed Income

       Multi-Strategy

       Other

HFI's investment process has three basic components:

       -      Manager selection and strategy composition

       -      Risk management

       -      Strategy allocation

HFI reviews Hedge Fund Managers to which it currently allocates assets, other established Hedge Fund Managers and those who are launching Hedge Funds, and focuses its resources on Hedge Fund Managers it believes are potential candidates for inclusion in its portfolios. A qualitative assessment of Hedge Fund Managers' businesses through on-site visits is a component of HFI's due diligence process. HFI's evaluation of a Hedge Fund Manager also involves a combination of qualitative factors including, among others, independent reference checks, operational and trading risk management due diligence and an analysis of its business structure. Based upon their due diligence, HFI's research personnel formulate recommendations and present those recommendations to the senior management personnel comprising HFI's investment committee (the "Investment Committee") who are ultimately responsible for selecting Hedge Funds in which to invest.

Post-investment, risk management professionals monitor HFI's Hedge Fund investments and collaborate with research personnel in analyzing sources of risk and performance in individual Hedge Funds. Risk management professionals, together with the research personnel assigned to the Master Funds, are responsible for ensuring that the Master Funds are managed in a manner consistent with their investment objectives.

The Investment Committee sets target strategy allocations that reflect both its view of the prospects for each of the strategies and the objectives of the Funds. The goal of the strategy allocation process is to opportunistically position the Funds to take advantage of market dynamics and market cycles subject to their investment objectives. This process stresses qualitative and forward-looking criteria as well as quantitative risk analysis.

As set forth above, each Fund attempts to achieve its objective by investing all or substantially all of its investable assets in the Master Fund(s). The Master Funds allocate capital to one or more strategies through a diversified portfolio of Hedge Funds.

THE INVESTMENT ADVISER

The Adviser, a Delaware corporation, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is also registered with the

Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator" and is a member of the National Futures Association.

The Adviser is responsible for identifying what it considers to be attractive investment opportunities and for the day-to-day management of each Master Fund's portfolio. The Adviser and HFI, its funds of Hedge Funds investment management department, have been creating and managing funds of Hedge Funds since 1994. As part of Credit Suisse Group, the Adviser benefits from resources it believes are unavailable to many of its competitors, including access to a wide-ranging experienced group of market professionals that provide insights into financial markets, trading conditions and security valuations. These financial resources enable the Adviser to commit significant time and expense to building and maintaining its operational and technological infrastructure.

Although the Adviser has considerable experience in fund of Hedge Funds investing, trading and risk management, it does not have any experience in managing an SEC-registered fund. HFI has an extensive network of industry contacts with Hedge Fund Managers and broker-dealers. As a result of its longstanding ties in the Hedge Fund industry, HFI has access to many new and established Hedge Fund Managers that may not be accepting capital from new investors.

Subject to policies adopted by the Board of each Fund and applicable law, the Adviser is responsible for the day-to-day management of each Master Fund and for the allocation of each Master Fund's assets to various Hedge Funds. Similarly, the Adviser will be responsible for the allocation of the Multi-Strategy Fund's assets among the Master Funds if and when requisite SEC exemptive relief is obtained. The Adviser's investment professionals will devote such time to the ongoing operations of each Master Fund and the Multi-Strategy Fund as they deem appropriate in order to implement and monitor their investment program.

See "Management of the Funds and the Master Funds--General".

MANAGEMENT FEE AND SERVICES FEE

Each Master Fund pays the Adviser a fee (the "Management Fee") computed at the annual rate of 1.00% of the aggregate value of its outstanding interests determined as of the last day of each month and payable quarterly (before any repurchases of interests). The Management Fee covers the provision of investment advisory and certain administrative services to the Master Funds. A portion of the Management Fee may be reallocated internally to affiliates of the Adviser within the Credit Suisse Group that supply services related to the distribution of Units. See "Management of the Funds and the Master Funds--General".

The Adviser provides certain services to each Fund that are in addition to the services provided to the Master Funds. These services include, among others, certain tax preparation and accounting services, legal and accounting support services, certain recordkeeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian. In consideration of performing such administrative services to the Funds, each Fund may pay the Adviser or its affiliates a fee computed at the annual rate of 0.35% of the aggregate value of outstanding Units (before any repurchases of interests), determined as of the last day of each calendar month and paid quarterly (the "Services Fee").

ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT AND REGISTRAR SERVICES

PFPC Inc. (the "Administrator") provides certain administrative services to the Funds and the Master Funds. PFPC Trust Company (the "Custodian") serves as each Fund's and each Master Fund's custodian. In consideration for these services, each Fund will pay the Administrator and the Custodian a fee which is not expected to exceed 0.30% per annum of the aggregate value of outstanding Units generally determined as of the last day of each calendar month and paid monthly (the "Administration Fee"). Each Fund may also, based upon its interest in the Master Fund, bear a proportionate interest in the Administration Fee paid by the Master Fund. The principal business address of the Administrator is 301 Bellevue Parkway, Wilmington, Delaware 19809 and the principal address of the Custodian is 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153.

MEMBER SERVICING ARRANGEMENTS

Each Fund will pay a fee computed at up to an annual rate of 0.50% of the aggregate value of its outstanding Units, determined as of the last day of each calendar month (before any repurchases of Units) (the "Member Servicing Fee") and paid quarterly, to the Distributor to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Funds that are their customers ("Member Service Providers") and for the Distributor's ongoing investor servicing. Each Member Service Provider will be paid based on the aggregate value of outstanding Units held by investors that receive services from the Member Service Provider. See "Management of the Funds and the Master Funds--Member Servicing Arrangements".

EXPENSE LIMITATION ARRANGEMENT

The Adviser has contractually agreed to limit total annualized expenses of each Fund and each Master Fund to 2.25% (the "Expense Limitation Agreement") through July 31, 2006. The Expense Limitation Agreement will automatically renew on an annual basis unless terminated.

INVESTOR ELIGIBILITY

Each investor will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes:

       - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

       - Any natural person who has a net worth or joint net worth with that person's spouse, at the time of purchase that exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);

       - An individual or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

       - A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

       -      A Manager or executive officer of a Fund;

       - An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in a Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Massachusetts or similar business trust;

       - An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," or "savings and loan association," (within the meaning of Regulation D under the Securities Act of 1933 (the "1933 Act") or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

       - A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

       -      An investment company registered under the 1940 Act;

       - An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

       -      An insurance company as defined in Section 2(13) of the 1933 Act;

       - A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

       - An entity in which all of the equity owners meet the qualifications set forth above.

After initial purchase, existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. The qualifications required to invest in a Fund will appear in an application form that must be completed by each prospective Member. See "Subscriptions for Units--Member Qualifications".

With the exception of seed money investments by the Adviser or an affiliate, which is required by law, the Funds are only open to investment by Eligible Investors, which may include its affiliates.

MEMBER SUITABILITY

An investment in the Funds involves substantial risks. It is possible that a Member may lose some or all of the Member's investment. Before making an investment decision, a prospective Member and/or a prospective Member's adviser should (i) consider the suitability of this investment with respect to the prospective Member's personal investment objectives and individual situation and
(ii) consider factors such as the prospective Member's personal net worth, income, age, risk tolerance and liquidity needs. See "Risk Factors".

Short-term prospective Members, prospective Members with immediate liquidity needs and prospective Members who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in a Fund should not invest in the Funds.

THE OFFERINGS

Each Fund is offering $100,000,000 in Units through the Distributor and through broker-dealers that have entered into selling agreements with the Distributor. See "Distribution Arrangements". Each Fund expects to deliver Units purchased in the initial offering on or about April 1, 2005 or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, it is expected that Units will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board of each Fund. The Board of any Fund may discontinue accepting subscriptions at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted. The minimum initial investment in a Fund by any Eligible Investor is $50,000 and the minimum additional investment in a Fund by a Member is $50,000. A Fund may accept investments for lesser amounts (which will not be less than $25,000) under certain circumstances. Certain selling broker-dealers and financial advisers may impose higher minimums.

Investments may be subject to a sales charge of up to 3.50%, subject to waivers for certain types of investors. The sales charge will be added to each prospective Member's purchase amount, and will not constitute part of a Member's capital contribution to a Fund or part of the assets of a Fund.

Under a right of accumulation offered by each Fund, the amount of each additional investment in a Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load at the time of subsequent purchases. The right of accumulation also applies to investments in a Fund by an investor's spouse and investments for certain related accounts. In addition, no sales load will be charged to certain types of investors. To be eligible to receive a waiver of the sales load, an investor must advise the Distributor or the selling broker or dealer when making an investment. See "Distribution Arrangements".

The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers.

See "Subscriptions for Units--Subscription Terms" and "Distribution
Arrangements".

BORROWING AND USE OF LEVERAGE

Each Fund and Master Fund may employ borrowing to facilitate repurchases of Units. Borrowing may also be used for cash management purposes such as to pay miscellaneous expenses as they arise and for bridge financing of investments in Hedge Funds while awaiting cash from Hedge Fund redemptions. Borrowings (other than temporary borrowings of less than 5% of the Fund's or Master Fund's assets) will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement and may result in greater losses than may be expected to occur if such Hedge Funds did not borrow. See "Risk Factors--Principle Risk Factors Relating to Hedge Funds--Use of Leverage" and "Investment Programs of the Funds--Leverage".

CLOSED-END FUND STRUCTURE: LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS

The Funds and the Master Funds have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, Hedge Fund investments are often illiquid. For this reason, the Funds and the Master Funds are organized as closed-end funds. See "Risk Factors".

The Funds will not list the Units on any securities exchange and it is not expected that any secondary market will develop for the Units. Members will not be able to redeem their Units on a daily basis because the Funds are closed-end funds. In addition, Units are subject to significant transfer restrictions. Members should not expect that they will be able to transfer Units. Units currently may not be exchanged for Units of any other Fund. As described below, however, in order to provide a limited degree of liquidity, each Fund will consider whether to conduct quarterly tender offers for its outstanding Units. An investment in a Fund is suitable only for Members who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments. See "Risk Factors--Principal Risk Factors Relating to the Funds' Structure--Limited Liquidity" and "Risk Factors--Principal Risk Factors Relating to Hedge Funds--Illiquid Investments".

TENDER OFFERS AND OTHER REPURCHASES OF UNITS BY A FUND

Because the Funds are closed-end funds, Members do not have the right to require a Fund to redeem any or all of their Units. To provide a limited degree of liquidity to Members, each Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of each Fund, in its sole discretion. In determining whether a Fund should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. In this regard, the Board expects that a Fund will offer to repurchase Units from Members for valuation on September 30, 2005. The Board expects that after that date each Fund will ordinarily offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and

December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter). See "Repurchases and Transfers of Units".

Any Member tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to an early withdrawal charge of 2.00% (as a percentage of repurchase proceeds) which will be netted against withdrawal proceeds and remain in the Fund.

Each Fund's assets consist primarily of interests in a Master Fund. The Multi-Strategy Fund may in the future invest in multiple Master Funds if it receives SEC exemptive relief from certain prohibitions. Such relief is not assured. In order to finance the repurchase of Units pursuant to the tender offers, a Fund may find it necessary to liquidate all or a portion of its interest in a Master Fund. Because interests in a Master Fund are generally not transferable, a Fund may withdraw a portion of its interest only pursuant to tender offers by its respective Master Fund. A Fund will not conduct a tender offer for Units unless a Master Fund in which it invests simultaneously conducts a tender offer for the Master Fund's interests. Each Master Fund's Board expects that the Master Fund will conduct tender offers on a quarterly basis in order to permit each Fund to meet its obligations under its tender offers. However, there are no assurances that a Master Fund's Board will, in fact, decide to undertake such a tender offer. A Fund cannot make a tender offer larger than a tender offer made by the respective Master Fund. Each Master Fund will make tender offers, if any, to all of its Members, including the corresponding investing Fund(s), on the same terms. This practice may affect the size of a Master Fund's offers. Subject to a Master Fund's investment restriction with respect to borrowings, a Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such tender offer.

Each Fund has the right to repurchase Units of Members if the Board determines that the repurchase is in the best interest of a Fund or upon the occurrence of certain events specified in a Fund's Limited Liability Agreement (the "LLC Agreement"), including, but not limited to, Members' attempted transfers in violation of the transfer restrictions described above. See "Repurchases and Transfers of Units--No Right of Redemption" and "--Repurchases of Units".

DISTRIBUTION POLICY

No Fund presently intends to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See "Taxes".

ALLOCATION OF PROFIT AND LOSS

The net profits or net losses of a Fund (including, without limitation, net realized gains or losses and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis. See "Units and Capital Accounts--Allocation of Net Profits and Losses".

PROVISION OF TAX INFORMATION TO MEMBERS

Each Fund will furnish to Members, as soon as practicable after the end of each taxable year, such information as is necessary for them to complete federal and state tax returns or information returns along with any tax information required by law. However, a Master Fund may not receive tax information from Hedge Funds in a timely manner sufficient to enable a Fund invested in the Master Fund to provide tax information to Members necessary for them to file their returns without filing an extension with the Internal Revenue Service (or state agencies). Accordingly, it is expected that any such Members will be required to obtain extensions of time to file their tax returns. Each Fund anticipates sending Members a semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See "Fiscal Year" below.

TAXATION

Each Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Funds should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return, to the extent required, the Member's distributive share of a Fund's taxable income or loss. If a Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of that Fund would be subject to corporate income tax and any distributions of profits from that Fund would be treated as dividends. See "Taxes".

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

The Funds are not designed for tax-exempt and tax-deferred investors. Because the Funds, the Master Funds and Hedge Funds may use leverage, tax-exempt investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors may incur income tax liability to the extent a Fund's or a Master Fund's transactions are treated as giving rise to unrelated business taxable income. The Funds are not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Units. See "Taxes".

FISCAL YEAR

The fiscal year of each Fund shall end on March 31, with the taxable year ending on December 31.

RISK FACTORS

The investment programs are speculative and entail substantial risks. No assurance can be given that a Fund's or a Master Fund's investment objectives will be achieved. All of the Funds have certain common risks and each Fund has certain specific risks related to its strategy or strategies. In addition, all of the Master Funds share certain risks posed by the Hedge Funds in which they invest. Since it invests using a number of strategies, the Multi-Strategy Fund shares some or all of the risks of the other Funds. The following is a summary of the risks to which a Member in a Fund is subject.

RISKS COMMON TO EACH FUND

       - LIMITED OPERATING HISTORY--Each Fund is a closed-end management investment company with no history of operations. Although the Adviser has significant experience managing and operating private funds of Hedge Funds, it has no experience operating registered funds of Hedge Funds.

       - LACK OF LIQUIDITY OF UNITS--Each Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle or for short-term investing. The Funds do not currently intend to list the Units for trading on any securities exchange. There is no secondary trading market for Units, and it is not expected that such a market will develop. Units therefore are not readily marketable. Because each Fund is a closed-end management investment company, Units may not be redeemed on a daily basis and they currently may not be exchanged for Units of any other Fund.

       - LACK OF LIQUIDITY OF MASTER FUNDS--The Master Funds will typically only be able to redeem their investments in Hedge Funds on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors during which time an investor may not redeem all or part of its interest in the Hedge Fund, or may only redeem by paying a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment in a Hedge Fund but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact a Fund's ability to redeem and thus affect a Member's liquidity.

       - NO GUARANTEE OF QUARTERLY REPURCHASE OFFERS--Although each Fund, at the discretion of that Fund's Board, will consider whether to make quarterly tender offers of its outstanding Units at net asset value, the Units are significantly less liquid than shares of funds that trade on a securities exchange or offer more frequent liquidity. Even if the Board determines to make a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Members, a Fund will repurchase only a pro rata portion of the Units tendered by each Member. A large investor in a Fund seeking repurchase may cause a greater likelihood of all Members seeking repurchase having their requests reduced pro rata. The potential for pro ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased which may adversely affect others wishing to participate in the tender offer. In addition, in extreme cases, a Fund may not be able to complete repurchases if the corresponding Master Fund is unable to repurchase a portion of that Fund's interest in the Master Fund due to the Master Fund's inability to liquidate a portion of its Hedge Fund investments. In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by that Fund's Board.

       - POTENTIAL CONSEQUENCES OF QUARTERLY REPURCHASE OFFERS--Each Fund's tender offer policy may have the effect of decreasing the Fund size and thus the size of the corresponding Master Fund. It may therefore force a Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to a Master Fund and cause its expense ratio to increase. In addition, a Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing a Master Fund's ratio of illiquid to liquid investments for the Fund's remaining Members and may negatively impact performance or the ability of the remaining Members to redeem.

       - LAYERING OF FEES--Each Fund's and Master Fund's fees and expenses, including the Management Fee and Services Fee, and the Member Servicing Fee payable to the Adviser and the Distributor, respectively, and the compensation paid to Hedge Fund Managers, result in two levels of fees and potentially greater expenses than would be associated with direct investments into Hedge Funds. Each Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.

       - ALLOCATION AMONG HEDGE FUND MANAGERS--The Adviser may, from time to time, change the percentage of a Master Fund's assets allocated to each of its Hedge Fund investments. Allocation changes may occur for a number of reasons including as a result of a Fund and, in turn, a Master Fund receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional capital (for example, because of capacity restrictions), or as a result of investment restrictions imposed by the 1940 Act. At times, a Master Fund might have to place some or all of any additional capital with other Hedge Funds. Each Fund's success may depend, therefore, not only on the Hedge Fund Managers the Adviser has selected for the Master Fund(s) and its ability to allocate the assets of the Master Fund(s) successfully among those Hedge Funds, but also on the Adviser's ability to identify new Hedge Fund Managers for investment. See "Risk Factors".

       - INCREASE IN ASSETS UNDER MANAGEMENT--As each Master Fund's assets increase, more capital will be allocated to the Hedge Funds it selects. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance will be given that their strategies will continue to be successful or that the return on a Master Fund's investments will be similar to that achieved in the past.

       - TAX RISKS--Special tax risks are associated with an investment in a Fund, particularly with respect to tax-exempt investors. There can be no assurance that the positions of the Funds relating to the consequences of their investment transactions will be accepted by the tax authorities. See "Taxes".

       - CHANGES IN DELAWARE AND UNITED STATES LAW--If there are changes in the laws of Delaware and the United States, so as to result in the inability of a Fund to operate as set forth in this Prospectus, there may be a substantial effect on Members.

       - USE OF LEVERAGE--Subject to the limitations imposed by the 1940 Act, the Funds and the Master Funds may employ borrowing to facilitate repurchases of Units or for various cash management purposes. Any such borrowing in excess of short-term borrowings would implicitly leverage a Master Fund's investments, which may increase any loss incurred. Hedge Fund Managers may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the Hedge Fund or the Master Fund. Because of the small profit potential of certain trading strategies, some Hedge Fund Managers on behalf of the Hedge Funds, may use leverage to acquire large positions in an effort to meet their objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. These losses would impact the value of a Master Fund holding such Hedge Funds, and, in turn, Fund(s) invested in the Master Fund. See "Risk Factors--Principal Risk Factors Relating to Hedge Funds".

       - TEMPORARY DEFENSIVE POSITIONS--In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows, each Fund and/or Master Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

       - DELAY IN USE OF PROCEEDS--Although the Funds and the Master Funds currently intend to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, the investment of such proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Hedge Funds. Such other investments may be less advantageous, and, as a result, a Fund may not achieve its investment objective.

       - OTHER MEMBERS IN A MASTER FUND--Other Members in a Master Fund may alone, or collectively, own or acquire sufficient voting interests in a Master Fund to control matters relating to the operation of a Master Fund, which may require a Fund to withdraw its investment in a Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from a Master Fund) which would require a pro rata division of Hedge Fund investments, dependent upon consent for transfer being provided by such Hedge Funds' Managers. There is no certainty that a distribution in-kind could occur. If securities and other non-cash assets are distributed, a Fund could incur brokerage, tax or other charges in converting those assets to cash. In addition, the distribution in-kind may reduce the range of investments in the portfolio or adversely affect the liquidity of a Fund. Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.

       - POTENTIAL CONFLICTS OF INTEREST--The investment activities of the Adviser, the Hedge Fund Managers and their respective affiliates for their own accounts and other accounts they manage, may give rise to conflicts of interest that may disadvantage the Funds and the Master Funds. The Adviser and its affiliates owe a fiduciary duty to each client. The Adviser will endeavor to resolve conflicts in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances. Over time, investment opportunities are allocated in a manner which the Adviser deems fair and equitable, generally considering a number of factors, primarily, client guidelines, legal and tax concerns and the Adviser's investment outlook. The Adviser's outlook is based in general on its overall view of market conditions relative to the Master Funds as well as the nature and size of existing positions and cash inflows and redemptions. There is no assurance that all portfolios under the management of the Adviser will hold the same Hedge Funds or will experience similar performance. See "Risk Factors--Potential Conflicts of Interest".

       - DIVERSIFICATION--the Funds are classified as non-diversified under the 1940 Act. Although the Funds may have broad exposure to a number of Hedge Funds they may be susceptible to events affecting particular Hedge Fund strategies or the Hedge Fund industry, and thus exhibit increased volatility.

RISKS OF THE HEDGE FUNDS

Investing in Hedge Funds either directly or indirectly, as in the case of the Funds, involves certain risks, including the following:

       - Investments in Hedge Funds entail a high degree of risk. It is possible that a Master Fund could lose all or part of its investment in a Hedge Fund, which would directly and adversely affect a Fund's performance. Accordingly, it is possible that a Member could lose some or all of its investment.

       - Each Fund is subject to Hedge Fund strategy risk. Strategy risk refers to the failure or deterioration of investment or trading techniques employed within or across strategies, such that some or all Hedge Fund Managers employing such techniques may suffer significant losses. Losses associated with strategy risk may result from excessive concentration by multiple Hedge Fund Managers in the same or similar trading positions. Likewise, broad events or market dislocations, particularly those accompanied by illiquidity, may adversely affect a wide range of Hedge Funds in certain strategies. Many of the trading or investment strategies employed by Hedge Funds are speculative and involve substantial risks. Specific strategy risks relating to Hedge Fund strategies that may be present in the Master Funds include:

                     THE MULTI-STRATEGY MASTER FUND--Hedge Funds selected by the Multi-Strategy Master Fund may operate in any strategy and may be subject to some or all of the strategy risks described below.

                     THE EVENT DRIVEN MASTER FUND--Hedge Funds selected by the Event Driven Master Fund generally seek to trade securities of companies undergoing significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies. Such transactional events may diminish at certain points during an economic or business cycle. For example, bankruptcies and liquidations can become scarcer in bull markets and merger and acquisition volume may diminish in bear markets. Additionally, particularly when opportunities are scarce, several Event Driven and Emerging Market Hedge Fund Managers may be concentrated in a reduced number of positions which could be unsuccessful for many different reasons including as a result of various legal and regulatory issues, shareholder concerns, changes in the market environment and company specific factors. In addition the Event Driven Master Fund may be exposed to the risks associated with investment in non-U.S. securities and emerging markets. See "Principal Risk Factors Relating to Hedge Funds--Non-U.S. Securities" and "Principal Risk Factors Relating to Hedge Funds--Emerging Markets".

                     THE LONG/SHORT EQUITY MASTER FUND--Hedge Funds selected by the Long/Short Equity Master Fund typically manage portfolios of both long and short positions in equity securities. The success of such Hedge Fund Managers depends largely on their ability to identify mispriced stocks. Individual Hedge Funds may incorrectly size their positions despite position and risk limits. Excessively large positions may reduce portfolio diversification and could result in significant losses for such Hedge Funds to the extent that such positions decrease in value. Long/Short Equity Hedge Fund Managers rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, Long/Short Equity Hedge Fund Managers typically maintain some level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

                     THE RELATIVE VALUE MASTER FUND--Hedge Funds selected by the Relative Value Master Fund typically employ Relative Value strategies designed to exploit anomalies in the pricing of two or more related securities. Many of these strategies rely upon quantitative methods and historical relationships to predict future price movements. Generally, these Hedge Fund Managers attempt to eliminate exposure to significant risks aside from price differentials between related securities, but may intentionally or unintentionally remain exposed to certain residual risk factors. Furthermore, Hedge Fund Managers often employ significant leverage in order to profit from relatively small mispricings between securities. If anomalies in the prices of related securities do not materialize or are reduced, Hedge Funds with positions in such securities may experience negative performance. Such instances may coincide with significant market dislocations involving illiquidity and the negative performance experienced may be exacerbated by leverage. In addition, many of these strategies rely upon quantitative methods that may be incorrectly derived or historical relationships that may not predict future price movements.

                     THE TACTICAL TRADING MASTER FUND--Generally, Hedge Funds selected by the Tactical Trading Master Fund opportunistically express directional views in one or several asset classes, such as currencies, fixed income securities, commodities, equities and equity indexes. These Hedge Funds frequently exhibit a high degree of volatility, and often express similar views in similar or identical instruments. Hedge Fund activity in certain markets can exacerbate illiquidity in times of crisis which may preclude Hedge Fund Managers from liquidating positions even though prices are changing significantly. Likewise, particularly in the context of significant events and broad market dislocations, certain asset classes may become highly correlated and diversified portfolios consisting of otherwise uncorrelated instruments can uniformly incur losses. Tactical Trading Hedge Fund Managers, such as those in the Managed Futures strategy, rely on systematic models that tend to profit from certain historical patterns in markets. In cases where unexpected market events occur, or adverse market conditions persist, these Hedge Fund Managers may experience negative performance.

       - Because each Master Fund may invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds employing strategies outside of the Master Fund's investment focus, the Funds may be exposed to risks that are not described above. This does not purport to be a complete list of strategy risks.

       - There is also a risk of misconduct by Hedge Fund Managers. When the Adviser invests a Master Fund's assets with a Hedge Fund Manager, the Master Fund will not have custody of the assets or control over their investment. Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations, fail to adhere to the stated guidelines or engage in other misconduct. The Hedge Funds in which the Adviser invests each Master Fund's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. Consequently, they may not be subject to regulatory oversight. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers. There also is a risk that regulatory actions may be taken by governmental or other authorities against Hedge Fund Managers, which may expose investors, such as the Master Funds, that have placed assets with such Hedge Fund Managers, to losses.

       - The Hedge Funds may, at any time and without notice to a Master Fund, change their investment objectives, policies or strategies. This may adversely affect a Master Fund's risk characteristics and may negatively impact performance.

       - Each Hedge Fund Manager generally will charge a Master Fund an asset-based fee and some or all of the Hedge Fund Managers will receive performance or incentive allocations. Asset-based fees are expected to range from 1% to 3% annually of the Hedge Fund's net assets under management and performance or incentive allocations are generally expected to range from 15% to 25% of annual net profits. In certain cases, these fees and allocations may be higher. The receipt of a performance or incentive allocation by a Hedge Fund Manager may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. Moreover, performance incentive allocations may be paid to Hedge Fund Managers who show net profits, even though a Master Fund and/or a Fund, as a whole, may incur a net loss. In addition, because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, these allocations may be greater than if they were based solely on realized gains. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent periods in determining the fee for such periods. A Master Fund's investment also may be subject to investment lock-up periods or early withdrawal penalties.

       - Investment decisions of the Hedge Funds are made by the Hedge Fund Managers independently of each other. Consequently, at any particular time, one Hedge Fund may be purchasing interests in an instrument that, at the same time, are being sold by another Hedge Fund. Investing by Hedge Funds in this manner could cause a Master Fund and a Fund to indirectly incur certain transaction costs without accomplishing any net result. Likewise, a lack of transparency regarding Hedge Fund positions may lead to a lack of diversification in the portfolio of a Master Fund.

       - The Hedge Funds may not be registered as investment companies under the 1940 Act and each Fund, as an indirect investor in these Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Likewise, Hedge Fund Managers may not be registered under the Advisers Act at the time of investment. Although the Adviser will periodically receive information from each Hedge Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information and generally does not undertake to do so. Hedge Funds are typically not contractually or otherwise obligated to inform their investors, including the Master Funds, of details surrounding proprietary investment strategies or positions. In addition, the Master Funds and the Adviser have no control over the Hedge Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund Manager in these areas. The performance of the Master Funds is entirely dependent on the success of the Adviser in selecting Hedge Funds for investment by the Master Funds and the allocation and reallocation of a Master Fund's assets among Hedge Funds.

       - The Hedge Funds may invest and trade in a wide range of securities and other financial instruments. For example, the Hedge Funds may invest and trade in equity and debt securities, currencies, financial futures and other equity- and debt-related instruments or derivatives (I.E., instruments that may derive all or a portion of their value from other securities). Hedge Funds are generally not limited in the markets, either by location or type of investment, such as large capitalization, small capitalization or non-U.S., in which they invest, or in the investment discipline that may be employed, such as value or growth or bottom-up or top-down analysis. Hedge Funds may use various investment techniques for hedging and non-hedging purposes. A Hedge Fund may, for example, sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Hedge Fund's investment strategy and may involve certain risks, including the risk that a Master Fund will lose all or part of its investment in the Hedge Fund which could directly and adversely affect the Fund and its Members. See "Risk Factors--Principal Risk Factors Relating to Hedge Funds".

       - Each Master Fund has minimal ability to assess the reliability of the valuations received from the Hedge Funds in which the Master Fund invests. Some of the positions may be difficult to value and Hedge Fund Managers may be authorized to "par value" such positions in their discretion. Furthermore, the net asset values received by a Master Fund from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by Hedge Fund Managers may require a Master Fund's and Fund's financial statements to be revised. See "Calculation of Net Asset Value".

       - To the extent a Master Fund's holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, a Master Fund will have no ability to influence certain matters that could adversely affect the Master Fund's investment in the Hedge Fund. In some cases, the Master Funds' only option may be to redeem its interest from such Hedge Fund. There is no assurance that such a redemption will not result in reduced returns for the Master Fund. In addition, the Master Fund's ability to redeem a Hedge Fund investment may be restricted by any limitations on redemption imposed by the Hedge Fund. Hedge Funds may be permitted to distribute securities in-kind to investors, including the Master Funds. Securities that a Master Fund may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of a Master Fund. There is no assurance that there will be a market for such securities and there may be occasions when they cannot be liquidated. When such securities can be liquidated, there may be few market makers and the corresponding liquidation price may not reflect true value.

       - The Master Funds may make additional investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds. A Master Fund from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and/or money market instruments or may hold cash or cash equivalents pending the investment of assets in Hedge Funds or for other purposes.

       - Certain Hedge Funds invest in emerging markets. Securities in such markets may be substantially less liquid, more volatile and subject to less governmental regulation than securities in the U.S. or other developed countries. Emerging markets also are subject to other risks that are less prominent in developed countries including the risk of governmental instability.

       Prospective Members in the Funds should review carefully the discussion below under the caption "Risk Factors" for other risks associated with all of the Funds and the Master Funds, specific risks of a particular Fund and the risks of Hedge Fund Managers' investment strategies. An investment in the Funds should only be made by prospective Members who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risk of the investment.

                          SUMMARY OF FEES AND EXPENSES

       The following Fee Table and Examples summarize the aggregate expenses of each Fund (including expenses associated with that Fund's Master Fund that are attributable to the Fund), and are intended to assist prospective Members in understanding the costs and expenses that they will bear directly or indirectly by investing in a Fund. The expenses associated with investing in a fund of Hedge Funds, such as the Master Funds, are generally higher than those associated with other types of funds that do not invest primarily in Hedge Funds. This is because funds of Hedge Funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Hedge Fund level. Consequently, investors in the Funds, through the Master Funds, pay two layers of fees. Fees charged by Hedge Funds are not reflected in the Fee Table or the Examples below. Those fees and expenses are described below in "Risk Factors--Principal Risk Factors Relating to the Funds' Structure--Layering of Fees".

                                                                                        LONG/
                                                                    MULTI-    EVENT    SHORT    RELATIVE   TACTICAL
                                                                   STRATEGY   DRIVEN   EQUITY    VALUE     TRADING
                                                                     FUND      FUND     FUND      FUND       FUND
                                                                   --------   ------   ------   --------   --------
MEMBER TRANSACTION EXPENSES
   Sales Load (as a percentage of the offering price
      per Unit)(1)                                                     3.50%    3.50%    3.50%      3.50%      3.50%
   Early Withdrawal Charge (as a percentage of repurchase
      proceeds)(2)                                                     2.00%    2.00%    2.00%      2.00%      2.00%
ANNUAL EXPENSES (as a percentage of net assets attributable
   to Units)
   Management Fees                                                     1.00%    1.00%    1.00%      1.00%      1.00%
   Other Expenses(3)                                                   1.20%    1.20%    1.20%      1.20%      1.20%
                                                                   --------   ------   ------   --------   --------
TOTAL ANNUAL EXPENSES(4)                                               2.20%    2.20%    2.20%      2.20%      2.20%

----------
 (1) Investments may be subject to a sales charge of up to 3.50%, subject to waivers for certain types of investors. Under a right of accumulation, the amount of each additional investment by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load at the time of the additional investment. No sales load will be charged to certain types of investors. See "Distribution Arrangements".

 (2) Repurchases of Units held less than one year from the date of purchase will be subject to an early withdrawal charge of 2.00% paid to the respective Fund and calculated as a percentage of repurchase proceeds.

 (3) "Other Expenses" are estimated for the Multi-Strategy Fund based on net assets of the Multi-Strategy Master Fund of $200 million, for the Event Driven Fund based on net assets of the Event Driven Master Fund of $100 million, for the Long/Short Equity Fund based on net assets of the Long/Short Equity Master Fund of $200 million, for the Relative Value Fund based on net assets of the Relative Value Master Fund of $100 million and for the Tactical Trading Fund based on net assets of the Tactical Trading Master Fund of $100 million, and anticipated expenses for the first year of each Fund's operations and each Fund's pro rata share of the respective Master Fund's estimated expenses for the current fiscal year, and includes professional fees and other expenses, including, without limitation, the Services Fee, the Administration Fee and the Member Servicing Fee, that each Fund will bear directly and indirectly through the respective Master Fund, including custody fees and expenses. See "Management of the Funds and the Master Funds--Administrative, Accounting, Custody, Transfer Agent and Registrar Services" and "Member Servicing Arrangements".

 (4) The Adviser has contractually agreed to limit total annualized expenses of each Fund and each Master Fund to 2.25% (the "Expense Limitation Agreement") through July 31, 2006. The Expense Limitation Agreement will automatically renew on an annual basis unless terminated.

       For a more complete description of the various fees and expenses of each Fund, see "Management of the Funds and the Master Funds".

EXAMPLES

       THE EXAMPLES ASSUME A $1,000 INVESTMENT IN A FUND FOR THE TIME PERIODS INDICATED, THAT THE INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT EACH FUND'S OPERATING EXPENSES REMAIN THE SAME.

       ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS A PROSPECTIVE MEMBER WOULD PAY THE FOLLOWING EXPENSES IF THE MEMBER SUBSEQUENTLY REPURCHASED ITS UNITS IN FULL AT THE END OF THE PERIODS DEPICTED BELOW:

                                                                                CUMULATIVE EXPENSES PAID
                                                                                   FOR THE PERIOD OF:
                                                                       -----------------------------------------
              EXAMPLE                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
              -------                                                  --------   --------   --------   --------
A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods
Multi-Strategy Fund                                                    $  22.38   $  68.00   $ 115.52   $ 244.28
Event Driven Fund                                                      $  22.38   $  68.00   $ 115.52   $ 244.28
Long/Short Equity Fund                                                 $  22.38   $  68.00   $ 115.52   $ 244.28
Relative Value Fund                                                    $  22.38   $  68.00   $ 115.52   $ 244.28
Tactical Trading Fund                                                  $  22.38   $  68.00   $ 115.52   $ 244.28

       ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS A PROSPECTIVE MEMBER WOULD PAY THE FOLLOWING EXPENSES IF THE MEMBER DID NOT HAVE ITS UNITS REPURCHASED:

                                                                                CUMULATIVE EXPENSES PAID
                                                                                   FOR THE PERIOD OF:
                                                                       -----------------------------------------
              EXAMPLE                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
              -------                                                  --------   --------   --------   --------
A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods
Multi-Strategy Fund                                                    $  22.38   $  68.00   $ 115.52   $ 244.28
Event Driven Fund                                                      $  22.38   $  68.00   $ 115.52   $ 244.28
Long/Short Equity Fund                                                 $  22.38   $  68.00   $ 115.52   $ 244.28
Relative Value Fund                                                    $  22.38   $  68.00   $ 115.52   $ 244.28
Tactical Trading Fund                                                  $  22.38   $  68.00   $ 115.52   $ 244.28

       The purpose of these Examples is to assist a prospective Member in understanding the various costs and expenses that a Member in a Fund will bear directly or indirectly. The Examples are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. Moreover, the rate of return of a Fund may be greater or less than the hypothetical 5% return used in the Examples. A greater rate of return than that used in the Examples would increase the amount of certain fees and expenses paid by a Fund. The Examples are based on each Fund's total annual expenses. For more complete descriptions of various costs and expenses, see "Management of the Funds and the Master Funds".

                                    THE FUNDS

       The Funds are newly formed Delaware limited liability companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. The Funds are classified as non-diversified investment companies under the 1940 Act. Each of the Funds is a feeder fund that invests directly in a corresponding master fund that is a fund of hedge funds. The Funds are designed solely for investment by taxable high net worth individuals and institutional investors. The Funds were organized on September 30, 2004 and have no operating history. Eligible Investors (as defined herein) who purchase Units of a respective Fund and other persons who acquire Units and are admitted to a Fund by its Board of Managers (each individually a "Manager" and collectively the "Board"), will become members of the respective Fund (the "Members").

       Each Fund acts as a feeder fund and shares the same basic structure. Each Fund invests substantially all of its investable assets in its corresponding master fund (a "Master Fund"). The Multi-Strategy Fund has a corresponding Master Fund, but in the future may invest substantially all of its investable assets into a combination of some or all of the Master Funds if Securities and Exchange Commission ("SEC") exemptive relief from certain prohibitions is obtained. In the event such exemption is not granted, the Multi-Strategy Fund will continue to invest in Hedge Funds solely through its Master Fund. Each Master Fund is a registered investment company with the same investment objectives as its corresponding Fund. Each Master Fund emphasizes allocation of Member capital across one or more Hedge Fund strategies through a diversified set of pooled investment vehicles (collectively, the "Hedge Funds") managed by independent investment managers (the "Hedge Fund Managers").

       The Funds' and the Master Funds' principal offices are located at the offices of the Adviser (as defined below) at 11 Madison Avenue, New York, New York 10010. The Adviser's telephone number is 877-435-5264. Investment advisory services are provided to each Master Fund and the Multi-Strategy Fund by CSFB Alternative Capital, Inc. (the "Adviser"), a Delaware corporation and an affiliate of Credit Suisse First Boston LLC (the "Distributor"), pursuant to an investment advisory agreement dated March 28, 2005 (the "Advisory Agreement"). Responsibility for monitoring and overseeing each Fund's management and operation is vested in the individuals who serve on the Board of each Fund. See "Board of Managers" in the statement of additional information ("SAI"). The Multi-Strategy Fund's Board of Managers (if SEC exemptive relief is granted to the Multi-Strategy Fund as noted above) and each Master Fund's Board of Managers (each, the "Master Fund's Board") has responsibility for monitoring and overseeing the Multi-Strategy Fund's and each Master Fund's investment program, respectively. The Multi-Strategy Fund's Board and each Master Fund's Board has delegated to the Adviser its rights and powers to the extent necessary for such Board to carry out its oversight obligations as may be required by the 1940 Act, state law or other applicable laws or regulations.

       A Fund may withdraw all or part of its assets from the respective Master Fund if the Board determines that it is in the best interest of a Fund to do so, provided that the Master Fund permits the Fund to tender for repurchase its interest. In the event that a Fund withdraws all or part of its assets from a Master Fund, the Board would consider what action might be taken, including investing the assets of a Fund in another pooled investment entity or retaining an investment adviser to manage that Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of its assets from a Master Fund (or the withdrawal of assets of another Member in a Master Fund). Contributions of assets may also affect the Fund's investment performance.

THE MASTER FUNDS

       Each Master Fund has been a registered investment company since April 1, 2005. The Multi-Strategy Master Fund and the Long/Short Equity Master Fund have each succeeded to the investments of various private funds sponsored by the Adviser.

STRUCTURE

       Each Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund," with those of a registered closed-end management investment company. Private investment funds, such as Hedge Funds, are commingled investment pools that offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of the Hedge Funds are usually compensated through asset-based fees and incentive-based allocations. Registered closed-end management investment companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The investment advisers to registered closed-end management investment companies are typically compensated through asset-based (but not incentive-based) fees.

       Each Fund is similar to a private investment fund in that through a Fund's investment in a Master Fund, it will be actively managed and units of limited liability company interests ("Units") will be sold to Eligible Investors. In addition, Hedge Fund Managers will typically be entitled to receive incentive-based compensation. Unlike many private investment funds, however, each Fund, as a registered closed-end management investment company, can offer Units without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Units. The structure of each Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Funds to the limitations on the number of investors and the manner of offering faced by many of those funds.

                        INVESTMENT PROGRAMS OF THE FUNDS

       Each Fund invests substantially all of its investable assets in its corresponding Master Fund, with the potential exception of the Multi-Strategy Fund which has a corresponding Master Fund, but may in the future invest substantially all of its investable assets into a combination of some or all of the Master Funds. The Multi-Strategy Master Fund will invest in Hedge Funds, and if SEC exemptive relief from certain prohibitions is granted, will have the flexible investment strategy of complementing the Multi-Strategy Fund's allocations to the other Master Funds, as deemed appropriate by the Adviser. The Master Funds share the same investment objectives as their related Funds and maintain diversified exposure to Hedge Funds in their targeted Hedge Fund strategies.

       Except as otherwise stated in this Prospectus or in the SAI, the investment objectives, policies and restrictions of the Funds and the Master Funds are not fundamental and may be changed by the respective Fund's Board. The Funds' and the Master Funds' fundamental investment policies are listed in the SAI. The Master Funds' principal investment policies and strategies are discussed below.

MULTI-STRATEGY FUND

INVESTMENT OBJECTIVE

       The Multi-Strategy Fund's objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

       Through its Master Fund(s), the Multi-Strategy Fund invests substantially all of its assets in Hedge Funds. The Multi-Strategy Fund seeks its objective by maintaining broad exposure to a number of Hedge Funds employing different strategies and opportunistically adjusting its strategy allocations based upon the Adviser's evaluation of the relative prospects and risks of various Hedge Fund strategies. In the future, the Multi-Strategy Fund may allocate capital among the Master Funds corresponding to the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund as discussed in the sections below.

       The Multi-Strategy Fund is designed to provide Members with broad exposure to a variety of Hedge Fund strategies by investing in one or more Master Funds, which allocate capital among Hedge Funds employing a wide array of strategies. Certain Hedge Fund strategies may outperform others at different points in a complete market cycle. The Multi-Strategy Fund seeks to continually overweight outperforming Hedge Fund strategies by dynamically shifting its allocations on the basis of the Adviser's investment outlook. In the future, if SEC exemptive relief from certain prohibitions is granted, the Multi-Strategy Fund may invest in the other Master Funds in addition to the Multi-Strategy Master Fund in order to achieve its objective. There can be no assurance, however, that such relief will be granted. If the Multi-Strategy Fund invests in the other Master Funds, any allocations to the Multi-Strategy Master Fund will generally be intended to complement the Multi-Strategy Fund's allocations to the other Master Funds. The objectives and investment policies of the other Master Funds are described below.

       The broad strategy allocations and flexibility of the Multi-Strategy Fund are intended to permit it to generate absolute returns under a wide range of market conditions while managing return variability. The Adviser believes that by maintaining exposure to multiple strategies or Master Funds, the Multi-Strategy Fund may achieve more consistent returns over a market cycle and may be a less volatile investment than the other Funds.

EVENT DRIVEN FUND

INVESTMENT OBJECTIVE

       The Event Driven Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

       Through its Master Fund, the Event Driven Fund invests substantially all of its assets in Hedge Funds that pursue both Event Driven and Emerging Market strategies such as equity special situations, capital structure arbitrage, credit trading, distressed investing and risk arbitrage in both developed and emerging markets. Event Driven Hedge Fund Managers invest in securities of companies that are, or may be, subject to significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies. The uncertainty surrounding these events creates potential investment opportunities for Hedge Fund Managers who can accurately forecast their outcome. Profits may be realized when the price of a security changes to more accurately reflect the probability of the event occurring.

       Risk arbitrage involves trading in the securities of companies involved in a potential merger, acquisition, spin-off or other significant corporate event. One common type of risk arbitrage is merger arbitrage. When merger arbitrage Hedge Fund Managers anticipate that a merger deal will close, they generally purchase the stock of the company to be acquired and sell short the stock of the acquiring company in order to profit from the spread between the two securities that reflects the market's assessment of the risk that the transaction will fail. In contrast, when these Hedge Fund Managers believe a merger deal will not close, they may short the deal by taking the opposite position through shorting the target company and taking a long position in the acquiring company. To mitigate the risk of the outright purchase and sale of common stock, Hedge Fund Managers may use derivatives to implement the strategy.

       Distressed and high yield Hedge Fund Managers generally invest in, or sell short, securities of companies affected by a distressed situation such as bankruptcy, debt restructuring, reorganization or liquidation. Securities of companies in distress may trade at prices below their fundamental value as some holders attempt to sell their position at a time when few buyers exist. Hedge Fund Managers seek to identify these imbalances and purchase distressed securities before the securities return to their fundamental value.

       Capital structure arbitrage Hedge Fund Managers invest in multiple financial instruments of a given company that they believe have become mispriced relative to one another. Capital structure arbitrage trades generally express a Hedge Fund Manager's directional view on a company, but may offer a more attractive risk-reward profile than trades expressing the same directional view utilizing single securities. Often, both fundamental and quantitative analyses are employed to generate capital structure arbitrage trading ideas, and Hedge Fund Managers typically seek to identify and time their trading around a catalyst that will cause the relative mispricing of securities to disappear.

       Emerging Markets Hedge Fund Managers opportunistically seek exposure to emerging markets equity and/or debt securities. Many developing countries with emerging markets have high inflation and volatile growth. It is often difficult for Hedge Fund Managers to sell emerging market securities short as a result of regulatory restrictions and inherent inefficiencies of these markets. Emerging Markets Hedge Fund Managers frequently rely on a deep knowledge of local finanical markets and market participants to develop investment ideas.

       The Event Driven Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than an Event Driven strategy.

LONG/SHORT EQUITY FUND

INVESTMENT OBJECTIVE

       The Long/Short Equity Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds. The Long/Short Equity Fund has adopted a policy of providing at least 60 days' prior notice of any change in its objective.

INVESTMENT STRATEGIES

       Through its Master Fund, the Long/Short Equity Fund invests substantially all of its assets in Hedge Funds that pursue Long/Short Equity, Equity Market Neutral and Dedicated Short equity strategies globally. These Hedge Funds vary in their net exposure to the equity markets, but typically manage portfolios of both long and short equity positions. Long/Short Equity strategies may be implemented in particular geographic regions or industries. These Hedge Fund Managers seek to identify mispriced equities and generally construct and manage portfolios of both long and short equity positions. Profits are realized when long holdings appreciate and/or stocks sold short decline in value. The success of Long/Short Equity Hedge Fund Managers depends upon superior stock picking abilities. Because Long/Short Equity strategies employ short selling and other hedging techniques, these Hedge Fund Managers may outperform traditional long-only equity managers in declining markets.

       Long/Short Equity Hedge Fund Managers often pay particular attention to their net exposure profile. Net exposure refers to the total amount of equity market risk contained in a Hedge Fund Manager's portfolio. Some Hedge Fund Managers strictly limit their net exposure to a narrow range and rely primarily on their ability to identify mispricings in individual stocks to generate returns. Other Long/Short Equity Hedge Fund Managers are more opportunistic in their approach to net exposure. These Hedge Fund Managers seek to increase their net exposure to reflect expectations of a rising equity market and reduce their net exposure in anticipation of a declining market.

       Long/Short Equity Hedge Fund Managers may rely upon specific regional or industry expertise to identify investment opportunities. Industry focused Hedge Fund Managers may, for example, focus on specific industry sectors such as technology, health care and financials. Hedge Fund Managers' geographic focus may be as broad as global, U.S., Europe or Asia, or as narrow as a specific country such as Japan. Additionally, Long/Short Equity Hedge Fund Managers may be value oriented, growth oriented or opportunistic.

       The Long/Short Equity Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than a Long/Short Equity strategy.

RELATIVE VALUE FUND

INVESTMENT OBJECTIVE

       The Relative Value Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

       Through its Master Fund, the Relative Value Fund invests substantially all of its assets in Hedge Funds that pursue Relative Value strategies such as Convertible Arbitrage, Equity Market Neutral, Fixed Income Arbitrage and Multi-Strategy globally. Hedge Funds employing Relative Value strategies seek to exploit anomalies in the pricing of related securities. Many of these strategies utilize quantitative methods and historical relationships to predict future price movements. These Hedge Funds may employ a number of different strategies alongside their Relative Value arbitrage strategies.

       Relative Value Hedge Fund Managers generally avoid taking directional stances on the price movement of specific markets. Instead, they seek to identify abnormal relationships among prices of securities that are historically or mathematically related and take offsetting long and short positions in the securities with the expectation that the relationships will return to normal. Relative Value strategies include Convertible Arbitrage, Fixed Income Arbitrage, Equity Market Neutral, Emerging Markets and Multi-Strategy Arbitrage.

       Convertible Arbitrage Hedge Fund Managers typically purchase convertible bonds and reduce certain types of associated market exposures such as equity, credit and interest rate risks by buying or selling various related securities. These Hedge Fund Managers may profit from relative pricing inefficiencies of either the credit or the volatility component of a convertible security. Convertible Arbitrage Hedge Fund Managers often conduct a thorough analysis of a company's fundamentals before establishing a trading position.

       Fixed Income Arbitrage Hedge Fund Managers seek to exploit pricing anomalies in debt securities, primarily in the G-8 sovereign and quasi-sovereign markets. These Hedge Fund Managers focus their analysis on securities that are historically, mathematically or fundamentally related. If the relationships of such securities deviate from their historical norms as a result of, among other things, market events, investor preferences, exogenous shocks to supply or demand, or structural features of the fixed income market, a Fixed Income Arbitrage Hedge Fund Manager may buy and sell related securities in an offsetting manner. The Hedge Fund profits to the extent that together, the securities traded, generate net positive interest and/or the relationship between the securities is corrected. Fixed Income Arbitrage Hedge Fund Managers typically employ significant leverage to generate meaningful returns from small price aberrations.

       Hedge Fund Managers in the Equity Market Neutral strategy strive to generate consistent returns with a very low correlation to the equity markets by exploiting anomalies in the prices of various equity securities. To reduce exposure to the equity markets, Hedge Fund Managers typically buy and sell similar notional amounts of equity securities. Equity Market Neutral Hedge Fund Managers utilize statistical or fundamental models to construct their portfolios. Statistical strategies yield portfolios that capture small equity pricing anomalies while maintaining general market neutrality and are generally characterized by rapid position turnover and an emphasis on the execution of trades. Fundamental strategies require inputs such as valuation, earnings momentum and analyst recommendations to predict the future price movements of a stock. Like statistical Hedge Fund Managers, fundamental Hedge Fund Managers seek to reduce extraneous risk through offsetting trades.

       Multi-Strategy Hedge Fund Managers allocate capital among a number of trading strategies opportunistically, including: Convertible Arbitrage, Equity Market Neutral, Event Driven, Fixed Income Arbitrage, Global Macro, Long/Short Equity and Managed Futures.

       The Relative Value Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than a Relative Value strategy.

TACTICAL TRADING FUND

INVESTMENT OBJECTIVE

       The Tactical Trading Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

       Through its Master Fund, the Tactical Trading Fund invests substantially all of its assets in Hedge Funds that pursue Tactical Trading strategies such as Global Macro, Managed Futures and Fixed Income Arbitrage globally. Tactical Trading Hedge Funds opportunistically express directional views in one or several asset classes, usually with liquid trading instruments. These Hedge Funds may be active in the currency, fixed income, commodity, equity and equity index markets, and may employ a number of other strategies alongside their Global Macro and Managed Futures strategies.

       Global Macro Hedge Fund Managers attempt to predict significant price swings in major markets. These Hedge Fund Managers profit when they correctly anticipate security price movements and trade accordingly. Global Macro Hedge Fund Managers generally have broad investment mandates and may simultaneously trade many securities or instruments across multiple markets. Unlike Managed Futures strategies which depend upon model-driven buy and sell signals, Global Macro strategies may employ fundamental analysis and allow Hedge Fund Managers considerable discretion in generating trading ideas. A Hedge Fund Manager view may be expressed as an outright directional trade or as a relative value trade within a given asset class.

       Managed Futures Hedge Funds often limit discretionary Hedge Fund Manager input and generally rely upon systematic programs, driven primarily by computerized and mathematical models, to select investments. Systematic programs may be categorized as trend following, mean-reverting or fundamental modeling. Trend following strategies analyze financial time-series data to uncover exploitable price trends. The algorithms employed in trend following analyses may be characterized by the time period on which they focus: short, medium or long. Mean-reverting strategies may also examine financial time series data. These strategies seek to identify and trade in securities whose prices deviate from their historical norms. Hedge Fund Managers employing mean-reverting strategies may profit when price deviations disappear and securities return to their expected prices. Fundamental modeling strategies utilize quantitative analyses of economic or fundamental factors, such as interest rate differentials, changes in stock prices or price-to-equity ratios and slopes of yield curves, to attempt to identify mispriced securities.

       Fixed Income Arbitrage Hedge Fund Managers seek to exploit pricing anomalies in debt securities, primarily in the G-8 sovereign and quasi-sovereign markets. These Hedge Fund Managers focus their analysis on securities that are historically, mathematically or fundamentally related. If the relationships of such securities deviate from their historical norms as a result of, among other things, market events, investor preferences, exogenous shocks to supply or demand, or structural features of the fixed income market, a Fixed Income Arbitrage Hedge Fund Manager may buy and sell related securities in an offsetting manner. The Hedge Fund profits to the extent that together, the securities traded, generate net positive interest and/or the relationship between the securities is corrected. Fixed Income Arbitrage Hedge Fund Managers typically employ significant leverage to generate meaningful returns from small price aberrations.

       The Tactical Trading Fund may also invest up to 20% of its net assets plus any borrowings opportunistically in Hedge Funds that employ strategies other than a Tactical Trading strategy.

INVESTMENT POLICIES

       Unless otherwise noted, the following policies are common to the Funds and the Master Funds.

       Each Fund is a fund of Hedge Funds whereby, through its corresponding Master Fund, the Fund allocates capital to a number of Hedge Funds which may employ substantially different investment or trading strategies. The Adviser believes that because of this diversification, the Funds may provide more stable returns than a portfolio limited to a smaller number of Hedge Funds or trading strategies. Different Hedge Fund strategies may perform well over a complete market cycle. However, their individual periods of above average and below average performance may not coincide.

       Within each Master Fund's respective investment strategy, the Adviser seeks to continually emphasize exposure to the Hedge Fund trading strategies with the most attractive return profile by dynamically shifting capital among Hedge Funds and strategies on the basis of its investment outlook. This allocation program is intended to permit all of the Master Funds to maintain upside potential under a wide range of market conditions while managing return volatility. Furthermore, while some of the investment strategies used by individual Hedge Funds involve a high degree of risk, the Adviser believes that a Master Fund's allocation to a number of different trading strategies and Hedge Funds may reduce the overall volatility of the Funds. The Adviser anticipates that each Master Fund will maintain exposure to a number of Hedge Fund Managers, and at no time will a Master Fund invest more than 25% of its assets in any single Hedge Fund, measured at the time of investment.

       The Funds offer Eligible Investors the following advantages:

       - EASY ACCESS AND A LOW MINIMUM INVESTMENT SIZE--The Funds offer Eligible Investors exposure to Hedge Funds that may not be accepting capital from new investors or may have relatively high minimum investment amounts.

       - PROFESSIONAL PORTFOLIO MANAGEMENT--The Adviser employs an investment process to manage the Funds and Master Funds.

       - ONGOING HEDGE FUND MANAGER MONITORING--Hedge Funds in the Master Funds are monitored by the Adviser on a regular basis with the goal of identifying managers who are underperforming, unexpectedly changing their investment strategies or taking unusual risks.

       - DIVERSIFICATION--The Funds seek to take advantage of low correlations among Hedge Funds and where appropriate, strategies, to provide diversification benefits to Members. The aim of diversification is to manage risk and to reduce the volatility of returns.

       - LIMITED LIABILITY--Loss to a Member is limited to the size of its investment in a Fund.

       The Master Funds may invest in Hedge Funds that employ a wide range of investment techniques, including the purchase and short sale of securities and futures, commodity and options trading. The following general descriptions summarize certain investment strategies that may be pursued by Hedge Funds selected by the Adviser for a Master Fund. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Hedge Fund Managers.

       Each Master Fund expects that the Hedge Funds in which it invests may engage extensively in speculative investment practices such as using leverage without limitation, short selling and trading regulated or unregulated physical commodities contracts, currency speculation, trading listed and over-the-counter options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, trading distressed and illiquid securities, obtaining control positions, trading foreign securities and taking concentrated positions.

       Each Fund is a speculative investment and entails significant risks. No guarantee or representation is given that a Fund will achieve its investment objective. A Member may lose all or a portion of its investment.

LEVERAGE

       The Funds and Master Funds may employ borrowing to facilitate repurchases of Units, or for various cash management purposes such as to pay miscellaneous expenses as they arise and for bridge financing of investments in Hedge Funds while awaiting proceeds from Hedge Fund redemptions. Any such borrowing would leverage a Fund or Master Fund. In addition, although the Adviser currently intends to manage the Funds and Master Funds with no leverage (other than from time-to-time to meet short-term borrowing requirements), the Master Funds may, in the future, leverage their investments with Hedge Funds. Any borrowing will be solely on a basis that provides no recourse against the Members of that Master Fund beyond their Capital Contributions (as defined in a Fund's Limited Liability Company Agreement (the "LLC Agreement")). There can be no assurance that returns generated from borrowed funds will exceed the cost of borrowing. Borrowings will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement and the Hedge Funds may employ greater use of leverage than the Funds and Master Funds. The use of leverage may subject a Fund or Master Fund to a greater loss than would result without the use of leverage. Temporary borrowing of less than 5% of the Funds' or Master Funds' assets for the purpose of meeting redemption requests, for bridge financing of investments in Hedge Funds or for cash management purposes will not be considered the use of investment leverage and will not be subject to the above asset coverage requirement. Some Hedge Funds use leverage in their investment activities through purchasing securities on margin and selling securities short. Hedge Fund Managers may also use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby a Hedge Fund Manager effectively borrows funds on a secured basis by "selling" portfolio securities to a financial institution for cash and agreeing to "repurchase" such securities at a specified future date for the sales price paid plus interest at a negotiated rate. Certain Hedge Funds trade futures, which generally involve greater leverage than other investment activities due to the low margin requirements associated with futures trading.

INVESTMENT PROCESS

       The Adviser employs a specialist-based approach to investing that seeks to combine in-depth research and recommendations with risk management, due diligence and management oversight. The Adviser relies upon its fund of Hedge Funds investment management department, the Hedge Fund Investments Group ("HFI"), to identify potential Hedge Fund investments for the Funds. HFI's research personnel are assigned to focused areas of expertise, which encompass similar Hedge Fund investment strategies. HFI's research analysts are individually responsible for researching one or more of the following strategies (as so defined and referenced throughout this Prospectus), and may additionally perform research on Hedge Fund strategies that are relatively unique, and grouped together as "Other":

                     STRATEGIES                         SUB-STRATEGIES
                     ----------                         --------------
                     Equity Market Neutral              - Quantitative
                                                        - Statistical

                     Event Driven                       - Distressed
                                                        - Risk Arbitrage
                                                        - Multi-Strategy

                     Convertible Arbitrage

                     STRATEGIES                         SUB-STRATEGIES
                     ----------                         --------------
                     Long/Short Equity                  - Global Diversified
                                                        - U.S. Diversified
                                                        - Europe Diversified
                                                        - Asia
                                                        - Japan
                                                        - Emerging Markets
                                                        - Financials
                                                        - Health Care
                                                        - Technology

                     Dedicated Short

                     Global Macro

                     Managed Futures                    - Trend Following
                                                        - Other

                     Fixed Income Arbitrage

                     Emerging Markets                   - Multi-Strategy
                                                        - Fixed Income

                     Multi-Strategy

                     Other

       HFI's investment process has three basic components:

       -  Manager selection and strategy composition

       -  Risk management

       -  Strategy allocation

       HFI reviews Hedge Fund Managers to which it currently allocates assets, other established Hedge Fund Managers and those who are launching Hedge Funds, and focuses its resources on Hedge Fund Managers it believes are potential candidates for inclusion in its portfolios. A qualitative assessment of Hedge Fund Managers' businesses through on-site visits is a component of HFI's due diligence process. HFI's evaluation of a Hedge Fund Manager also involves a combination of qualitative factors including, among others, independent reference checks, operational and trading risk management due diligence and an analysis of its business structure. Based upon their due diligence, HFI's research personnel formulate recommendations and present those recommendations to the senior management personnel comprising HFI's investment committee (the "Investment Committee") who are ultimately responsible for selecting Hedge Funds in which to invest.

       Post-investment, risk management professionals monitor HFI's Hedge Fund investments and collaborate with research personnel in analyzing sources of risk and performance in individual Hedge Funds. Risk management professionals, together with the research personnel assigned to the Master Funds, are responsible for ensuring that the Master Funds are managed in a manner consistent with their investment objectives.

       The Investment Committee sets target strategy allocations that reflect both its view of the prospects for each of the strategies and the objectives of the Funds. The goal of the strategy allocation process is to opportunistically position the Funds to take advantage of market dynamics and market cycles subject to their investment objectives. This process stresses qualitative and forward-looking criteria as well as quantitative risk analysis.

       As set forth above, each Fund attempts to achieve its objective by investing all or substantially all of its investable assets in the Master Fund(s). The Master Funds allocate capital to one or more strategies through a diversified portfolio of Hedge Funds.

MANAGER SELECTION AND STRATEGY COMPOSITION

       Strategy composition refers to the choice and weight of Hedge Fund investments within a strategy. HFI research personnel are broadly responsible for the Master Funds' strategy compositions. HFI assigns a research analyst to coordinate the management of each of the Master Funds. In this capacity, the research analyst is responsible for working with HFI's risk management professionals in ensuring that the Master Fund is run consistently with its investment objectives and collaborating with other research personnel in making Hedge Fund investments. HFI's research personnel may consider several factors in allotting a Master Fund's strategy allocation to various Hedge Funds. These factors include historical correlations among Hedge Fund Managers, the extent to which they believe that the prevailing market conditions benefit certain trading strategies more than others, the aim of maintaining exposure to a diverse set of trading programs within a given strategy and the capacity of Hedge Fund Managers for new investments. HFI's research personnel seek to carefully balance the need for strategy and Hedge Fund Manager diversification with forward-looking portfolio positioning in determining each Master Fund's strategy composition.

       HFI's research personnel are also responsible for identifying and investing with new Hedge Fund Managers. This involves sourcing new Hedge Fund Managers, understanding and analyzing their investment programs and approaches to risk and evaluating the quality of their management and business infrastructure.

       When evaluating a potential investment, HFI's research personnel seek to determine whether or not the prospective Hedge Fund Manager has a distinct edge over other Hedge Fund Managers utilizing the same approach to trading or investing. An edge may come from some combination of significant experience, a distinguishing fundamental or technical understanding of the market, proprietary technology or infrastructure and superior access to key information through contact networks. Defining such an edge may involve a series of meetings in which research personnel and/or risk management professionals scrutinize the Hedge Fund Manager's trade selection and portfolio construction processes. For more established Hedge Fund Managers, these professionals may also perform quantitative analyses on the Hedge Funds' historical returns, volatility and correlation to their closest competitors. Such quantitative analyses serve as reference points for the more important qualitative assessments of Hedge Fund Managers. HFI's research and risk management professionals pay particular attention to a prospective Hedge Fund Manager's understanding of the risks inherent in its investment strategy.

       Because investing in Hedge Funds exposes investors to operational risks distinct from the risks associated with Hedge Fund Managers' investment strategies, HFI's research and risk management professionals work together in assessing each new Hedge Funds' operational structure and transparency. Potential operational issues analyzed by HFI may include the methods used to price securities, organizational structure, technology and the use of soft dollars. In analyzing both strategy and operational risks, HFI scrutinizes the level of consistency Hedge Fund employees, references and business counterparts exhibit in describing the Hedge Fund Manager and its business practices.

       Based upon their due diligence, HFI's research personnel formulate an investment recommendation, and present their recommendation to the Adviser's Investment Committee, which is ultimately responsible for selecting Hedge Fund investments.

RISK MANAGEMENT

       HFI believes that risk management is crucial in analyzing and monitoring individual Hedge Funds and managing the Master Funds' portfolios. HFI's risk management professionals work together with its research personnel in analyzing prospective Hedge Fund investments both in terms of evaluating the operational risk associated with such Hedge Funds and assessing Hedge Fund Managers' risk infrastructures. Post-investment, risk management professionals monitor each Master Fund's Hedge Fund investments, and analyze sources of risk and performance in individual Hedge Funds. HFI's risk management professionals are responsible for ensuring that the Master Funds are managed in a manner consistent with their investment objectives and work closely with the Investment Committee in analyzing portfolio risk and setting target strategy allocations.

STRATEGY ALLOCATION

       Strategy allocations are the allocations, in percentage terms, a Master Fund makes to each of the strategies. Target strategy allocations are defined for each of the Funds and adjusted periodically by HFI. Target strategy allocations reflect both HFI's view of the prospects for each of the strategies and the objectives of the Master Funds. The Adviser anticipates that each Master Fund will maintain exposure to one or more of the strategies through an appropriately diversified portfolio of Hedge Fund investments. The goal of the strategy allocation process is to opportunistically position the Master Funds to take advantage of market dynamics and market cycles subject to their investment focus. Factors considered by HFI may include:

       - Relative value--a comparison of relative opportunities among strategies;

       - Asset allocation positioning--expected strategy correlations given market dynamics, particularly in stressed markets; and

       - Quantitative measures--volatility analyses based upon proposed strategy targets.

                                  RISK FACTORS

PRINCIPAL RISK FACTORS RELATING TO THE FUNDS' STRUCTURE

       POTENTIAL LOSS OF INVESTMENT. No guarantee or representation is made that the Funds' or the Master Funds' investment programs will be successful. Members may lose all or a part of their investment. Past performance is not indicative of future results.

       LIMITED LIQUIDITY. The Funds are closed-end management investment companies designed primarily for long-term investment and are not intended to be trading vehicles. The Funds do not currently intend to list Units for trading on any securities exchange. There is no secondary trading market for Units and it is not expected that a secondary market will develop. Units therefore are not readily marketable and Members must be prepared to hold Units for an indefinite period of time. Because the Funds are closed-end management investment companies, Units in each Fund may not be redeemed on a frequent basis and they currently may not be exchanged for Units of any other Fund.

       The Master Funds will typically only be able to redeem their investments in Hedge Funds on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors precluding them from redeeming their investments for a period of time. Hedge Funds with lock-ups may, in some cases, allow investors to redeem their investments during the lock-up period subject to a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend Hedge Fund investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment with a Hedge Fund Manager, but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact the Funds and the Funds' ability to conduct a repurchase.

       Although each Fund, at the discretion of the Fund's Board, will consider whether to make quarterly tender offers for their outstanding Units at net asset value, the Units are significantly less liquid than shares of funds that trade on a securities exchange or offer more frequent liquidity. Even if the Board determines to make a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Members, a Fund will repurchase only a pro rata portion of the Units tendered by each Member. A large investor in a Fund seeking repurchase may cause a greater likelihood of all Members seeking repurchase having their requests reduced pro rata. The potential for pro ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased which may adversely affect others wishing to participate in the tender offer. In addition, in extreme cases, a Fund may not be able to complete repurchases if the corresponding Master Fund is unable to repurchase a portion of that Fund's interest in the Master Fund due to the Master Fund's inability to liquidate a portion of its Hedge Fund investments. In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by that Fund's Board.

       Each Fund's tender offer policy may have the effect of decreasing the Fund size and thus the size of the corresponding Master Fund(s) over time. Tender offers may, therefore, force the Master Funds to sell assets they would not otherwise sell. They may also reduce the investment opportunities available to the Master Funds and cause their expense ratios to increase. In addition, a Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing a Master Fund's ratio of illiquid to liquid investments for the remaining Members and negatively impact performance. It is not the intention of the Funds to do this; however, it may occur.

       LIMITED OPERATING HISTORY. The Funds are closed-end management investment companies with no history of operations and are designed for long-term Members, not as trading vehicles. Although the Adviser has significant experience managing and operating private funds of Hedge Funds, it has no experience operating registered funds of Hedge Funds.

       REGULATORY CHANGE. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Funds and the Master Funds has undergone substantial change in recent years and such change may continue. The effect of regulatory change on the Funds and the Master Funds, while impossible to predict, could be substantial and adverse.

       INVESTMENTS IN OTHER FUNDS. The Master Funds invest in Hedge Funds and the Adviser has no control of, and exercises no influence over, the trading policies or strategies of Hedge Funds. The Adviser may not be able to react quickly to changing investment circumstances due to the limited liquidity of investments in Hedge Funds.

       LAYERING OF FEES. Each Fund's and Master Fund's fees and expenses, including the Management Fee and Services Fee, and the Member Servicing Fee payable to the Adviser and the Distributor, respectively, and the compensation paid to Hedge Fund Managers, may result in two levels of fees and potentially greater expenses than would be associated with direct investments in Hedge Funds. Each Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.

       ALLOCATION AMONG HEDGE FUND MANAGERS. The Adviser may, from time to time, change the percentage of a Master Fund's assets allocated to each of its Hedge Fund investments. Allocation changes may occur for a number of reasons including as a result of a Fund and, in turn, a Master Fund receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional capital (for example, because of capacity restrictions), or as a result of investment restrictions imposed by the 1940 Act. At times, a Master Fund might have to place some or all of any additional capital with other Hedge Funds. Each Fund's success may depend, therefore, not only on the Hedge Fund Managers the Adviser has selected for the Master Fund(s) and its ability to allocate the assets of the Master Fund(s) successfully among those Hedge Fund Managers, but also on the Adviser's ability to identify new Hedge Fund Managers.

       TAX RISKS. Special tax risks are associated with an investment in a Fund, particularly with respect to tax-exempt investors. There can be no assurance that the position of the Funds relating to the consequences of their investment transactions will be accepted by the tax authorities. See "Taxes".

       CHANGES IN DELAWARE AND UNITED STATES LAW. If there are changes in the laws of Delaware and the United States, so as to result in the inability of a Fund to operate as set forth in this Prospectus, there may be a substantial effect on Members.

       BORROWING AND USE OF LEVERAGE. Subject to the limitations imposed by the 1940 Act, the Funds and the Master Funds may employ borrowing to facilitate purchases and redemptions of Units, or for various cash management purposes. Any such borrowing would implicitly leverage a Master Fund's investments, which would increase any loss incurred. Hedge Fund Managers may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the small profit potential of certain trading strategies, some Hedge Fund Managers may use leverage to acquire large positions in an effort to meet their objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. These losses would impact the value of a Master Fund holding such Hedge Funds and, in turn, any Fund invested in the Master Fund. See "--Principal Risk Factors Relating to Hedge Funds".

       TEMPORARY DEFENSIVE POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows, each Fund and/or Master Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

       DELAY IN USE OF PROCEEDS. Although the Funds and the Master Funds currently intend to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, the investment of such proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Hedge Funds. Such other investments may be less advantageous and, as a result, a Fund may not achieve its investment objective.

       OTHER MEMBERS IN THE MASTER FUNDS. Other Members in a Master Fund may alone, or collectively, own or acquire sufficient voting interests in a Master Fund to control matters relating to the operation of a Master Fund, which may require a Fund to withdraw its investment in a Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from a Master Fund) which would require a pro rata division of Hedge Fund investments, dependent upon consent for transfer being provided by such Hedge Funds' Managers. There is no certainty that a distribution in-kind could occur. If securities and other non-cash assets are distributed, a Fund could incur brokerage, tax or other charges in converting those assets to cash. In addition, the in-kind distribution may adversely affect the liquidity of a Fund. Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.

       POTENTIAL CONFLICTS OF INTEREST. The investment activities of the Adviser, the Hedge Fund Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Funds and the Master Funds. See "--Potential Conflicts of Interest".

       NO PARTICIPATION IN MANAGEMENT. A Member is not entitled to participate in the management of the Funds or the Master Funds, or in the conduct of their business, apart from the capacity to vote on certain matters (including the election of the Board of Managers).

       SUBSTANTIAL REPURCHASES. Substantial repurchases of Units within a limited period of time could require the Master Funds to liquidate positions more rapidly than would otherwise be desirable.

       MANDATORY REPURCHASE. Each Fund has the right to require the repurchase of a Member's Units and thus the withdrawal of a Member subject to the limitations of the 1940 Act. See "Repurchases and Transfers of Units--Mandatory Repurchase by a Fund".

       INCREASE IN ASSETS UNDER MANAGEMENT. As each Master Fund's assets increase, more capital may be allocated to the Hedge Fund Managers in which it invests. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance can be given that their strategies will continue to be successful or that the return on a Master Fund's investments will be similar to those achieved in the past.

       STRUCTURED INVESTMENTS. Each Master Fund may purchase or enter into structured investments, including structured notes linked to Hedge Fund performance and swaps or other contracts paying a return equal to the total return achieved by a Hedge Fund. Such investments may have the effect of magnifying a Master Fund's investment in and risk exposure to a particular Hedge Fund. The values of structured investments depend largely upon price movements in the underlying investment vehicles to which such structured investments are linked. Therefore, many of the risks applicable to investing directly with Hedge Funds are also applicable to the structured investments. However, structured investments also expose a Master Fund to the credit risk of the parties with which it deals. Non-performance by counterparties of the obligations or contracts underlying the structured investments could expose a Master Fund to losses, whether or not the transaction itself was profitable. Structured investments may expose a Master Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

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       ERISA MATTERS. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or both, which may be relevant to a decision as to whether such a prospective Member should invest in a Fund. Such a prospective Member should consider whether such an investment is "prudent" or whether it results in "prohibited transactions". Legal counsel should be consulted by such a prospective Member before investing in a Fund. See "Taxes". Each Master Fund has a feeder fund designed specifically for tax-exempt investors.

       PROVISION OF TAX INFORMATION TO MEMBERS. Each Fund will furnish to its Members, as soon as practicable after the end of each taxable year, such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. However, it is not likely that the Master Funds will receive tax information from Hedge Funds in a sufficiently timely manner to enable a Fund invested in the Master Fund to prepare their information returns. Accordingly it is expected that Members will be required to obtain extensions of time to file tax returns from the Internal Revenue Service (the "Service") or state taxing agencies. The Funds anticipate sending their Members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act.

       CUSTODY RISK. Custody of each Master Fund's assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Hedge Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Hedge Funds have placed their assets could impair the operational capabilities or the capital position of the Hedge Funds and may, in turn, have an adverse impact on a Fund and a Master Fund.

       ESTIMATES. Each Master Fund has minimal ability to assess the reliability of the valuations received from the Hedge Fund Managers with which the Master Fund invests. Furthermore, the net asset values received by a Master Fund from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by Hedge Fund Managers may require a Master Fund's and Fund's financial statements to be revised. See "Calculation of Net Asset Value".

       DIVERSIFICATION. The Funds are classified as non-diversified under the 1940 Act. They invest substantially all of their assets in Hedge Funds, and may be susceptible to economic and regulatory factors affecting the Hedge Fund industry. Certain events such as market disruptions may broadly impact Hedge Funds, and could negatively impact the performance of the Funds.

POTENTIAL CONFLICTS OF INTEREST

       From time to time various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of the Adviser, its affiliates, its employees and clients (each an "Adviser Affiliate and collectively the "Adviser Affiliates"). The following briefly summarizes some of these conflicts but is not intended to be an exhaustive list of such conflicts. Like most investment managers, the Adviser Affiliates may manage multiple accounts with the same or similar investment objectives and may have financial incentives to favor certain accounts over others. The Adviser Affiliates owe a fiduciary duty to each client not to unfairly discriminate between clients. The Adviser Affiliates may, if eligible, invest in domestic or foreign pooled investment vehicles ("Investment Vehicles") managed by the Adviser and its affiliates. The Adviser Affiliates may invest on behalf of themselves and clients in securities that would be appropriate for or held by or considered for investment for the Adviser's clients.

       The Adviser Affiliates may provide investment banking, placement agent, merchant banking and other financial services including prime brokerage and lending arrangements for, and will in some cases expect to receive compensation directly or indirectly from the issuers or obligors and market participants, including the

                                       38
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Adviser's clients, related to the investments held in the Adviser's client portfolios. Accordingly, the Adviser Affiliates may have been involved in the structuring, placement and sale of such investments. Likewise, the Adviser Affiliates may serve on creditor's committees or advise companies in bankruptcy or insolvency proceedings or otherwise be engaged in financial restructuring activities for entities with securities selected by the Adviser for investment by Investment Vehicles or on behalf of clients to which the Adviser provides discretionary and/or non-discretionary advice ("Advisory Clients") for a negotiated fee. Further, the Adviser Affiliates may have ongoing relationships with companies including Hedge Funds whose securities are in or are being considered for the portfolios of the Adviser's clients. In addition, the Adviser Affiliates may invest and may have already invested in Hedge Funds owned by the portfolios of Investment Vehicles or Advisory Clients (including a/the Master Fund(s)). The making of such investments is based on independent considerations for each Investment Vehicle or Advisory Client (including a/the Master Fund(s)). It is possible that one Investment Vehicle or Advisory Client (including a/the Master Fund(s) may seek to redeem an interest in a particular Hedge Fund when another Investment Vehicle or Advisory Client (including a/the Master Fund(s)) is purchasing an interest in such Hedge Fund.

       The Adviser, consistent with its fiduciary duty to each client, will endeavor to resolve conflicts in a manner which it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time. The Adviser currently manages multiple portfolios and it will devote as much time to each client as it deems appropriate to perform its duties. The personnel of the Adviser may have conflicts with similar strategies or investments objectives and may hold the same investments across many client accounts or hold the same positions held by Master Funds. Investment opportunities are allocated in a manner which the Adviser deems fair and equitable over time, generally considering a number of factors, primarily, client guidelines, legal and tax concerns and the Adviser's investment outlook. The Adviser's outlook is based in general on its overall view of market conditions relative to the Master Funds as well as the nature and size of existing positions and cash inflows and repurchases. There is no assurance that all portfolios under the management of the Adviser will hold the same Hedge Funds or will experience similar performance.

       The Adviser has adopted policies and procedures designed to address the proper handling of material non-public information ("Information") while in possession of such Information. Generally, the Adviser and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it. By reason of the various activities of the Adviser and its affiliates, the Adviser may be restricted from effecting transactions in certain investments that might otherwise have been initiated or may not access Information that other market participants or counterparties have received.

       Except as described above, Hedge Fund Managers are unaffiliated with the Adviser and the Adviser will have no control over Hedge Fund Managers and no ability to detect, prevent or protect the Funds or Master Funds from their misconduct or bad judgment. Hedge Fund Managers may be subject to conflicts of interest due to Hedge Fund incentive fees, which may cause a Hedge Fund Manager to favor Hedge Fund clients having the highest fees over other clients. In addition, Hedge Fund Managers may use conflicting buying and selling strategies for different accounts under management. Lack of disclosure relating to the payment of fees and provision of services by prime brokers to Hedge Funds also may mask conflicts on the part of Hedge Fund Managers.

       The general partners, investment managers, and other affiliates of any of the Hedge Funds may have conflicts of interest. For example, such persons may be affiliated or have a relationship with a broker-dealer firm through which a portion of the Hedge Fund's transactions are conducted and such person may receive a portion of the brokerage commissions resulting from such transactions. In addition, such Hedge Funds may engage in other transactions (although generally not lending transactions) with affiliated parties on terms and conditions not determined through arm's-length negotiations. Further, the Adviser may itself seek to encourage the Hedge Fund Managers to trade with or through the Distributor or its affiliates. However, any such trades will be on an arm's-length basis.

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PRINCIPAL RISK FACTORS RELATING TO HEDGE FUNDS

       INVESTMENT RISKS IN GENERAL. Some Hedge Fund Managers utilize highly speculative investment techniques and instruments, including using leverage without limitation, financial and physical commodities contracts, currency speculation and hedging, short sales, listed and over-the-counter options, uncovered option transactions, complex derivative instruments, workouts and startup investments, illiquid investments, control positions, arbitrage strategies, foreign securities and maintaining highly concentrated portfolios. In general, neither a Master Fund nor the Members will have the ability to direct or influence the management of these Hedge Funds or the investment of their assets. If a Master Fund receives distributions in-kind from a Hedge Fund investment, it will incur additional costs and risks to dispose of such assets. Further, there is no assurance that such assets may be liquidated, or if liquidated, that reasonable prices will be realized.

       SPECULATIVE TRADING STRATEGIES. Some Hedge Fund Managers use speculative strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is a typical feature of futures trading. This may have the effect of magnifying trading losses a Hedge Fund experiences. No guarantee or representation is made that any Hedge Fund Manager will be successful.

       ILLIQUIDITY. Hedge Funds typically only allow investors to redeem their investments on a periodic basis such as monthly, quarterly, semiannually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors precluding them from redeeming their investments for a period of time. Hedge Funds with lock-ups may, in some cases, allow investors to redeem their investments during the lock-up period subject to a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment with a Hedge Fund Manager, but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact the Funds. In addition, the Hedge Fund may only provide in-kind redemptions. Such assets may be illiquid and may not be saleable at reasonable prices.

       OPERATIONAL ISSUES. Investing in Hedge Funds exposes investors to operational risks distinct from the risks associated with Hedge Fund Managers' investment strategies such as operational structure and transparency. Potential operational issues may include the methods a Hedge Fund Manager uses to price securities, its organizational structure and technological infrastructure and the use of soft dollars. Many Hedge Funds are small companies with minimal operating histories run by traders with limited business management experience. Consequently, Hedge Fund investors can be exposed to start-up operational risks.

       HEDGE FUND MANAGER MISCONDUCT. When the Adviser invests a Master Fund's assets with a Hedge Fund Manager, that Master Fund will not have custody of the invested assets or control over their investment. Therefore, there is always the risk that a Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations or engage in other misconduct. The Hedge Fund Managers with whom the Adviser invests each Master Fund's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.

       PERFORMANCE FEES. Hedge Fund Managers compensated with performance fees may assume more risk than those who receive fixed fees. Generally, the Hedge Fund Managers' compensation is determined separately for each year or a shorter period. Often, but not always, the Hedge Fund Manager agrees to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements may give the Hedge Fund

                                       40
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Managers incentives to make purchases for the account or fund that are unduly risky or speculative. Also, incentive fees may be paid to Hedge Fund Managers who show net profits, even though a Fund and/or the corresponding Master Fund, as a whole, may incur a net loss.

       REGULATORY ACTIONS. In the event that federal, state or other regulatory bodies allege misconduct by a Hedge Fund Manager or a Hedge Fund, such authorities may initiate regulatory or enforcement actions, including civil or criminal proceedings. The effect of any regulatory action against a Hedge Fund Manager or a Hedge Fund in which a Master Fund may invest, while impossible to predict, could result in a substantial and adverse impact on the Master Fund's Hedge Fund investment, including a reduction in value in or a loss of the investment due to the assessment on a Hedge Fund of fines, penalties and/or other sanctions, including asset freezes. Moreover, regulatory scrutiny on the Hedge Fund industry has increased substantially over the past few years, and the impact of new regulations on Hedge Funds and their investors may be significant.

       LIMITED INFORMATION REGARDING HEDGE FUND MANAGERS. Although the Adviser receives certain information from each Hedge Fund Manager regarding the Hedge Fund Manager's historical performance and investment strategy, the Adviser may not be given access to information regarding the actual investments made by Hedge Fund Managers. Moreover, the types and detail of information furnished by Hedge Fund Managers may vary over time and the Adviser generally will not know the composition of Hedge Fund Manager portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. In addition, the Adviser may not learn of significant structural changes, such as personnel losses, manager withdrawals or capital growth, until after they have taken place. Therefore, the Adviser may not be in a position to redeem from a Hedge Fund investment until after such information has been received.

       PAST PERFORMANCE; TRADING METHOD CHANGES. Hedge Fund Managers' trading strategies may change over time. There can be no assurance that any trading strategies will produce profitable results or that past performance of a Hedge Fund Manager's trading strategies indicates future profitability. Furthermore, Hedge Fund Managers' trading methods are dynamic and evolve. Thus, a Hedge Fund Manager may not always use the same trading method in the future that was used to compile performance histories.

       LIMITS ON HEDGED STRATEGIES. Market neutral or relative value hedging or arbitrage strategies are risky. Hedge Fund Managers may employ limited directional strategies that expose the Hedge Funds they manage to certain market risks. Substantial losses may be recognized on hedged positions as illiquidity and default on one side of a position can lead to a hedged position being transformed into an outright speculative position. Every market neutral or relative value trading strategy involves exposure to second order risks, such as implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm.

       SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED. Securities which Hedge Fund Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within timeframes Hedge Fund Managers anticipate. Hedge Fund Managers are not subject to minimum credit standards in their investments, and may purchase below investment grade obligations.

       TURNOVER. Hedge Funds may invest on the basis of various short-term market considerations. The turnover rate within these Hedge Funds is expected to be significant, potentially involving substantial brokerage commissions and fees. The Adviser will have no control over this turnover.

       ILLIQUID INVESTMENTS. While many Hedge Fund Managers trade primarily in marketable instruments, some may hold non-marketable securities. Such investments could limit the liquidity of a Master Fund's investment in such Hedge Funds. In some circumstances, a Hedge Fund Manager may be unable or unwilling to provide liquidity, which could result in a Master Fund being unable to redeem its investment in the Hedge Fund, even if the Hedge Fund otherwise invests in liquid instruments. Because a Hedge Fund may make in-kind distributions, a Fund may receive illiquid securities which may only be liquidated at unattractive prices.

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       USE OF LEVERAGE. Hedge Fund Managers may employ leverage in a number of ways including purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps and repurchase agreements. The more leverage employed, the more likely it is that a substantial change will occur, either up or down, in the value of the instrument. Because of the comparatively small intrinsic profits in Relative Value positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

       FINANCING ARRANGEMENTS. As a general matter, the banks and dealers that provide financing to the Hedge Funds have considerable discretion in setting and changing their margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Hedge Fund will be able to secure or maintain adequate financing, without which such a Hedge Fund may not be viable.

       GENERAL ECONOMIC CONDITIONS. The success of Hedge Fund strategies is often linked to market and business cycles, as well as the broader economic environment, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets. Unexpected volatility or illiquidity in the markets in which the Hedge Fund Managers hold positions could result in significant losses for Hedge Funds.

       USE OF MULTIPLE HEDGE FUND MANAGERS. The Hedge Fund Managers trade independently of each other and may place orders that "compete" with each other for execution or that cause a Master Fund to establish positions that offset each other (in which case the Master Fund would indirectly incur commissions and fees without the potential for a trading profit).

       TANDEM MARKETS. The Funds may invest in Hedge Fund Managers who, in aggregate, broadly allocate among various assets classes such as equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments globally. However, from time to time multiple markets can move in tandem against a Master Fund's positions and in such cases a Master Fund could suffer substantial losses.

       OTHER ACCOUNTS OF HEDGE FUND MANAGERS. The Hedge Fund Managers may manage other accounts (including accounts in which the Hedge Fund Managers have a personal interest) which could impact how trades are allocated to the Master Funds' Hedge Fund investments. Large positions held by a Hedge Fund Manager across several accounts may be difficult to liquidate at what the Hedge Fund Manager believes to be a fair price. The investment activities of the Hedge Fund Managers for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Master Funds. See "--Potential Conflicts of Interest".

       LITIGATION AND ENFORCEMENT RISK. A Hedge Fund Manager might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, serve on creditor's committees or attempt to gain control of a company. Under such circumstances, a Master Fund investing in the Hedge Fund could conceivably be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Hedge Fund assets, falsely reporting Hedge Fund values and performance and other violations of securities laws. Such violations may result in substantial liabilities for damages caused to others, the disgorgement of profits realized and penalties. Investigations and enforcement proceedings are ongoing and it is possible that Hedge Fund Managers with whom the Master Funds invest may be charged with involvement in such violations. In such a case, the performance records of the charged Hedge Fund Managers may be misleading. Furthermore, such Hedge Funds and, in turn, the Master Funds (and thus the Funds) could be exposed to losses.

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       TRADING SUSPENSIONS. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for a Hedge Fund Manager to liquidate positions and thereby expose a Master Fund to losses.

       CONCENTRATION. Hedge Fund Managers may manage highly concentrated Hedge Fund portfolios limited to a few securities, industries or geographical regions. Investments with such Hedge Funds may expose investors to potentially greater losses than investments with more diversified Hedge Funds.

       CORPORATE INVESTMENTS. Some Hedge Funds Managers take positions in securities issued by companies and will be subject to the risks associated with the businesses in which such companies are engaged, including difficult market conditions, changes in regulatory requirements, interest rate fluctuations, general economic downturns and other factors.

       CORPORATE DEBT OBLIGATIONS. Certain Hedge Fund Managers may invest in corporate debt or other fixed income obligations. Corporate debt obligations are subject to credit and other risks. Adverse changes in the financial condition of an issuer or in general economic conditions, or both, may impair the ability of the issuer to make payments of principal and interest or have an adverse effect on the prices of that issuer's fixed income obligations. Corporate debt obligations are also subject to liquidity risk and the risk of market price fluctuations. Adverse changes in the financial condition of an issuer may affect the liquidity of the market for such an issuer's securities and may reduce the market price of such securities. In addition, adverse changes in general economic conditions may affect the liquidity of the market for corporate debt obligations in general and may reduce the market prices of some or all of such securities.

       Certain corporate debt obligations that are investment grade may have credit ratings that are lower than other investment grade corporate debt obligations. Such securities have greater credit risk and may be subject to greater liquidity risk and volatility than other investment grade corporate debt obligations with higher credit ratings.

       BELOW INVESTMENT GRADE SECURITIES. Certain Hedge Fund Managers may take positions in below investment grade securities. The principal value of such securities is affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the issuer. These factors have historically had a more pronounced effect on such securities than on investment grade securities, and they may be expected to continue to have a larger effect in the future.

       COMMODITIES. Hedge Funds Managers may trade in commodities, futures and options. These types of instruments involve numerous risks which include leverage (marginis usually only 5-15% of the face value of the contract and exposure can be nearly unlimited), illiquidity, governmental intervention designed to influence commodity prices and credit risk vis-a-vis contract counterparties.

       CURRENCIES. Currency exchange rates have been volatile in recent years and Hedge Fund Managers are able to take positions in currencies with significant leverage. The combination of volatility and leverage gives rise to the possibility of large profits and large losses. In addition, since currency trading is done on a principal-to-principal basis, there is counterparty risk.

       SPOT AND FORWARD CONTRACTS. Hedge Fund Managers may enter into spot and forward contracts on currencies and/or commodities. Spot and forward contracts are not traded on exchanges, and as a consequence, investors in such contracts do not benefit from the regulatory protections of exchanges or governmental or regulatory authorities in any jurisdiction; rather, banks and broker-dealers act as principals in these markets.

       DERIVATIVES. Hedge Fund Managers may trade in various derivatives markets (E.G., swaps, over-the-counter options and asset-backed securities). There are uncertainties as to how these markets will perform, particularly during periods of unusual price volatility or instability, market illiquidity or credit distress. Substantial risks are

                                       43
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also involved in borrowing and lending against such instruments. The prices of these instruments are volatile and valuations may be difficult to obtain, market movements are difficult to predict and financing sources and related interest rates are subject to rapid change. Most of these instruments are not traded on exchanges but rather through an informal network of banks and broker-dealers and a Master Fund, through its investment in the Hedge Funds, will be subject to the risk of counterparty default. These banks and broker-dealers have no obligation to make markets in these instruments, and can apply essentially discretionary margin and credit requirements (and thus, in effect, force a Hedge Fund Manager to close out positions or post additional collateral).

       ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. Certain Hedge Fund Managers are active in asset-backed and/or other mortgage-backed securities markets. Trading asset-backed and mortgage-backed securities may entail a variety of unique risks. Among other risks, such securities may be subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on such securities changes based on multiples of changes in interest rates or inversely to changes in interest rates). Furthermore, (i) the performance of a structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets and (ii) the price of an asset-backed or mortgage-backed security, if required to be sold, may also be subject to certain market and liquidity risks at the time of sale.

       SMALL AND MEDIUM CAPITALIZATION COMPANIES. A portion of some of the Hedge Funds' portfolios may be invested in the stocks of companies with small-to-medium-sized market capitalizations, including growth stage companies. While in certain markets the stocks of such companies may provide the potential for appreciation, these stocks, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, "blue-chip" companies. In addition, small-capitalization stocks may be highly illiquid.

       Some small companies have limited product lines, distribution channels and financial and managerial resources. The Master Funds may invest in Hedge Funds that, in turn, may invest in companies that have product lines that have, in whole or in part, only recently been introduced to the market or that may still be in research and development. Such companies may also be dependent on key personnel with limited experience. The Master Funds and the Funds will be exposed to the risk of loss to the extent the Hedge Fund Manager invests in such companies.

       NON-U.S. SECURITIES. Hedge Funds may trade in foreign investment funds and various foreign securities including the securities of foreign companies. Foreign securities expose investors to a number of specific risks. These risks include: currency fluctuations and controls; limited information and corporate disclosure; lax accounting, auditing and financial standards and requirements; low trading volumes and government-imposed trading restrictions; difficulty in obtaining and/or enforcing legal judgments; regional economic and political instability; high brokerage commissions and custody fees; unregulated or poorly regulated securities markets; foreign withholding taxes; the threat of nationalization and expropriation; and an increased potential for corrupt business practices.

       Certain foreign markets provide attractive regulatory environments for investors. However, foreign markets may not offer the same protections or remedies as U.S. markets and investors may have limited recourse in the event of fraud, malfeasance or bad faith. In addition, custodial and record keeping risks may exist. Laws and regulations of foreign countries may impose restrictions that do not exist in the United States. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may, for example, involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of

                                       44
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exchange controls making it difficult or impossible to exchange or repatriate local currencies. Some countries may also restrict the repatriation of currency and make it necessary for a Hedge Fund Manager to distribute to investors the full or a partial amount of its investments in non-U.S. securities or currency in-kind or in a foreign currency. No assurance may be made that a given political or economic climate or that particular legal or regulatory risks might not adversely affect an investment by the Master Funds.

       Finally, each Hedge Fund may, but is not required to, hedge the currency risk associated with any non-U.S. Dollar denominated investments.

       EMERGING MARKETS. Certain Hedge Funds trade emerging markets securities. Many securities traded in emerging markets are substantially less liquid, more volatile, and are subject to less governmental supervision than similar securities traded in the U.S. and other developed countries. In addition, there is generally less governmental regulation of securities exchanges, securities dealers and listed and unlisted companies and less stringent reporting requirements in emerging markets than in the United States and other developed countries. Emerging markets may have slower clearance and settlement procedures, higher transactions costs and investment restrictions that may restrict or delay trading by Hedge Fund Managers. In addition, certain governments may require approval for, or otherwise restrict, the repatriation of investment income, capital or proceeds of sales of securities by foreign investors. War, governmental intervention, lack of capital, corruption, poor corporate management and limited resources are also common risks associated with investing in these markets. Certain Hedge Fund Managers trade sovereign debt obligations including sovereign debt issued by sovereign obligors in emerging markets. Sovereign debt may carry below investment grade credit ratings and be highly speculative. Defaults or restructurings of public and inter-bank indebtedness have occurred in several emerging markets including Argentina, Brazil, Costa Rica, Ecuador, Indonesia, Malaysia, Mexico, Pakistan, Peru, Russia, South Korea, Vietnam, Thailand, Uruguay and Venezuela, as well as several African countries. There can be no assurance that foreign sovereign debt securities in which the Hedge Funds may invest will not default or be subject to similar restructuring arrangements.

       REPURCHASE AGREEMENTS. Some of the Hedge Fund Managers may enter into repurchase agreements in which they sell a security and simultaneously agree to buy it back at a higher price. Repurchase agreements allow Hedge Funds to obtain leverage, which may magnify losses and increase volatility.

       REVERSE REPURCHASE AGREEMENTS. Certain Hedge Fund Managers may enter into reverse repurchase agreements in which they buy a security and simultaneously agree to sell it back at a higher price. Reverse repurchase agreements involve certain risks. For example, if the seller of securities under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Hedge Fund acting as a counterparty may seek to dispose of the securities. This could involve costs, delays and unfavorable pricing. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Hedge Fund Manager's ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Hedge Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the purchase price.

       LOAN PARTICIPATIONS. Certain Hedge Fund Managers may invest in loan participations. These investments involve certain risks additional to those associated with assignments of direct loans. A loan participant has no contractual relationship with the borrower of the underlying loan. As a result, the participant is generally dependent upon the lender to enforce its rights and obligations under the loan agreement in the event of a default, and may not have the right to object to amendments to or modifications of the terms of the loan agreement in which it participates. A participant in a syndicated loan generally does not have voting rights, which are retained by the lender. In addition, a loan participant is subject to the credit risk of the lender as well as the borrower, since a loan participant is dependent upon the lender to furnish to the participant its share of payments of principal and interest received on the underlying loan.

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       ADRs AND GDRs. Hedge Fund Managers may invest in American Depositary
Receipts, Global Depositary Receipts or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted, and consequently may expose Hedge Funds to currency exchange rate volatility.

       WORKOUTS AND STARTUPS. Hedge Fund Managers may take positions in distressed companies and new ventures. Such investments are subject to greater risk of loss than investments in companies with more stable operations. Such investments also may be speculative and illiquid.

       CONTROL POSITIONS. Certain Hedge Funds may assume control positions in various companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.

       RISK ARBITRAGE. Some Hedge Fund Managers may engage in risk arbitrage transactions. Taking positions in companies subject to significant corporate transactions involves substantial risks because transactions may fail for a number of reasons including unexpected positive or negative changes in a company's profile, shareholder disapproval, regulatory and various third party objections, changes in earnings or business lines. There can be no assurance that mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructurings or other similar transactions will take place. Failure to understand or anticipate factors impacting a corporate transaction may cause Hedge Fund Managers attempting to profit from such a transaction to suffer a loss.

       INDUSTRY RISKS. Hedge Fund Managers may focus on a particular industry or industries. Substantial risks are involved in making such investments including industry concentration, volatility of commodity prices, high levels of competition, obsolescence of technologies, political risks, regulatory risks and geopolitical uncertainties or instabilities.

LIMITS OF RISK DISCLOSURES

       The above discussion covers certain risks associated with an investment in the Funds and the Units, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Funds. Prospective Members should read this entire Prospectus and a Fund's LLC Agreement and consult with their own advisers before deciding whether to invest in a Fund. An investment in a Fund should only be made by Members who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal.

       In addition, as each Fund's investment program will evolve over time, an investment in a Fund will likely be subject to risk factors not described in this Prospectus. Each Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

                                 USE OF PROCEEDS

       The proceeds from the initial sale of Units, net of a Fund's fees and expenses, will be invested by a Fund in one Master Fund, or, in the case of the Multi-Strategy Fund, potentially several Master Funds, as soon as practicable, and each Fund expects that after receipt of such proceeds by the Master Fund(s), the Master Fund(s) will pursue their investment programs and objectives as soon as practicable, consistent with market conditions and the availability of suitable Hedge Fund investments. The Funds expect to be fully invested within three months of receipt of proceeds from the initial sale of Units.

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                  MANAGEMENT OF THE FUNDS AND THE MASTER FUNDS

GENERAL

       Each Fund's Board and each Master Fund's Board provide broad oversight over the operations and affairs of each Fund and each Master Fund. A majority of each Fund's Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers"). Similarly, a majority of each Master Fund's Board is comprised of persons who are not "interested persons" of the Master Fund (the "Master Fund's Independent Managers").

       The Adviser was formed as a corporation under the laws of the State of Delaware in 1994 and is a registered investment adviser under the Advisers Act. The Adviser is registered as a "commodity pool operator" with the CFTC and is a member of the National Futures Association in such capacities. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. As of March 31, 2005, HFI manages approximately $9 billion across 50 unregistered funds of Hedge Funds including approximately $6 billion across 38 funds of Hedge Funds managed by the Investment Committee which is responsible for management of the Funds. The Adviser may in the future serve as an investment adviser to or general partner of other registered and unregistered private investment companies. The offices of the Adviser are located at 11 Madison Avenue, New York, New York 10010.

       The Adviser is an affiliate of Credit Suisse First Boston LLC, which is also registered with the SEC as an investment adviser. Credit Suisse First Boston LLC operates in more than 68 locations in more than 33 countries on five continents and it is a business unit of Zurich-based Credit Suisse Group, a leading global financial services company.

       The Adviser and HFI, its fund of Hedge Funds investment management department, have been developing and managing fund of Hedge Funds portfolios since 1994. HFI's team of research and risk management professionals has significant investment experience in research, sales and trading, Hedge Fund management, risk management and fund of Hedge Fund investing. HFI manages investments with more than 150 Hedge Funds and believes that its information network provides it with contact to a range of Hedge Fund Managers and enables it to quickly spot new Hedge Fund Manager talent. The Adviser believes that HFI's team-based investment process and proprietary technology platform help to eliminate individual biases with the aim of achieving consistently high quality portfolio management across the Funds and Master Funds.

       The Adviser is responsible for implementing the Funds' and the Master Funds' investment programs, subject to the ultimate supervision of, and any policies established by, the Boards of the Funds and the Master Funds. Under the terms of the Advisory Agreements, the Adviser manages investment programs consistent with the investment objectives and policies of the Master Funds through strategy allocation and strategy composition. This involves allocating each Master Fund's assets to Hedge Funds and regularly evaluating the Master Funds' Hedge Fund investments, both individually and in the context of the Master Funds' investment objectives, to maintain exposure to quality Hedge Funds and opportunistically position the Master Funds. The Adviser may reallocate a Master Fund's assets among Hedge Funds, redeem a Master Fund's investments in Hedge Funds or select additional Hedge Funds, subject in each case to the ultimate supervision of, and any policies established by, the Master Fund's Board.

       If SEC exemptive relief from certain prohibitions is obtained in the future, the Adviser will also be responsible for strategy allocation of the Multi-Strategy Fund. In such instance, the Adviser will determine how to allocate the Multi-Strategy Fund's assets among the Master Funds opportunistically while maintaining diversified exposure to a number of Hedge Fund strategies. The Adviser, at its discretion, may also choose to allocate some of the Multi-Strategy Fund's assets to the Multi-Strategy Master Fund, and, in turn, invest the Multi-Strategy

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Master Funds' assets in Hedge Funds in order to complement the Multi-Strategy
Fund's allocations to the other Master Funds. Currently, the Multi-Strategy Fund may only invest in the Multi-Strategy Master Fund.

       HFI has an extensive network of industry contacts with Hedge Fund Managers and broker-dealers. As a result of its longstanding ties in the Hedge Fund industry, HFI has access to many new and established managers that may not be accepting capital from new investors.

       As compensation for services required to be provided by the Adviser under the Advisory Agreement, each Master Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.00% of the aggregate value of outstanding Units determined as of the last day of each calendar month (before any repurchases of Units). The Management Fee covers the provision of investment advisory and certain administrative services to the Master Funds. A portion of the Management Fee may be reallocated internally to affiliates of the Adviser within the Credit Suisse Group that supply services related to the distribution of Units.

       HFI's Investment Committee, which is comprised of senior Hedge Fund research and risk management personnel, is responsible for making key investment decisions on behalf of the Adviser. Members of the Investment Committee and HFI's other investment professionals have significant investment experience in several asset classes across a number of functional roles. They identify, evaluate, structure, manage and monitor billions of dollars in Hedge Fund investments globally and maintain a unique network within the alternative investment community as a result of their prior and ongoing experience. The Adviser believes that, as a result of these contacts, each Master Fund should have access to a number of Hedge Funds into which it may invest. The Adviser and its investment personnel do not have any experience managing a registered fund.

       The Investment Committee is a working level, decision-making group tasked with making key investment decisions for the Adviser including determining the target strategy allocations of the Master Funds and reviewing prospective external Hedge Funds for inclusion in the Master Funds. The Investment Committee is made up of senior research and risk management professionals. Current Investment Committee members are listed below:

              James H. Vos, Managing Director of the Adviser, has been responsible for overseeing HFI since 1998. Mr. Vos is the head of the Investment Committee and has been primarily responsible for the day-to-day management of the Master Funds since April 2005.

              Boris Arabadjiev, Ph.D., Director of the Adviser, has been responsible for risk management within HFI since 2001. Prior to that, Dr. Arabadjiev was a business development specialist at Barra, a leading provider of risk management products, where he began work in 1999. Dr. Arabadjiev represents HFI's risk management area on the Investment Committee and has been primarily responsible for the day-to-day management of the Master Funds since April 2005.

              Norman Kilarjian, Director of the Adviser, has been a Hedge Fund research analyst within HFI since 2004. Prior to that, Mr. Kilarjian was a Hedge Fund research analyst and fund of Hedge Funds portfolio manager at Focus Investment Group, an investment manager he joined in 1995. Mr. Kilarjian oversees Equity Market Neutral and Convertible Arbitrage Hedge Fund research and has been primarily responsible for the day-to-day management of the Master Funds since April 2005.

              Joseph Larucci, Director of the Adviser, has been a Hedge Fund research analyst within HFI since 1996. Mr. Larucci oversees Long/Short Equity and Dedicated Short Hedge Fund research and has been primarily responsible for the day-to-day management of the Master Funds since April 2005.

              David Scicolone, Director of the Adviser, has been a Hedge Fund research analyst within HFI since 2002. From 2001 to 2002, Mr. Scicolone was an institutional fixed income salesman at Credit Suisse First Boston LLC. Prior to that, Mr. Scicolone worked as a European bond trader at EMF where he began in 1999.

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       Mr. Scicolone oversees Global Macro, Managed Futures and Fixed Income
       Arbitrage Hedge Fund Research and has been primarily responsible for the day-to-day management of the Master Funds since April 2005.

              Patrick Adelsbach, Vice President of the Adviser, has been a Hedge Fund research analyst within HFI since 2000. Prior to that, Mr. Adelsbach was a credit analyst at Capital One Financial Corporation where he began in 1997. Mr. Adelsbach oversees Event Driven, Emerging Markets and Multi-Strategy Hedge Fund research and has been primarily responsible for the day-to-day management of the Master Funds since April 2005.

       For additional information about compensation, other accounts managed and ownership of Units of the Funds with respect to HFI's Investment Committee, please consult the Funds' SAI.

       The Adviser provides certain services to each Fund that are in addition to the services provided to the Master Funds. These services include, among others, certain tax preparation and accounting services, legal and accounting support services, certain recordkeeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian. In consideration of performing such administrative services to the Funds, each Fund may pay the Adviser or its affiliates a fee computed at the annual rate of 0.35% of the aggregate value of outstanding Units (before any repurchases of interests), determined as of the last day of each calendar month and paid quarterly (the "Services Fee").

ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT AND REGISTRAR SERVICES

       PFPC Inc. (the "Administrator") provides certain administrative services to the Funds and the Master Funds. PFPC Trust Company (the "Custodian") serves as each Fund's and each Master Fund's custodian. In consideration for these services, each Fund will pay the Administrator and the Custodian a fee which is not expected to exceed 0.30% per annum of the aggregate value of outstanding Units generally determined as of the last day of each calendar month and paid monthly (the "Administration Fee"). Each Fund may also, based upon its interest in the Master Fund, bear a proportionate interest in the Administration Fee paid by the Master Fund. The principal business address of the Administrator is 301 Bellevue Parkway, Wilmington, Delaware 19809 and the principal address of the Custodian is 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153.

MEMBER SERVICING ARRANGEMENTS

       Under the terms of a member servicing agreement between each Fund and the Distributor (the "Member Servicing Agreement") that has been approved by each Fund's Board, the Distributor is authorized to retain broker-dealers and certain financial advisers to provide ongoing member services and account maintenance services to Members that are their customers ("Member Service Providers"). These services include, but are not limited to, handling Member inquiries regarding the Funds (E.G., responding to questions concerning investments in a Fund, capital account balances, and reports and tax information provided by a Fund); assisting in the enhancement of relations and communications between Members and Funds; assisting in the establishment and maintenance of Member accounts with a Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Member Servicing Agreement, each Fund will pay a fee computed at up to an annual rate of 0.50% of the aggregate value of its outstanding Units, determined as of the last day of each calendar month and paid quarterly (before any repurchases of Units), to the Distributor to reimburse it for payments made to Member Service Providers and for the Distributor's ongoing member servicing. Each Member Service Provider will be paid based on the aggregate value of outstanding Units held by Members that receive services from the Member Service Provider. The Distributor will be entitled to reimbursement under the Member Servicing Agreement for any payments it may make to any affiliated Member Service Providers.

EXPENSE LIMITATION ARRANGEMENT

       The Adviser has contractually agreed to limit total annualized expenses of each Fund and each Master Fund to 2.25% (the "Expense Limitation Agreement") through July 31, 2006. The Expense Limitation Agreement will automatically renew on an annual basis unless terminated.

                               HEDGE FUND MANAGERS

       Set out below are certain practices that the Adviser expects that Hedge Fund Managers may follow. However, no guarantees or assurances can be made that such practices will be followed or that a particular Hedge Fund Manager will adhere to and comply with, its stated practices.

       The Adviser anticipates that each Hedge Fund Manager with whom a Master Fund invests will consider the vehicle in which the Master Fund invests for all appropriate investment opportunities that are also under consideration for investment by the Hedge Fund Manager for Hedge Funds and other accounts managed by the Hedge Fund Manager (collectively the "Hedge Fund Manager Accounts"), that pursue investment programs similar to that of the vehicle in which the Master Fund invests. Circumstances may arise, however, under which a Hedge Fund Manager will cause its Hedge Fund Manager Accounts to commit a different percentage of their assets to an investment opportunity than it will cause the vehicle in which a Master Fund invests to commit. Circumstances may also arise under which a Hedge Fund Manager will consider participation by its Hedge Fund Manager Accounts in investment opportunities in which the Hedge Fund Manager intends not to invest on behalf of a vehicle in which a Master Fund invests, or vice versa.

       Situations may occur when a Master Fund could be disadvantaged by investment activities conducted by the Hedge Fund Manager for the Hedge Fund Manager Accounts. These situations may arise as a result of, among other things:
(1) legal restrictions on the combined size of positions that may be taken by a vehicle in which a Master Fund invests and Hedge Fund Manager Accounts invest (collectively "Co-Investors" and individually a "Co-Investor"); (2) legal prohibitions on the Co-Investors participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument where availability is limited.

       Each Hedge Fund Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of a Master Fund or a Hedge Fund in which a Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Hedge Fund Manager that are the same, different from or made at different times than positions taken for a Master Fund or a Hedge Fund in which a Master Fund invests.

       Hedge Fund Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Hedge Fund Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide.

                             SUBSCRIPTIONS FOR UNITS

SUBSCRIPTION TERMS

       Each Fund currently intends to accept subscriptions for Units as of the first business day of each calendar month through such date or at such other times as may be determined by the Fund's Board. Each Fund's Board may discontinue accepting subscriptions at any time. Any amounts received in connection with the offer of Units will be promptly placed in an escrow account with PFPC Inc., as each Fund's escrow agent, prior to their investment in a Fund. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date as outlined in the subscription agreement in the full amount of the subscription. Although a Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Member may not become a Member until cleared funds have been received, and the prospective Member is not entitled to interest or performance returns until accepted as a Member. The prospective Member must also submit a completed subscription agreement before the applicable subscription date as outlined therein. Each Fund reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

       The minimum initial investment in a Fund from each Member is $50,000 and the minimum additional investment in a Fund is $50,000. The minimum initial and additional investments may be reduced by a Fund with respect to individual Members or classes of Members (for example, with respect to employees or Managers of a Fund, the Adviser or its affiliates). A Fund may accept investments for a lesser amount under certain circumstances, including where a Member has significant assets under the management of the Adviser or an affiliate, in the case of regular follow-on investments, and other special circumstances that may arise (with a $25,000 minimum). Certain selling broker-dealers and financial advisers may impose higher minimums. A Fund may, in its discretion, cause the Fund to repurchase all of the Units held by a Member if the Member's capital account balance in a Fund, as a result of repurchase or transfer requests by the Member, is less than $50,000.

       Except as otherwise permitted by a Fund, initial and any additional contributions to the capital of a Fund by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of a Fund will be payable in one installment. Although a Fund may, in its discretion, accept contributions of securities, the Funds do not currently intend to accept contributions of securities. If a Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund and the Master Fund(s) value their other assets.

       Each new Member must agree to be bound by all of the terms of the respective Fund's LLC Agreement. Each potential Member must also represent and warrant in a subscription agreement, among other things, that the Member is an Eligible Investor as described below and is purchasing a Unit for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

MEMBER QUALIFICATIONS

       Each Member will be required to represent that it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes:

       - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

       - Any natural person who has a net worth or joint net worth with that person's spouse at the time of purchase that exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);

       - An individual or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

       - A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

       -      A Manager or executive officer of a Fund;

       - An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in a Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Massachusetts or similar business trust;

       - An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," or "savings and loan association," (within the meaning of Regulation D under the 1933
              Act) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

       - A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

       -      An investment company registered under the 1940 Act;

       - An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

       -      An insurance company as defined in Section 2(13) of the 1933 Act;

       - A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

       - An entity in which all of the equity owners meet the qualifications set forth above.

       After their initial purchase, existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. In addition, Eligible Investors may not be charitable remainder trusts. Members must complete and sign a Member certification verifying that they meet these requirements before they may invest in a Fund. A form of this Member certification is contained in Appendix A of this Prospectus. Various brokers that have entered into selling agreements with the Distributor may use differing Member certifications, which cannot, however, alter a Fund's requirement that a Member be, at a minimum, an Eligible Investor.

                       REPURCHASES AND TRANSFERS OF UNITS

NO RIGHT OF REDEMPTION

       No Member or other person holding Units acquired from a Member will have the right to require a Fund to redeem those Units. There is no public market for Units and none is expected to develop. Units are generally not freely transferable and liquidity will normally be provided only through limited tender offers that may be made from time to time by each Fund. Any transfer of Units in violation of a Fund's LLC Agreement, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by a Fund, as described below. For information on each Fund's policies regarding transfers of Units, see "Repurchases, Mandatory Redemptions and Transfers of Units--Transfers of Units" in the SAI.

REPURCHASES OF UNITS

       Each Fund expects to offer to repurchase outstanding Units pursuant to written tenders by Members from time to time. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units.

       In determining whether a Fund should repurchase Units from Members pursuant to written tenders, a Fund's Board will consider a variety of factors. Each Board expects that a Fund will offer to repurchase Units from Members for valuation on September 30, 2005. The Board expects that after that date each Fund will ordinarily offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter). The Board will consider the following factors, among others, in making its determination:

       -      whether any Members have requested to tender Units to a Fund;

       -      the liquidity of the Fund's assets;

       -      the investment plans and working capital requirements of a Fund;

       - the relative economies of scale with respect to the size of a Fund;

       -      the history of the Fund in repurchasing Units;

       -      the market environment; and

       - the anticipated tax consequences of any proposed repurchases of Units.

       Each Fund's assets consist primarily of interests in one, or in the case the Multi-Strategy Fund, potentially multiple Master Funds. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, a Fund may find it necessary to liquidate all or a portion of its interest in a Master Fund. Because interests in a Master Fund are generally not transferable, a Fund may withdraw a portion of its interest in a Master Fund only pursuant to tender offers by that Master Fund. A Fund will not conduct a tender offer for Units unless a Master Fund in which it invests simultaneously conducts a tender offer for its interests. Each Master Fund's Board of Managers (the "Master Fund's Board") expects that each Master Fund will conduct tender offers on a quarterly basis in order to permit each Fund to meet its obligations under its tender offers. However, there are no assurances that a Master Fund's Board will, in fact, decide to undertake such a tender offer. A Fund cannot make a tender offer larger than the sum of the tender offers made by the Master Fund(s) in which it holds an interest. Each Master Fund will make tender offers, if any, to all of its Members on the same terms. This practice may affect the size of a Master Fund's offers. Subject to a Master Fund's investment restriction with respect to borrowings, a Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such tender offer.

       The Board will determine that a Fund may repurchase Units from Members pursuant to written tenders only on terms the Board determines to be fair to a Fund and its Members. When the Board determines that a Fund will make a tender offer, notice of that offer will be provided to each Member describing the terms of the offer and containing information that Members should consider in deciding whether to tender Units for repurchase. Members who are deciding whether to tender their Units or portions thereof during the period that a tender offer is open may ascertain the estimated net asset value of their Units from the respective Fund during the period the offer remains open.

       When Units are repurchased by a Fund, Members will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of a Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by a Master Fund, or partly in cash and partly in-kind. The Funds do not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that a Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. See "Risk Factors--Principal Risk Factors Relating to the Funds' Structure". Repurchases will be effective after receipt of all eligible written tenders of Units from Members and acceptance by the Fund.

REPURCHASE PROCEDURES

       A Fund may have to effect a withdrawal from its Master Fund to pay for the Units being repurchased. The Master Fund, in turn, may have to effect redemptions from Hedge Funds to pay for the repurchase of a Fund's interest in the Master Fund. Due to liquidity constraints associated with a Master Fund's investments in Hedge Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be

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valued for purposes of determining their repurchase price as of a quarter end
(the "Valuation Date") that is at least 30 days after the date by which Members must submit a repurchase request. Each Fund will generally pay (a) Members who have tendered all of their Units (or an amount that would cause their capital account, as discussed below, to fall below the minimum amount) an initial payment equal to 95% of the value of the Units repurchased and (b) all other Members the entire value of their Units that have been repurchased, at least one month after the Valuation Date. Any balance due to withdrawing Members will be determined and paid promptly after completion of the Fund's annual audit and be subject to audit adjustment. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of those Units determined on the Valuation Date based on the net asset value of that Fund's assets as of that date. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (it is expected that each Fund's annual audit will be completed within 60 days after the end of each fiscal year).

       Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from a Fund. However, upon the expiration of a tender offer (I.E., at least 30 days prior to the Valuation Date), each Master Fund will deposit into an interest bearing escrow account an amount of Hedge Fund securities being liquidated and cash approximately equal to the payment required to redeem all Units accepted for repurchase. The payment of such amount from the escrow account may be delayed under circumstances where the respective Master Fund has determined to redeem its interests in Hedge Funds to cover the Fund's tender offer, but has experienced delays in receiving payments from the Hedge Funds. Members will be notified in advance of the expected payment date.

       Any Member tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to an early withdrawal charge of 2.00% (of repurchase proceeds) paid to the Fund.

       A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of at least $50,000. If a Member tenders a portion of the Member's Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, each Fund reserves the right to reduce the portion of Units to be purchased from the Member so that the required minimum balance is maintained.

       Repurchases of Units by each Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

MANDATORY REPURCHASE BY A FUND

       The LLC Agreement of each Fund provides that a Fund may repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause a Fund to be in violation of certain laws; continued ownership of the Units may adversely affect a Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or it would be in the best interests of a Fund to repurchase the Units or a portion thereof. Members whose Units, or a portion thereof, are redeemed by a Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Member's purchase of Units.

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                         CALCULATION OF NET ASSET VALUE

       Each Fund will compute its net asset value as of the last business day of each "fiscal period" (as defined under "Units and Capital Accounts" below). Such computation is expected to occur on a monthly basis and other times at the Board's discretion. In determining its net asset value, each Fund will value its investments as of such fiscal period end. The net asset value of a Fund will equal the value of the assets of that Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of each Fund will consist primarily of each Fund's interest in its respective Master Fund(s). In computing its net asset value, each Fund will value its interest in the Master Fund(s) at the net asset value provided by the Master Fund(s) to the respective Fund.

       Each Master Fund's Board has approved procedures pursuant to which the Master Fund will value its investments in Hedge Funds at fair value. As a general matter, the fair value of a Master Fund's interest in a Hedge Fund will represent the amount that the Master Fund could reasonably expect to receive from a Hedge Fund or from a third party if the Master Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Master Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Hedge Fund in accordance with the Hedge Fund's valuation policies and reported by the Hedge Fund or the Hedge Fund's administrator at the time of such valuation to the Master Fund or the Administrator. The pricing provided by the Hedge Funds will ordinarily be confirmed by the Administrator and reviewed by the Adviser. A Master Fund may not have a Hedge Fund's reported valuation as of a particular fiscal period end--for example, in the event that a Hedge Fund does not report a fiscal period end value to the Master Fund on a timely basis. In such cases, the Master Fund would determine the fair value of such a Hedge Fund based on any relevant information available at the time the Master Fund values its portfolio, including the most recent value reported by the Hedge Fund. Any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.

       When investing in any Hedge Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund. As a general matter, such review will include a determination of whether the Hedge Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by each Master Fund's Board provide that the Adviser will review the valuations provided by Hedge Fund Managers, neither the Adviser nor the Master Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the Hedge Fund Managers.

       Each Fund's and Master Fund's valuation procedures require each Fund, Master Fund and the Adviser to consider relevant information available at the time that a Fund and its Master Fund value their respective portfolios. The Adviser and/or each Master Fund's Board will consider such information, and may conclude in certain circumstances that the information provided by the Hedge Fund Manager does not represent the fair value of a Master Fund's interests in the Hedge Fund. Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by a Master Fund's Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, a Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, a Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Hedge Fund. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, a Master Fund may determine that it is appropriate to apply a discount to the net asset value of the Hedge Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Master Fund's Board.

       The valuations reported by the Hedge Funds' administrators or the Hedge Fund Managers, upon which each Master Fund's Administrator calculates that Master Fund's fiscal period end net asset values, may be subject to later adjustment by the Hedge Fund Managers or the Hedge Funds' administrators, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Hedge Funds will be reflected in a Fund's net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in "Repurchases and Transfers of Units--Repurchase Procedures", or the purchase price paid at the time of the initial investment or additional subscription.

       The procedures approved by each Master Fund's Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when a Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, a Master Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by that Master Fund's Board, determines in good faith best reflects approximate market value. Each Master Fund's Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to that Master Fund and consistent with applicable regulatory guidelines.

       To the extent the Adviser invests the assets of a Master Fund in securities or other instruments that are not investments in Hedge Funds, a Master Fund's Administrator will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by a Master Fund's Board.

       In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or a Master Fund's Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

       Debt securities will be valued in accordance with each Master Fund's valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Each Master Fund's Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Master Fund's Board to represent fair value.

       Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by a Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by that Master Fund's Board.

       The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by a Master Fund and other clients. Consequently, the fees charged to a Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

       Expenses of a Master Fund, including the Adviser's Management Fees and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

       Prospective Members should be aware that situations involving uncertainties as to the value of Master Fund positions could have an adverse effect on the net asset value of a Master Fund if the judgments of that Master Fund's Board, the Adviser or Hedge Fund Managers should prove incorrect. Also, Hedge Fund Managers will only provide determinations of the net asset value of Hedge Funds on a periodic basis, typically monthly. Consequently, it may not be possible to determine the net asset value of a Master Fund more frequently.

                           UNITS AND CAPITAL ACCOUNTS

GENERAL

       Each Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of that Fund. The aggregate net asset value of the Member's Units will reflect the value of the Member's capital account. Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of that Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by a Fund of the Member's Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

       Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of a Fund is made, (iv) any day as of which a Fund values any Units of any Member in connection with the repurchase of such Units, or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Upon the closing of the initial issuance of Units, one Unit shall be issued with respect to each $100 contributed to the capital of a Fund by a Member. Thereafter Units shall be issued at the net asset value per Unit as of the date of issuance. The net asset value of a Unit will be determined by dividing a Fund's aggregate net asset value by the number of Units outstanding at the applicable date.

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

ALLOCATION OF NET PROFITS AND LOSSES

       Net profits or net losses of a Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective Unit ownership for the period. Net profits or net losses will be measured as the net change in the value of the assets of a Fund including any net change in unrealized appreciation or depreciation of investments as well as realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by a Fund of Units.

       Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member's capital account for the current and prior taxable years.

ALLOCATION OF SPECIAL ITEMS

       Withholding taxes or other tax obligations incurred by a Fund (either directly or indirectly through the respective Master Fund) which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

RESERVES

       Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to a Fund. Reserves will be in such amounts (subject to increase or reduction) that a Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

                                     VOTING

       Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by a Fund's Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.

       Whenever a Fund as a member of a Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund's business, which may be determined by the Board of the Master Fund without member approval), the Fund will hold a meeting of the Members and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. Each Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

                                      TAXES

       The following is a summary of certain aspects of the income taxation of a Fund and its Members and of the respective Master Funds that should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service or any other Federal, state, or local agency with respect to any of the tax issues affecting the Funds, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes.

       This summary of certain aspects of the Federal income tax treatment of the Funds is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Member or to certain Members subject to special treatment under the Federal income tax laws, such as insurance companies.

       Prospective Members should consult with their own tax advisers in order to understand the Federal, state, local and foreign income tax consequences of an investment in a Fund.

       In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Further, the use of leverage by the Funds, the Master Funds, and Hedge Funds could result in the receipt of unrelated business taxable income by tax-exempt investors in the Funds. Prospective tax-exempt investors are urged to consult their own counsel and tax advisers regarding the acquisition of Units. Each Master Fund has a feeder fund designed specifically for tax-exempt investors.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS

       The Funds have received an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, each Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

       Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership where the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

       The Section 7704 Regulations include a "redemption or repurchase agreement" safe harbor under which partnership interests can avoid being treated as readily tradable. The Section 7704 Regulations provide that this safe harbor applies in the case of a "redemption or repurchase agreement," which is defined as "a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner or a person related to another partner. The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner's intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership's taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.

       Each Fund's LLC Agreement contains provisions satisfying two of the requirements for a safe-harbor redemption or repurchase agreement. First, each LLC Agreement provides that the Fund will repurchase Units

                                       59
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only if they have been tendered at least 30 days prior to a Valuation Date; and
it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof). Second, each LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (I.E., four times per fiscal year).

       The third condition of the "redemption or repurchase agreement" safe harbor is that the repurchased interests' partnership capital or profits not exceed 10 per cent per year of the total interests in partnership capital or profits. Each LLC Agreement does not contain an explicit limitation on the number of Units that can be repurchased in any year. The transfer restrictions and repurchase provisions of each LLC Agreement are sufficient to meet the requirements of the "redemption or repurchase agreement" safe harbor as set forth in the Section 7704 Regulations in any year in which a Fund repurchases Units representing not more than 10 percent of the total interests in a Fund's capital or profits.

       In the event that, in any year, a Fund repurchases Units representing more than 10 percent of the total interests in the Fund's capital or profits, the Fund will not satisfy the "redemption or repurchase agreement" safe harbor. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market. Kirkpatrick & Lockhart Nicholson Graham LLP also has rendered its opinion that each Fund will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the "redemption or repurchase agreement" safe harbor in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in that Fund's capital or profits and that, in the event that a Fund in any year repurchases Units in excess of 10 percent of the total interests in that Fund's capital or profits, the Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to that Fund's repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of the Fund, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of each Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, each Fund will not be treated as a publicly traded partnership taxable as a corporation.

       Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

       As an entity treated as a partnership for tax purposes, each Fund is not itself subject to Federal income tax. Each Fund will file an annual partnership information return with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of the respective Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. The Funds do not presently intend to make periodic distributions of their net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of each Fund's Board. Each Member will be taxed on its distributive share of the respective Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more

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detailed discussion of certain aspects of the income taxation of the Funds and their investments under Federal and state law, see "Tax Aspects" in the SAI.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

       The Distributor acts as the distributor of Units on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement entered into with each Fund. Units may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. No Fund is obligated to sell to a broker-dealer any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in a Fund. The Distributor maintains its principal office at 11 Madison Avenue, New York, New York 10010. The Distributor is an affiliate of the Adviser.

       Units are being offered in an initial offering. Each Fund expects to deliver Units purchased in the initial offering on or about April 1, 2005, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Units will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Neither the Distributor nor any other broker-dealer is obligated to buy from a Fund any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial offering. The Distributor does not intend to make a market in Units. To the extent consistent with applicable law, each Fund has agreed to indemnify the Distributor and its affiliates and broker-dealers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the 1933 Act.

       The total compensation received by Member Service Providers will not exceed 9% of the aggregate offering price of the Units, consisting of a sales load and Member Servicing Fee.

PURCHASE TERMS

       Units are being offered only to Eligible Investors that meet all requirements to invest in a Fund. The minimum initial investment in a Fund by a Member is $50,000. Subsequent investments must be at least $50,000. A Fund may accept investments for lesser amounts (which will not be less than $25,000) under certain circumstances. Certain selling broker-dealers and financial advisers may impose higher minimums. The minimums may be modified by a Fund from time to time.

       Investments may be subject to a sales charge of up to 3.50%, subject to waivers for certain types of investors. The sales charge will be added to each prospective Member's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund.

       Under a right of accumulation offered by each Fund, the amount of each additional investment in a Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments in any of the Funds in determining the applicable sales load at the time of the additional investment. The right of accumulation also permits a Member investment in a Fund to be combined with investments made by the Member's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Units purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will aggregate the amount of each additional investment in a Fund with the amount of the Member's initial investment and any other additional investments if currently owned to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. A Member must request the reduced sales load when making an investment.

       In addition, the sales load may be waived in certain cases with respect to purchases of Units by certain purchasers, including:

       (1)    the Adviser, the Distributor, or their affiliates;

       (2) present or former officers, managers, trustees, registered representatives and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, aunts, uncles, nieces and nephews and relatives by virtue of a remarriage (step-children, step-parents, etc.) as well as siblings of such person's spouse and a spouse of such person's siblings) of a Fund, a Master Fund, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees;

       (3) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

       (4) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of a Fund;

       (5) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals);

       (6) broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of a Fund for (i) their own accounts, or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

       (7) clients of such investment advisers or financial planners described in (6) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and

       (8) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes.

       For further information, see Appendix A of the SAI. To be eligible to receive a waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the Distributor or the selling broker-dealer when making an investment.

       The full amount of the sales load is reallowed by the Distributor to selling broker-dealers. In accordance with regulations of the National Association of Securities Dealers, Inc., the maximum distribution compensation to be paid to distributors and related persons in connection with the initial offering of Units will not exceed 8.00% of the initial gross proceeds of Units sold.

       The Member's funds will not be accepted until the registration statement to which this Prospectus relates is declared effective. All Member funds for the initial closing of the sale of Units, and for closings of subsequent offerings, will be deposited in an escrow account maintained by PFPC Inc. as escrow agent for the benefit of the Members. Interest will not be paid on monies held in the escrow account prior to investment. The full amount of an investment into the Funds is payable in federal funds, which must be received by the Distributor as specified in the subscription agreement not later than 5 business days prior to the beginning of a month or quarter, as the case may be, if payment is sent by wire or via the National Securities Clearing Corporation.

       Before a prospective Member may invest in a Fund, the Distributor or the Member's sales representative will require a certification from the prospective Member that it is an Eligible Investor and meets other requirements for investment, and that the Member will not transfer its Units except in the limited circumstances permitted under the relevant LLC Agreement. The form of Member certification that each Member will be asked to sign is contained in Appendix A of this Prospectus and will be contained in each Fund's application form. A Member's certification must be received and accepted by the Distributor along with its good payment as described above. Otherwise a Member's order will not be accepted. Various broker-dealers that have entered into selling agreements with the Distributor may use differing Member certifications, which cannot, however, alter a Fund's requirement that a Member be at a minimum an Eligible Investor.

       The form of LLC Agreement for each Fund is contained in Appendix B of this Prospectus. Each new Member will agree to be bound by all of its terms by executing a Member certification form.

                               GENERAL INFORMATION

       Each Fund is registered under the 1940 Act as a closed-end management investment company. The Funds were formed as limited liability companies under the laws of the State of Delaware on September 30, 2004 and have no operating history. The Funds' principal office is located at the Adviser's offices at 11 Madison Avenue, New York, New York 10010. The Adviser's telephone number is at 877-435-5264.

                                TABLE OF CONTENTS
                       STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT POLICIES AND PRACTICES                                                    1
   Fundamental Policies                                                              1
   Certain Portfolio Securities and Other Operating Policies                         2
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS                            7
   Tender Offers                                                                     7
   Mandatory Redemptions                                                             7
   Transfers of Units                                                                7
BOARD OF MANAGERS                                                                    8
INVESTMENT ADVISORY SERVICES                                                        11
   The Adviser                                                                      11
INVESTMENT COMMITTEE                                                                14
   Compensation                                                                     15
   Ownership                                                                        15
THE FUNDS' AND MASTER FUNDS' EXPENSES                                               15
CODE OF ETHICS                                                                      16
VOTING OF PROXIES                                                                   17
PARTICIPATION IN INVESTMENT OPPORTUNITIES                                           17
OTHER MATTERS                                                                       18
   Reorganization of Private Funds                                                  18
TAX ASPECTS                                                                         18
   Tax Treatment of Fund Operations                                                 19
   Tax Consequences to a Withdrawing Member                                         22
   Tax Treatment of Portfolio Investments                                           23
   Foreign Taxes                                                                    25
   Unrelated Business Taxable Income                                                25
   Certain Issues Pertaining to Specific Exempt Organizations                       26
   State and Local Taxation                                                         27
ERISA CONSIDERATIONS                                                                28
BROKERAGE                                                                           29
VALUATION OF ASSETS                                                                 29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL                     32
CUSTODIAN                                                                           32
CONTROL PERSONS                                                                     32
SUMMARY OF LLC AGREEMENT                                                            32
FUND ADVERTISING AND SALES MATERIAL                                                 33
FINANCIAL STATEMENTS                                                                33
APPENDIX A: WAIVERS OF SALES LOAD                                                   38

                        APPENDIX A: MEMBER CERTIFICATION

       In certifying that I am an "Eligible Investor," I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

       - A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

       - A natural person who has a net worth (1) or joint net worth with my spouse at the time of purchase that exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);

       - An individual or entity having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

       - A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

       -      A Manager or executive officer of a Fund;

       - An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in a Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Massachusetts or similar business trust;

       - An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," or "savings and loan association," (within the meaning of Regulation D under the Securities Act of 1933 (the "1933 Act") or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

       - A broker or dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended;

       - An investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

       - An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

       -      An insurance company as defined in Section 2(13) of the 1933 Act;

       - A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

       - An entity in which all of the equity owners meet the qualifications set forth above.

       I am not a charitable remainder trust.

----------
 (1) As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

       I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the Prospectus of the Fund, including the member qualification and member suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for members who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

       I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) or business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

       If I am the fiduciary executing this Member Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the ERISA: (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances;
(ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the Prospectus.

       I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as a member in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify CSFB Alternative Capital, Inc. and its affiliates (collectively "CSFB") and hold harmless from any liability that CSFB may incur as a result of this certification being untrue in any respect.

       By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix B to the Prospectus. I have read the LLC Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisers and understand its terms.

       Signature:
                  ------------------------

       Name:
             -----------------------------

       Date:
             -----------------------------

             APPENDIX B: FORM OF LIMITED LIABILITY COMPANY AGREEMENT


              CSFB ALTERNATIVE CAPITAL __________________ FUND, LLC
                     (A Delaware Limited Liability Company)


                       LIMITED LIABILITY COMPANY AGREEMENT

                         Dated as of September 30, 2004


                                11 Madison Avenue
                                   13th Floor
                            New York, New York 10010
                                 (212) 325-2000

                                TABLE OF CONTENTS

ARTICLE I: DEFINITIONS                                                              70
ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS                                      73
   2.1 FORMATION OF LIMITED LIABILITY COMPANY                                       73
   2.2 NAME                                                                         73
   2.3 PRINCIPAL AND REGISTERED OFFICE                                              73
   2.4 DURATION                                                                     73
   2.5 BUSINESS OF THE FUND                                                         73
   2.6 BOARD OF MANAGERS                                                            75
   2.7 MEMBERS                                                                      76
   2.8 INITIAL CONTRIBUTION                                                         76
   2.9 BOTH MANAGERS AND MEMBERS                                                    76
   2.10 LIMITED LIABILITY                                                           76
ARTICLE III: MANAGEMENT                                                             76
   3.1 MANAGEMENT AND CONTROL                                                       76
   3.2 ACTIONS BY THE BOARD OF MANAGERS                                             77
   3.3 MEETINGS OF MEMBERS                                                          77
   3.4 CUSTODY OF THE FUND'S ASSETS                                                 78
   3.5 OTHER ACTIVITIES OF MEMBERS AND MANAGERS                                     78
   3.6 DUTY OF CARE                                                                 79
   3.7 INDEMNIFICATION                                                              79
   3.8 FEES, EXPENSES AND REIMBURSEMENT                                             81
ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS,                          82
TRANSFERS AND REPURCHASES                                                           82
   4.1 TERMINATION OF STATUS OF A MANAGER                                           82
   4.2 REMOVAL OF THE MANAGERS                                                      82
   4.3 TRANSFER OF UNITS OF MEMBERS                                                 82
   4.4 REPURCHASE OF UNITS                                                          83
ARTICLE V: CAPITAL                                                                  85
   5.1 CAPITAL CONTRIBUTIONS                                                        85
   5.2 RIGHTS OF MEMBERS TO CAPITAL                                                 85
   5.3 CAPITAL ACCOUNTS                                                             85
   5.4 ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS          86
   5.5 RESERVES                                                                     86
   5.6 TAX ALLOCATIONS                                                              86
   5.7 DISTRIBUTIONS                                                                86
   5.8 WITHHOLDING                                                                  86

ARTICLE VI: DISSOLUTION AND LIQUIDATION                                             87
   6.1 DISSOLUTION                                                                  87
   6.2 LIQUIDATION OF ASSETS                                                        87
ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS                          88
   7.1 ACCOUNTING AND REPORTS                                                       88
   7.2 DETERMINATIONS BY THE BOARD OF MANAGERS                                      88
   7.3 VALUATION OF ASSETS                                                          88
ARTICLE VIII: MISCELLANEOUS PROVISIONS                                              89
   8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT                             89
   8.2 SPECIAL POWER OF ATTORNEY                                                    90
   8.3 NOTICES                                                                      91
   8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS                                91
   8.5 APPLICABILITY OF 1940 ACT AND FORM N-2                                       91
   8.6 CHOICE OF LAW                                                                91
   8.7 NOT FOR BENEFIT OF CREDITORS                                                 91
   8.8 CONSENTS                                                                     91
   8.9 MERGER AND CONSOLIDATION                                                     91
   8.10 PRONOUNS                                                                    92
   8.11 CONFIDENTIALITY                                                             92
   8.12 CERTIFICATION OF NON-FOREIGN STATUS                                         92
   8.13 SEVERABILITY                                                                93
   8.14 FILING OF RETURNS                                                           93
   8.15 TAX MATTERS PARTNER                                                         93
   8.16 SECTION 754 ELECTION                                                        93
   8.17 USE OF NAMES "CSFB" AND "CSFB ALTERNATIVE CAPITAL"                          94

               CSFB ALTERNATIVE CAPITAL _________________ FUND, LLC

                       LIMITED LIABILITY COMPANY AGREEMENT

       THIS LIMITED LIABILITY COMPANY AGREEMENT of CSFB Alternative Capital ________________ Fund, LLC (the "Fund") is dated as of September 30, 2004 by and among CSFB Alternative Capital, Inc., as the Manager, CSFB Alternative Capital, Inc., as the initial Member, and those persons hereinafter admitted as Members.

       WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on September 30, 2004.

       NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ARTICLE I: DEFINITIONS

       For purposes of this Agreement:

       "ADVISERS ACT"--The Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

       "AFFILIATE"--An affiliated person of a person as such term is defined in the 1940 Act.

       "AGREEMENT"--This Limited Liability Company Agreement, as amended from time to time.

       "BOARD"--The Board of Managers established pursuant to Section 2.6.

       "CAPITAL ACCOUNT"--With respect to each Member, the capital account established and maintained on behalf of such Member pursuant to Section 5.3.

       "CAPITAL CONTRIBUTION"--With respect to each Member, the amount of capital contributed to the Fund pursuant to Section 5.1.

       "CERTIFICATE"--The Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

       "CLOSING DATE"--The first date on or as of which a person other than CSFB Alternative Capital, Inc. is admitted to the Fund as a Member.

       "CODE"--The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

       "CSFB ALTERNATIVE CAPITAL"--CSFB Alternative Capital, Inc., a Delaware corporation or any successor thereof.

       "DELAWARE ACT"--The Delaware Limited Liability Company Act, as amended from time to time, or any successor law.

       "DISTRIBUTOR"--Credit Suisse First Boston, LLC, or any person who may hereafter serve as the distributor of Units pursuant to a general distributor's agreement with the Fund.

       "FISCAL PERIOD"--The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

       1)     the last day of each Fiscal Year;

       2)     the last day of each Taxable Year;

       3) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

       4)     any day on which the Fund repurchases any Units of any Member; or

       5) any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of Units.

       "FISCAL YEAR"--March 31.

       "FORM N-2"--The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

       "INDEMNITEES"--Each Manager of the Fund and the directors, officers and employees of CSFB Alternative Capital.

       "INDEPENDENT MANAGERS"--Those Managers who are not "interested persons" of the Fund as such term is defined by the 1940 Act.

       "FUND"--The limited liability company governed hereby.

       "INITIAL MANAGER"--CSFB Alternative Capital, the person who directed the formation of the Fund and served as initial Manager.

       "INVESTMENT FUNDS"--Investment funds in which the Fund's assets are invested.

       "INVESTMENT MANAGERS"--The organizations that manage and direct the investment activities of Investment Funds or are retained to manage and invest designated portions of the Fund's assets.

       "MANAGER"--A person designated as a Manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of the Fund, and CSFB Alternative Capital as the Initial Manager.

       "MEMBER"--Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases all the Units of such person pursuant to Section 4.4 hereof or a substituted member or members are admitted with respect to any such person's Units as a member pursuant to Section 4.3 hereof; such term includes CSFB Alternative Capital, Inc. or an Affiliate of CSFB Alternative

Capital, Inc. to the extent CSFB Alternative Capital, Inc. (or such Affiliate) makes a capital contribution to the Fund and shall have been admitted to the Fund as a member.

       "NET ASSETS"--The total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units. The Net Assets of the Fund will be computed as of the close of business on the last day of each Fiscal Period. Other securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued based upon estimates made in good faith by the Board in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing Net Assets.

       "NET ASSET VALUE"--Net Assets divided by the number of Units outstanding at the applicable date. The initial Net Asset Value of a Unit, as of the closing of the initial sale of Units, shall be $100.

       "NET PROFIT OR NET LOSS"--The amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing Date).

       "1940 ACT"--The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

       "REGULATIONS"--Treasury Regulations promulgated under the Code.

       "SECURITIES"--Securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, commodity, any type of derivative instrument and financial instrument and any contract based on any index or group of securities, debt obligations, currencies, commodities, and any options thereon.

       "TAXABLE YEAR"--The period commencing on the Closing Date and ending on the next succeeding December 31, and thereafter each period commencing on January 1 of each year and ending on the immediately following December 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another taxable year for the Fund.

       "TRANSFER"--The assignment, transfer, sale, encumbrance, pledge, or other disposition of a Unit, including any right to receive any allocations and distributions attributable to such Unit.

       "UNITS"--The units of limited liability company interest, each representing an ownership interest in the Fund, including the rights and obligations of a Member under this Agreement and the Delaware Act. Upon the closing of the initial issuance of Units, one Unit shall be issued with respect to each $100 contributed to the capital of the Fund by a Member. Thereafter Units shall be issued at the Net Asset Value as of the date of issuance.

       "VALUATION DATE"--The date as of which the Fund values Units for purposes of determining the price at which Units are to be repurchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.4 hereof.

                 ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS

2.1    FORMATION OF LIMITED LIABILITY COMPANY

       The Fund has been formed as a limited liability company at the direction of the Initial Manager, which authorized the filing of the Certificate. Such formation and filing are hereby ratified by the execution of this Agreement. The Board shall cause the execution and filing in accordance with the Delaware Act of any amendment to the Certificate and shall cause the execution and filing with applicable governmental authorities of any other instruments, documents, and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or as such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

2.2    NAME

       The Fund's name shall be "CSFB Alternative Capital _________ Fund, LLC" or such other name as the Board may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3    PRINCIPAL AND REGISTERED OFFICE

       The Fund shall have its principal office at 11 Madison Avenue, 13th Floor, New York, New York 10010, or at such other place as may be designated from time to time by the Board.

       The Fund shall have its registered office in Delaware at PFPC Inc., 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 and shall have PFPC Inc. as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.

2.4    DURATION

       The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5    BUSINESS OF THE FUND

       (a) The business of the Fund is, either directly or indirectly, through one or more other pooled investment vehicles, to purchase, sell (including short sales), invest, and trade in Securities, on margin or otherwise, to engage in any financial or derivative transactions relating thereto or otherwise, and to invest, as a feeder fund, all of its assets directly or indirectly in a master fund as part of a master-feeder fund structure or in one or more other funds as a fund of funds. The Fund may execute, deliver, and perform all contracts, agreements, subscription documents, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out its objective or business.

       (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board. The Fund shall register its Units under the Securities Act of 1933.

       (c) In furtherance of the Fund's business, the Board shall have the authority to take the following actions, and to delegate such portion or all of such authority to such officers of the Fund as the Board may elect:

                     (1) To acquire or buy, and invest the Fund's property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities and investments of any kind including, but not limited to, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Fund in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in "when issued" and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Fund.

                     (2) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any of the Fund's property or any of the foregoing securities, instruments or investments; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

                     (3) To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Fund property, including without limitation the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

                     (4) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

                     (5) To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Fund property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; to lend all or any part of the Fund's property to

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                            other Persons; and to issue general unsecured or
                            other obligations of the Fund, and enter into indentures or agreements relating thereto.

                     (6) To aid, support or assist by further investment or other action any Person, any obligation of or interest which is included in the Fund's property or in the affairs of which the Fund has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

                     (7) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board shall deem proper.

                     (8) To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Agreement, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Agreement, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

2.6    BOARD OF MANAGERS

       (a) Prior to the Closing Date, the initial Member or Members may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers. By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of managers shall be fixed from time to time by the Board.

       (b) Each Manager shall serve on the Board for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 or Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board.

       (c) In the event that no Manager remains to continue the business of the Fund, CSFB Alternative Capital shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager

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              ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7    MEMBERS

       The Fund may offer Units for purchase by investors (including through exchange) in such manner and at such times as may be determined by the Board. Each subscription for Units is subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscription in the full amount of such subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute and deliver a Member Certification pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board may in its sole and absolute discretion reject any subscription for Units. The Board may, in its sole and absolute discretion, suspend the offering of the Units at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such Member.

2.8    INITIAL CONTRIBUTION

       The initial contribution of capital to the Fund by CSFB Alternative Capital shall be represented by Units, which Units shall have the same rights as other Units held by Members.

2.9    BOTH MANAGERS AND MEMBERS

       A Member may also be a Manager for purposes of the Delaware Act, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10   LIMITED LIABILITY

       Except as provided under the Delaware Act or the 1940 Act, a Member shall not be liable for the Fund's debts, obligations, and liabilities in any amount in excess of the capital account balance of such Member. Except as provided under the Delaware Act or the 1940 Act, a Manager shall not be liable for the Fund's debts, obligations or liabilities.

                             ARTICLE III: MANAGEMENT

3.1    MANAGEMENT AND CONTROL

       (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end Management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act. During any period in which the Fund shall have no Managers, CSFB Alternative Capital, as the initial Member, shall have the authority to manage the business and affairs of the Fund.

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       (b)    Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

       (c) The Board may delegate to any other person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board consistent with applicable law.

       (d) The Board shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Fund and containing such other provisions as they deem necessary, appropriate or desirable, and, subject to the voting powers of one or more Classes created pursuant to this section 3.1, to amend and repeal such By-Laws. Unless the By-Laws specifically require that Members authorize or approve the amendment or repeal of a particular provision of the By-Laws, any provision of the By-Laws may be amended or repealed by the Board without Member authorization or approval.

       (e) The Board shall have the full power and authority, without Member approval, to authorize one or more Classes of Units; Units of each such Class having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and as shall be set forth in a resolution adopted in accordance with the By-Laws.

3.2    ACTIONS BY THE BOARD OF MANAGERS

       (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in-person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

       (b) The Board may designate from time to time a Principal Manager who shall preside at all meetings of the Board. Meetings of the Board may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

3.3    MEETINGS OF MEMBERS

       (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding Units with an aggregate Net Asset Value of 25% or more of the aggregate Net Asset Value of all Units, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefore, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise

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              required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the aggregate Net Asset Value of all Units as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of the Members holding a majority, by aggregate Net Asset Value, of the Units present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

       (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member's Unit ownership as of the record date for such meeting. The Board shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

       (c) A Member may vote at any meeting of Members by a proxy, provided that such proxy is authorized to act by (i) a written instrument properly executed by the Member and filed with the Fund before or at the time of the meeting or (ii) such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4    CUSTODY OF THE FUND'S ASSETS

       The physical possession of all funds, Securities, or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5    OTHER ACTIVITIES OF MEMBERS AND MANAGERS

       (a) The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as the Managers may reasonably believe to be required to perform their obligations under this Agreement.

       (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquiring and disposing of Securities, providing of investment advisory or brokerage services, serving as directors, officers, employees, advisors, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to any such activities of any other Member or Manager, or in or to any profits derived therefrom.

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3.6    DUTY OF CARE

       (a) No Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager's services pursuant to any agreement, including this Agreement, between a Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of its services to the Fund.

       (b) Members not in breach of any obligation hereunder or under their Member Certifications shall be liable to the Fund, any other Member, or third parties only as provided under the Delaware Act.

3.7    INDEMNIFICATION

       (a)    To the fullest extent permitted by law, the Fund shall, subject to
              Section 3.7(b) hereof, indemnify each Manager of the Fund and the directors, officers and employees of CSFB Alternative Capital (the "Indemnitees") (including for this purpose his or her respective executors, heirs, assigns, successors, or other legal representatives), against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such Indemnitees may be or may have been involved as a party or otherwise, or with which such Indemnitees may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such Indemnitees, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such Indemnitees by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitees' offices. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this
              Section 3.7 to the fullest extent permitted by law.

       (b) Expenses so incurred by such Indemnitees, including but not limited to reasonable counsel fees and accounting and auditing expenses (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such Indemnitees to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such Indemnitees shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such Indemnitees against losses arising by reason of such Indemnitees' failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such Indemnitees ultimately will be entitled to indemnification.

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       (c)    As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that the Indemnitees are liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitees' offices, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Indemnitees acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such Indemnitees are not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitees' offices, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such Indemnitees against any liability to the Fund or its Members to which such Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitees' offices.

       (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any Indemnitees of any such amount if such Indemnitees subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitees' offices. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this
              Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

       (e) The Indemnitees may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such Indemnitees may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

       (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

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3.8    FEES, EXPENSES AND REIMBURSEMENT

       (a) The Board may cause the Fund to compensate each Manager who is not an "interested person" of the Fund (as defined in the 1940 Act), and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

       (b) The Fund shall bear all costs and expenses incurred in its business and operations. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

                     (1) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

                     (2) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable Federal and state laws;

                     (3) all costs and expenses associated with the organization and operation of separate Investment Funds managed by Investment Managers retained by the Fund;

                     (4) the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

                     (6) the fees and disbursements of the Fund's counsel, legal counsel to the Independent Managers, auditing and accounting expenses and fees and disbursements for independent accountants for the Fund, and other consultants and professionals engaged on behalf of the Fund;

                     (7) the fees payable to custodians and other persons providing administrative services to the Fund;

                     (8) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board or Indemnitees;

                     (9) all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to Members; and

                     (10) such other types of expenses as may be approved from time to time by the Board.

       (c) Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which CSFB Alternative Capital, or any Affiliate of CSFB Alternative Capital, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

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           ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS,
                            TRANSFERS AND REPURCHASES

4.1    TERMINATION OF STATUS OF A MANAGER

       The status of a Manager shall terminate if the Manager (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.2    REMOVAL OF THE MANAGERS

       Any Manager may be removed either (a) by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote or (b) with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3    TRANSFER OF UNITS OF MEMBERS

       (a) Units of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of such Member or (ii) with the written consent of the Board (which may be withheld in its sole discretion); provided, however, that the Board may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts, and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents, and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board may consent pursuant to the following sentence. The Board may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

       (b) The Board may not consent to a Transfer of Units of a Member unless: (i) the person to whom the Units are Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board believes is a "Eligible Investor" as described in the Fund's Form N-2; and (ii) all the Units of the Member are Transferred to a single transferee or, after the Transfer of less than all the Member's Units, the balance of the Capital Account of each of the transferee and transferor is not less than $50,000. Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board, the Board shall promptly take all necessary actions so that the transferee to whom such Units are transferred

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              is admitted to the Fund as a Member. Each Member effecting a
              Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

       (c) Each Member shall indemnify and hold harmless the Fund, the Managers, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and
              (ii) any misrepresentation by such Member in connection with any such Transfer.

4.4    REPURCHASE OF UNITS

       (a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to withdraw or tender to the Fund for repurchase of those Units. The Board from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Units pursuant to written tenders. However, the Fund shall not offer to repurchase Units on more than four occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Units pursuant to written tenders, the Board shall consider the following factors, among others:

                     (1) whether any Members have requested to tender Units to the Fund;

                     (2)    the liquidity of the Fund's assets;

                     (3) the investment plans and working capital requirements of the Fund;

                     (4) the relative economies of scale with respect to the size of the Fund;

                     (5)    the history of the Fund in repurchasing Units;

                     (6)    the economic condition of the securities markets;
                            and

                     (7) the anticipated tax consequences of any proposed repurchases of Units.

       The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms determined by the Board to be fair to the Fund and to all Members (including persons holding Units acquired from Members), as applicable.

       (b) A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance at least equal to $50,000. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained or to repurchase all of the tendering Member's Units. A Member who tenders for repurchase Units initially purchased within a period determined by the Board before such tender may, as determined by the Board, be required to pay an early repurchase charge of a percentage of the repurchase price for such Units, which charge will be withheld from the payment of the repurchase price.

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       (c)    The Board may cause the Fund to repurchase Units of a Member or any person acquiring Units from or through a Member in the event that the Board determines or has reason to believe that:

                     (1)    such Units have been transferred in violation of
                            Section 4.3 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

                     (2) ownership of such Units by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                     (3) continued ownership of such Units may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                     (4) such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

                     (5) any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

                     (6) it would be in the best interests of the Fund, as determined by the Board in its sole discretion, for the Fund to repurchase such Units.

       (d) Provided that the Board shall have made a determination to repurchase Units, Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (a "Valuation Date"). Units to be repurchased pursuant to subsection 4.4(c) shall be tendered by the affected Members, and payment for such Units shall be made by the Fund, at such times as the Fund shall set forth in its notice to the affected Members. Units being tendered by Members pursuant to subsection 4.4(a) shall be tendered by Members at least thirty (30) days prior to the applicable Valuation Date. The Fund shall pay the repurchase price for tendered Units approximately, but no earlier than, thirty (30) days after the applicable Valuation Date. The voting rights of Members as provided in this Agreement with respect to the tendered Units shall continue until such time as the Initial Payment (as defined below) of the repurchase price is paid under this subsection 4.4(d). Payment of the repurchase price for Units shall consist of cash in an amount equal to such percentage (generally expected to be 100% or 95%), as may be determined by the Board, of the estimated unaudited Net Asset Value of the Units repurchased by the Fund determined as of the Valuation Date relating to such Units (the "Initial Payment"). The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited Net Asset Value, the balance of such estimated Net Asset Value. The Fund shall pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective. Notwithstanding anything in the foregoing to the contrary, the Board, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the Valuation Date relating to such Units, equal to the amount to be repurchased.

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                               ARTICLE V: CAPITAL

5.1    CAPITAL CONTRIBUTIONS

       (a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.

       (b) Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole discretion, may determine from time to time.

       (c) Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, in-kind or in such manner and at such times as may be determined by the Board, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2    RIGHTS OF MEMBERS TO CAPITAL

       No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Units pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.7 hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3    CAPITAL ACCOUNTS

       (a) The Fund shall maintain a separate Capital Account for each Member. The Net Asset Value of each Member's Capital Account shall equal the aggregate Net Asset Value of such Member's Units.

       (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

       (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section
              5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 and 5.5 hereof.

       (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Units of such Member or distributions to such Member pursuant to Sections 4.4, 5.7 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 and
              5.5 hereof. Expenses with respect to any Fiscal Period shall be calculated and charged at the end of such Fiscal Period prior to giving effect to any repurchases to be made as of the end of such Fiscal Period.

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5.4    ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS

       As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Unit ownership for such Fiscal Period.

5.5    RESERVES

       Appropriate reserves may be created, accrued, and charged against Members' Capital Accounts (on a pro rata basis in accordance with the Net Asset Value of each Unit) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole discretion, deems necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole and absolute discretion, deems necessary or appropriate.

5.6    TAX ALLOCATIONS

       For each Taxable Year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Taxable Years (or relevant portions thereof). Allocations under this Section 5.6 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such provisions of the Code and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Regulations Section 1.704-1(b)(2)(ii)(d).

       Notwithstanding the preceding paragraph, in the event that the Fund repurchases a Member's Units, in whole or in part, the Board may, in its sole and absolute discretion, specially allocate items of Fund income and gain to that Member for tax purposes to reduce the amount, if any, by which that Member's repurchase price exceeds that Member's tax basis for its redeemed Units, or specially allocate items of Fund deduction and loss to that Member for tax purposes to reduce the amount, if any, by which that Member's tax basis for its redeemed Units exceeds that Member's repurchase price.

5.7    DISTRIBUTIONS

       The Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash or in kind at any time to any one or more of the Members.

5.8    WITHHOLDING

       (a) The Board may withhold from any distribution to a Member, or deduct from a Member's Capital Account, and pay over to the Internal Revenue Service (or any other relevant taxing authority) any taxes due in respect of such Member to the extent required by the Code or any other applicable law.

       (b) For purposes of this Agreement, any taxes so withheld or deducted by the Fund shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable or payable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

       (c) The Board shall not be obligated to apply for or obtain a reduction of or an exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a

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              Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, such Member shall furnish the Board with such information and forms as such Member may be required to complete in order to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund, the Board and each of the other Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                     ARTICLE VI: DISSOLUTION AND LIQUIDATION

6.1    DISSOLUTION

       The Fund shall be dissolved:

                     (1) upon the affirmative vote to dissolve the Fund by the Board;

                     (2) upon the failure of Members to elect successor Managers at a meeting called by CSFB Alternative Capital in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

                     (3)    as required by operation of law.

       Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of the 60-day period during which the Members may elect to continue the business of the Fund as provided in Section 2.6, but the Fund shall not terminate until the assets of the Fund have been liquidated, and the business and affairs of the Fund have been wound up, in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2    LIQUIDATION OF ASSETS

       (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board shall promptly appoint CSFB Alternative Capital as the liquidator and CSFB Alternative Capital shall liquidate the assets, and wind up the business and affairs of the Fund, except that if the Board does not appoint CSFB Alternative Capital as the liquidator or CSFB Alternative Capital is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate assets, and wind up the business and affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall be distributed in the following manner:

                     (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis in accordance with their respective amounts;

                     (2) such debts, liabilities, or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis in accordance with their respective amounts;

                     (3) CSFB Alternative Capital shall be paid next, to the extent of any balance in their account; and

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                     (4)    the Members shall next be paid on a pro rata basis
                            in accordance with the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

       (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (I) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

           ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

7.1    ACCOUNTING AND REPORTS

       (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

       (b) After the end of each Taxable Year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Units as is necessary for such Member to complete federal, state, and local income tax or information returns and any other tax information required by federal, state, or local law.

       (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this
              Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an audited annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with the Standards of the Public Company Accounting Oversite Board. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2    DETERMINATIONS BY THE BOARD OF MANAGERS

       (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
              Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board in its sole and absolute discretion unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

       (b) The Board in its sole and absolute discretion may make such adjustments to the computation of Net Profit or Net Loss or any components thereof as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocations thereof among the Members.

7.3    VALUATION OF ASSETS

       (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Investment Funds, Securities or other assets and liabilities of the Fund as of the close of business on the last day of each

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              Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data, or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

       (b) The Fund will value interests in Investment Funds at their "fair value," as determined in good faith by the Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.

       (c) The value of Securities and other assets of the Fund and the Net Asset Value of the Fund as a whole determined pursuant to this
              Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them in the absence of manifest error.

                     ARTICLE VIII: MISCELLANEOUS PROVISIONS

8.1    AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT

       (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

       (b)    Any amendment that would:

                     (1) increase the obligation of a Member to make any contribution to the capital of the Fund; or

                     (2) reduce the Capital Account of a Member; may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of its Units for repurchase by the Fund.

       (c) The power of the Board to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                     (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                     (2) amend this Agreement to effect compliance with any applicable law or regulation (other than with respect to the matters set forth in Section 8.1(a) hereof) or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

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                     (3)    amend this Agreement to make such changes as may be
                            necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

       (d) The Board shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2    SPECIAL POWER OF ATTORNEY

       (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

                     (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                     (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

                     (3) all such other instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

       (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each other Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

       (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and any liquidator of the Fund's assets and, as such:

                     (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, Board or liquidator shall have had notice thereof; and

                     (2) shall survive a Transfer by a Member of such Member's Units, except that where the Transferee thereof has been approved by the Board, this power-of-attorney given by the Transferor shall survive such Transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such Transfer.

8.3    NOTICES

       Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund or the Board, by hand delivery, registered, or certified mail return receipt requested, commercial courier service, telex, or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4    AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5    APPLICABILITY OF 1940 ACT AND FORM N-2

       The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Fund's Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Fund's Form N-2.

8.6    CHOICE OF LAW

       Notwithstanding the place where this Agreement or the Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7    NOT FOR BENEFIT OF CREDITORS

       The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, and the Fund. This Agreement is not intended for the benefit of creditors, in their capacity as such, and no rights are granted to creditors, in their capacity as such, under this Agreement.

8.8    CONSENTS

       Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9    MERGER AND CONSOLIDATION

       (a) The Fund may merge or consolidate with or into one or more limited liability companies or other business entities pursuant to an agreement of merger or consolidation that has been approved by the Board in the manner contemplated by Section 18-209(b) of the Delaware Act or may sell, lease or exchange all or substantially all of the Fund property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board.

       (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved by the Board in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company; provided, however, that no such merger or consolidation shall have the effect of amending this Agreement in a manner not permitted under Section 8.1.

8.10   PRONOUNS

       All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11   CONFIDENTIALITY

       (a) A Member may obtain from the Fund, for any purpose reasonably related to such Member's Units, such information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

       (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name and/or address whether business, residence, or mailing) of any other Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

       (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its owners, principals, partners, members, directors, officers, employees, agents assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates' owners, principals, partners, members, directors, officers, employees, agents, assigns, successors or legal representatives irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus the recovery of reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that the Fund determines that any of the Members or any of such Member's owners, principals, partners, members, directors, officers, employees, agents, assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates' owners, principals, partners, members, directors, officers, employees, agents, assigns, successors or legal representatives should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the Members agrees that the Fund may, at its own expense, pursue in a court of appropriate jurisdiction such injunctive relief.

8.12   CERTIFICATION OF NON-FOREIGN STATUS

       Except as the Board may otherwise determine, in its sole and absolute discretion, each Member or Transferee shall certify, upon admission to the Fund and at such other times thereafter as the Board may request, that such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code, with such certification to be made on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

8.13   SEVERABILITY

       If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provision of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14   FILING OF RETURNS

       The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15   TAX MATTERS PARTNER

       (a) A Manager who is a Member shall be designated on the Fund's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. CSFB Alternative Capital shall be the initial Tax Matters Partner of the Fund. In the event that no Manager is a Member, the Members shall designate a Member to be Tax Matters Partner in accordance with the procedures of Section 3.3 herein. Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board all of its rights, powers, and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge, and file any and all reports, responses, and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

       (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls Units on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice, demand, request or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state, or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement, or review shall be borne by the Fund.

8.16   SECTION 754 ELECTION

       In the event of a distribution of the Fund's property to a Member or an assignment or other transfer (including by reason of death) of Units of a Member in the Fund, at the request of a Member, the Board, in its sole and absolute discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund's property as provided by Sections 734 and 743 of the Code.

8.17   USE OF NAMES "CSFB" AND "CSFB ALTERNATIVE CAPITAL"

       Credit Suisse First Boston, LLC ("CSFB"), Credit Suisse Group ("CSG"), Credit Suisse ("CS") and CSFB Alternative Capital, Inc. each hereby grants to the Fund a royalty-free, non-exclusive license to use the names "CSFB", "CSG", "CS" and "CSFB Alternative Capital" respectively, in the name of the Fund. Such license may, at such time as neither CSFB Alternative Capital nor an Affiliate of CSFB Alternative Capital shall serve as an investment adviser to the Fund or CSFB Alternative Capital ___________ Fund, LLC, or upon termination of this Agreement, be terminated by CSFB and CSFB Alternative Capital, respectively, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "CSFB" and "CSFB Alternative Capital," as the case may be, in the name of the Fund or otherwise. The names "CSFB" and "CSFB Alternative Capital" may be used or licensed by CSFB or CSFB Alternative Capital, respectively, in connection with any of its activities, or licensed by CSFB or CSFB Alternative Capital, respectively, to any other party. Each of the undersigned acknowledges having read this Agreement in its entirety before signing, including the confidentiality clause set forth in Section 8.11.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

       MANAGER:


       By:


       ---------------------

       Name:
       Title:


       INITIAL MEMBER:

       CSFB ALTERNATIVE CAPITAL, INC.


       By:


       ---------------------

       Name:
       Title:


       MEMBERS:

       Each person who shall sign an investor application or certification and who shall be accepted by the Board to the Fund as a Member.

                       APPENDIX C: PERFORMANCE INFORMATION

       Appendix C presents past performance information for all private investment funds, unless otherwise noted, that the Adviser manages having substantially similar investment objectives, policies and strategies to each of the CSFB Alternative Capital Multi-Strategy Fund, LLC ("Multi-Strategy Fund") and the CSFB Alternative Capital Long/Short Equity Fund, LLC ("Long/Short Equity Fund") (each a "Composite" and together the "Composites").

       As described in the notes, the past performance of each Composite has been calculated net of fees and expenses. The total operating fees and expenses of a Composite may be lower than the total operating expenses of the Multi-Strategy Fund or Long/Short Equity Fund, in which case the Composite performance shown would have been lower had the total operating expense of the Multi-Strategy Fund or Long/Short Equity Fund been used to compute the comparable Composite performance.

       The Composite performances of the private funds are no guarantee of the future performance of the Multi-Strategy Fund or the Long/Short Equity Fund. Please note the following cautionary guidelines in reviewing this Appendix:

       - The Composite performance is not the performance of the Multi-Strategy Fund or the Long/Short Equity Fund and is not an indication of how the Multi-Strategy Fund or the Long/Short Equity Fund would have performed in the past or will perform in the future. Each of the Multi-Strategy Fund's and Long/Short Equity Fund's performances in the future will most likely be different from the applicable Composite performances of the private funds due to factors such as differences in the cash flows into and out of the private funds, different fees, expenses, performance calculation methods and portfolio sizes and composition. In particular, Composite performance is not necessarily an indication of how the Multi-Strategy Fund or Long/Short Equity Fund will perform, as the accounts comprising the Composites may not be subject to investment limitations, diversification requirements and other restrictions similar to those imposed on the Multi-Strategy Fund and the Long/Short Equity Fund by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have a negative impact on performance.

       - Performance of the private funds are averages for the periods shown. The information below shows monthly rates of return for the years indicated, but does not reflect the volatility that occurred within a given period.

       The following tables provide monthly rates of return for the years indicated.

             MULTI-STRATEGY FUND OF HEDGE FUNDS COMPOSITE (1)(2)(3)

MULTI-STRATEGY FUND OF HEDGE FUNDS COMPOSITE (NET)

         JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC      YTD
        -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
1998       --       --       --       --       --       --       --    -5.33%    0.73%    1.50%    0.86%    1.46%   -0.95%
1999    -1.03%   -0.14%   -0.34%    2.20%    0.13%    1.63%    0.81%    0.77%    0.63%    0.57%    2.48%    3.87%   12.10%
2000     0.98%    3.63%   -0.69%   -2.11%    0.19%    2.12%    1.14%    1.82%   -0.19%    0.26%    0.44%    1.26%    9.09%
2001     1.64%    1.17%    0.71%    0.24%    0.52%   -0.03%    0.32%    0.88%    0.16%    0.50%   -0.61%    0.80%    6.47%
2002     0.15%   -0.83%    0.05%    0.36%    0.55%    0.19%   -0.35%    0.29%    0.28%    0.03%    0.60%    0.92%    2.26%
2003     0.97%    0.63%    0.01%    1.01%    1.82%    0.65%    0.02%    0.78%    1.18%    0.63%    0.13%    1.52%    9.75%
2004     0.83%    1.11%    0.72%   -0.53%   -0.85%   -0.10%   -0.10%    0.13%    0.47%    0.79%    2.07%    1.09%    5.75%
2005     0.04%    1.29%   -0.61%   -0.74%                                                                           -0.03%

MULTI-STRATEGY FUND OF HEDGE FUNDS COMPOSITE (GROSS)

         JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC      YTD
        -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
1998       --       --       --       --       --       --       --    -5.26%    0.82%    1.59%    0.94%    1.55%   -0.53%
1999    -0.95%   -0.06%   -0.26%    2.29%    0.21%    1.88%    0.98%    0.94%    0.79%    0.72%    2.84%    4.36%   14.50%
2000     1.16%    4.08%   -0.68%   -2.24%    0.30%    2.42%    1.33%    2.11%   -0.13%    0.38%    0.57%    1.48%   11.17%
2001     1.90%    1.38%    0.87%    0.36%    0.67%    0.05%    0.44%    1.06%    0.25%    0.64%   -0.57%    0.95%    8.27%
2002     0.24%   -0.83%    0.13%    0.48%    0.69%    0.29%   -0.29%    0.40%    0.41%    0.12%    0.74%    1.10%    3.53%
2003     1.18%    0.77%    0.10%    1.21%    2.10%    0.81%    0.13%    0.97%    1.42%    0.81%    0.24%    1.78%   12.14%
2004     1.00%    1.31%    0.90%   -0.47%   -0.81%   -0.02%    0.00%    0.22%    0.57%    0.94%    2.34%    1.27%    7.46%
2005     0.12%    1.51%   -0.58%   -0.67%                                                                            0.36%

NOTES:

  (1) The Composite results are monthly asset-weighted rates of return and have been presented both net and gross of investment advisory fees and performance fees. Performance fees are accrued only when high water marks are obtained. For each portfolio in the composite, net of fee rates of return are calculated by taking the actual quarterly advisory fee as a percentage of the account's prior month-end market value. Performance fees are accrued monthly and paid annually.

  (2) The funds of Hedge Funds comprising the Multi-Strategy Fund of Hedge Funds composite are absolute return products and do not have benchmarks.

  (3) The Composite performance is not the performance of the Multi-Strategy Fund and is not an indication of how the Multi-Strategy Fund would have performed in the past or will perform in the future.

            LONG/SHORT EQUITY FUND OF HEDGE FUNDS COMPOSITE (1)(2)(3)

LONG/SHORT EQUITY FUND OF HEDGE FUNDS COMPOSITE (NET)

         JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC      YTD
        -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
1994       --       --       --       --       --       --       --       --       --    -0.50%   -0.76%    0.68%   -0.60%
1995    -0.12%    0.24%    1.07%    2.08%    1.94%    2.27%    1.95%    2.00%    1.24%   -0.48%    1.38%    1.45%   16.05%
1996     2.12%    0.17%    0.68%    2.51%    1.35%    0.44%   -1.65%    1.53%    1.55%    2.29%    2.70%    0.99%   15.60%
1997     4.46%    1.49%   -0.83%    1.02%    2.31%    2.11%    7.31%    0.71%    4.29%   -1.06%   -0.76%    2.55%   25.92%
1998    -2.29%    3.77%    4.45%    0.83%   -0.18%    0.28%    0.12%   -7.34%   -1.01%   -4.36%    1.75%    3.42%   -1.21%
1999     2.87%   -1.32%    3.23%    4.53%   -0.72%    7.35%    0.88%    0.67%    0.60%    1.01%    4.69%    6.65%   34.50%
2000     0.02%    3.89%    0.21%   -1.73%   -0.49%    1.35%    0.55%    1.78%   -0.43%   -0.23%   -0.41%    1.08%    5.63%
2001     0.56%    0.42%   -0.31%    0.24%    0.81%    0.14%   -0.10%    0.07%   -1.27%    0.13%    0.59%    0.92%    2.21%
2002    -0.05%   -0.31%    0.30%    0.06%    0.04%   -1.48%   -1.70%    0.08%   -0.62%   -0.49%    0.53%   -0.13%   -3.74%
2003     0.17%   -0.39%   -0.05%    1.30%    1.96%    0.65%    0.70%    0.93%    0.29%    1.04%    0.66%    1.31%    8.88%
2004     1.26%    1.03%    0.24%   -0.75%   -0.82%    0.21%   -1.82%    0.03%    1.10%    0.54%    2.38%    1.92%    5.37%
2005    -0.11%    1.12%   -1.46%   -0.83%                                                                           -1.29%

LONG/SHORT EQUITY FUND OF HEDGE FUNDS COMPOSITE (GROSS)

         JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC      YTD
        -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
1994       --       --       --       --       --       --       --       --       --    -0.50%   -0.76%    0.68%   -0.60%
1995     0.03%    0.45%    1.26%    2.28%    2.10%    2.52%    2.22%    2.24%    1.42%   -0.43%    1.58%    1.59%   18.65%
1996     2.45%    0.37%    0.85%    2.72%    1.53%    0.54%   -1.63%    1.73%    1.71%    2.48%    3.10%    1.19%   18.35%
1997     5.05%    1.75%   -0.82%    1.20%    2.66%    2.44%    8.22%    0.89%    4.87%   -1.07%   -0.75%    2.93%   30.56%
1998    -2.19%    3.86%    4.54%    0.93%   -0.08%    0.38%    0.22%   -7.23%   -0.91%   -4.25%    1.85%    3.52%   -0.02%
1999     3.28%   -1.36%    3.60%    5.15%   -0.70%    8.26%    1.08%    0.97%    0.85%    1.17%    5.51%    7.53%   40.96%
2000     0.13%    4.39%    0.32%   -1.76%   -0.39%    1.58%    0.72%    2.07%   -0.36%   -0.11%   -0.32%    1.29%    7.67%
2001     0.74%    0.58%   -0.18%    0.37%    0.98%    0.25%    0.02%    0.19%   -1.24%    0.26%    0.71%    1.09%    3.81%
2002     0.06%   -0.22%    0.43%    0.18%    0.16%   -1.42%   -1.59%    0.19%   -0.50%   -0.40%    0.64%    0.00%   -2.46%
2003     0.33%   -0.30%    0.08%    1.44%    2.07%    0.79%    0.83%    1.09%    0.42%    1.20%    0.81%    1.53%   10.74%
2004     1.46%    1.20%    0.35%   -0.69%   -0.74%    0.34%   -1.81%    0.14%    1.25%    0.70%    2.65%    2.16%    7.15%
2005    -0.02%    1.29%   -1.41%   -0.74%                                                                           -0.90%

NOTES:

  (1) The Composite results are monthly asset-weighted rates of return and have been presented both net and gross of investment advisory fees and performance fees. Performance fees are accrued only when high water marks are obtained. For each portfolio in the composite, net of fee rates of return are calculated by taking the actual quarterly advisory fee as a percentage of the account's prior month-end market value. Performance fees are accrued monthly and paid annually.

  (2) The funds of Hedge Funds comprising the Long/Short Equity Fund of Hedge Funds composite are absolute return products and do not have benchmarks.

  (3) The Composite performance is not the performance of the Long/Short Equity Fund and is not an indication of how the Long/Short Equity Fund would have performed in the past or will perform in the future.

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                CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY FUND, LLC
                 CSFB ALTERNATIVE CAPITAL EVENT DRIVEN FUND, LLC
              CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY FUND, LLC
                CSFB ALTERNATIVE CAPITAL RELATIVE VALUE FUND, LLC
               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC

            EACH ISSUING UNITS OF LIMITED LIABILITY COMPANY INTERESTS


                                   PROSPECTUS

                                  April 1, 2005

                          As supplemented, July 5, 2005


[CREDIT SUISSE FIRST BOSTON LOGO]

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                       STATEMENT OF ADDITIONAL INFORMATION
                                  APRIL 1, 2005
                          AS SUPPLEMENTED JULY 5, 2005

                CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY FUND, LLC
                 CSFB ALTERNATIVE CAPITAL EVENT DRIVEN FUND, LLC
              CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY FUND, LLC
                CSFB ALTERNATIVE CAPITAL RELATIVE VALUE FUND, LLC
               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC

                   11 MADISON AVENUE, NEW YORK, NEW YORK 10010

                   Registrant's Telephone Number: 877-435-5264

     This combined Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the combined Prospectus of CSFB Alternative Capital Multi-Strategy Fund, LLC, CSFB Alternative Capital Event Driven Fund, LLC, CSFB Alternative Capital Long/Short Equity Fund, LLC, CSFB Alternative Capital Relative Value Fund, LLC and CSFB Alternative Capital Tactical Trading Fund, LLC (each a "Fund") dated April 1, 2005, as supplemented July 5, 2005. A copy of the Prospectus may be obtained by contacting a Fund at the telephone number or address set forth above.

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                                TABLE OF CONTENTS
                       STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT POLICIES AND PRACTICES                                             1
   Fundamental Policies                                                       1
   Certain Portfolio Securities and Other Operating Policies                  2
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS                     7
   Tender Offers                                                              7
   Mandatory Redemptions                                                      7
   Transfers of Units                                                         7
BOARD OF MANAGERS                                                             8
INVESTMENT ADVISORY SERVICES                                                 11
   The Adviser                                                               11
INVESTMENT COMMITTEE                                                         14
   Compensation                                                              15
   Ownership                                                                 15
THE FUNDS' AND MASTER FUNDS' EXPENSES                                        15
CODE OF ETHICS                                                               16
VOTING OF PROXIES                                                            17
PARTICIPATION IN INVESTMENT OPPORTUNITIES                                    17
OTHER MATTERS                                                                18
   Reorganization of Private Funds                                           18
TAX ASPECTS                                                                  18
   Tax Treatment of Fund Operations                                          19
   Tax Consequences to a Withdrawing Member                                  22
   Tax Treatment of Portfolio Investments                                    23
   Foreign Taxes                                                             25
   Unrelated Business Taxable Income                                         25
   Certain Issues Pertaining to Specific Exempt Organizations                26
   State and Local Taxation                                                  27
ERISA CONSIDERATIONS                                                         28
BROKERAGE                                                                    29
VALUATION OF ASSETS                                                          29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL              32
CUSTODIAN                                                                    32
CONTROL PERSONS                                                              32
SUMMARY OF LLC AGREEMENT                                                     32
FUND ADVERTISING AND SALES MATERIAL                                          33
FINANCIAL STATEMENTS                                                         33
APPENDIX A: WAIVERS OF SALES LOAD                                            38

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                        INVESTMENT POLICIES AND PRACTICES

     The investment objective and principal investment strategies of CSFB Alternative Capital Multi-Strategy Fund, LLC (the "Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Fund, LLC (the "Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Fund, LLC (the "Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Fund, LLC (the "Relative Value Fund") and CSFB Alternative Capital Tactical Trading Fund, LLC (the "Tactical Trading Fund") (each singly, a "Fund" and collectively, the "Funds") are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of CSFB Alternative Capital Multi-Strategy Master Fund, LLC (the "Multi-Strategy Master Fund"), CSFB Alternative Capital Event Driven Master Fund, LLC (the "Event Driven Master Fund"), CSFB Alternative Capital Long/Short Equity Master Fund, LLC (the "Long/Short Equity Master Fund"), CSFB Alternative Capital Relative Value Master Fund, LLC (the "Relative Value Master Fund") and CSFB Alternative Capital Tactical Trading Master Fund, LLC (the "Tactical Trading Master Fund") (each singly, a "Master Fund" and collectively, the "Master Funds").

     As described in the Prospectus, each Fund seeks to achieve its objective by investing substantially all of its investable assets in a corresponding Master Fund. The Multi-Strategy Fund, which currently invests solely in a corresponding Master Fund, may in the future invest substantially all of its investable assets in a combination of some or all of the Master Funds if Securities and Exchange Commission ("SEC") exemptive relief from certain prohibitions is obtained. There can be no assurance, however, that such relief will be granted. Certain additional investment information is set forth below.

                              FUNDAMENTAL POLICIES

     Each Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of such Fund (the "Units"), are listed below. Each Master Fund has substantially the same fundamental investment restrictions as the Fund. Such restrictions cannot be changed without the approval of a majority of the outstanding voting securities of a Master Fund. Within the limits of these fundamental policies, the Funds' management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. Each Fund will not concentrate (I.E., invest more than 25% of its total assets) in a particular industry or group of industries. Each Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders or other guidance provided by the SEC or its staff:

        1. Borrow money;

        2. Issue senior securities;

        3. Underwrite securities issued by other persons;

        4. Purchase or sell real estate and real estate mortgage loans;

        5. Purchase or sell commodities or commodity contracts including futures contracts; or

        6. Make loans to other persons.

     With respect to these investment restrictions and other policies described in this Statement of Additional Information ("SAI") or the Prospectus (except the Funds' fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Each Fund's investment policies and restrictions do not apply to the activities and transactions of Hedge Funds (as defined herein) in which assets of a Fund are invested through a Master Fund, but will apply to investments made by a Fund directly (or any account consisting solely of the Fund's assets).

     The Funds' and the Master Funds' investment objectives are non-fundamental and may be changed by each Fund's Board of Managers (for each Fund, collectively referred to as the "Board") and each Master Fund's Board of Managers (for each Master Fund, collectively referred to as the "Master Fund Board").

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            CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

     As discussed in the Prospectus, the Master Funds will invest by allocating capital among a number of independent investment managers ("Hedge Fund Managers") through pooled vehicles including, but not limited to, trusts, limited liability companies and limited partnerships (collectively, the "Hedge Funds") which employ various investment strategies. Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below.

     EQUITY SECURITIES. The investment portfolios of Hedge Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of such equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

     Generally, Hedge Fund Managers may invest in equity securities without restriction. These investments may include securities issued by companies having relatively small capitalizations, including "micro cap" companies. The prices of the securities of smaller companies may be more volatile than the security prices of larger, more established companies. Such securities are often subject to risks that may not exist or may be less pronounced in the securities of larger companies.

     FIXED-INCOME SECURITIES. Hedge Fund Managers may trade both investment grade and non-investment grade fixed-income securities. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. Investment grade fixed-income securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality. Fixed-income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

     Fixed-income investors are subject to the risk that the issuer of such securities may be unable or unwilling to meet its principal and/or interest payment obligations. They may also experience security price volatility due to factors such as interest rate and/or credit spread fluctuations, changes in the perceived creditworthiness of the issuer and varying levels of market liquidity. Certain fixed-income securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and may subject investors to significant yield reductions and/or a loss of principal.

     Non-investment grade fixed-income securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer's capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

     NON-U.S. SECURITIES. Hedge Funds may invest in equity and fixed income securities of non-U.S. issuers and in depositary receipts such as ADRs and GDRs that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities may be listed on non-U.S. securities exchanges or traded on non-U.S. over the counter markets. Additionally, they may be purchased in private placements and may not be publicly traded. Investments in non-U.S. securities may be affected by risk factors that either do not exist or are less significant in U.S. securities. These factors are listed in the Prospectus under "Risk Factors -- Principal Risk Factors Relating to Hedge Funds -- Non-U.S. Securities."

     As a general matter, Hedge Fund Managers are not required to hedge against foreign currency exposure in their portfolios. Consequently, exchange rate fluctuations may cause a Hedge Fund to suffer losses on foreign currency denominated securities even though such securities may have appreciated when valued in their base currencies. A Hedge Fund may from time to time enter into forward currency exchange contracts ("forward contracts") either for hedging purposes or to pursue its investment objective. Such contracts create an obligation to purchase or sell a specified currency at a future date at a specified price. When used for hedging purposes, forward contracts allow a Hedge Fund Manager to insulate a Hedge Fund from currency exchange rate volatility risks that may arise from an existing or a planned non-U.S. security portfolio position. There can be no assurance, however, that forward contracts provide an adequate or appropriate hedge when used in this manner. Hedge Fund Managers may also use forward contracts as speculative trading instruments in situations such as where they anticipate changes in currency exchange rates.

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     Hedge Fund Managers may invest in American Depositary Receipts ("ADRs"),
Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the security into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and traded in U.S. securities markets and GDRs, in bearer form, are denominated in other currencies and are traded in foreign securities markets. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and therefore, there may be less information available regarding such investments. Additionally, ADRs and GDRs may expose Hedge Funds to currency exchange rate volatility.

     MONEY MARKET INSTRUMENTS. For defensive purposes during periods of adverse market or economic conditions, the Master Funds and/or the Hedge Funds may invest some or all of their assets in cash or cash equivalents, such as money market instruments and other short term obligations, at the discretion of CSFB Alternative Capital, Inc. (the "Adviser") and/or the Hedge Fund Managers, respectively. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

     REPURCHASE AGREEMENTS. Repurchase agreements involve the sale of a security by a Master Fund or a Hedge Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the counterparty to a repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Master Fund or a Hedge Fund. Repurchase agreements may also increase a Master Fund's or a Hedge Fund's level of leverage.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements under which a Master Fund or a Hedge Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Master Fund or the Hedge Fund at a higher price on a specified future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, a Master Fund or a Hedge Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, a Master Fund or a Hedge Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and such repurchase agreements therefore may involve greater risks. The Master Funds have adopted specific policies designed to minimize certain of the risks of loss from their use of reverse repurchase agreements.

     SPECULATIVE AND HEDGING INVESTMENT TECHNIQUES. Hedge Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques that Hedge Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not function as anticipated and that a Hedge Fund may suffer losses as a result of its hedging activities.

     SHORT SELLING. Hedge Funds may engage in short selling. Short selling involves selling securities, which may or may not be owned by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

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     USE OF LEVERAGE. Hedge Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, entering into total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more that leverage is employed by a Hedge Fund, the more likely it is that a substantial change will occur, either up or down, in the value of an investment in that Hedge Fund. Because of the comparatively small intrinsic profits in relative value positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

     DERIVATIVES. Hedge Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives may be volatile and involve a variety of types and degrees of risk. Derivatives permit Hedge Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on a Hedge Fund's performance.

     If a Hedge Fund invests in derivatives at an inopportune time or its manager judges market conditions incorrectly, such an investment may lower the Hedge Fund's return or result in a loss. A Hedge Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Hedge Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

     OPTIONS AND FUTURES. Hedge Funds may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Hedge Funds may include options on baskets of specific securities.

     Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes a Hedge Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds need not be covered.

     A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Hedge Fund could exercise the option should it deem it advantageous to do so.

     Synthetic option transactions involve the use of two financial instruments that, together, replicate the economic characteristics of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the potential addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

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     Hedge Funds may trade in derivatives that are subject to regulation by the
Commodity Futures Trading Commission (the "CFTC"). Each Fund and each Master Fund have claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore are not subject to regulation or registration as a CPO.

     Hedge Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading or arbitrage opportunities not available in the United States. Investments in foreign markets, however, may pose greater risks than investments in domestic markets. For example, some foreign exchanges are principal markets in which no common clearing facility exists, and an investor may look only to its broker counterparty to buy or sell a security traded on such an exchange. In addition, any profits that might be realized in trading could be eliminated by adverse currency exchange rate movements. Similarly, such adverse exchange rate movements could result in a loss. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in futures transactions involves risk of loss, which could adversely affect the value of a Hedge Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund to substantial losses.

     Successful use of futures is also subject to a Hedge Fund Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent that the transaction is entered into for hedging purposes, to determine the correlation between the instrument being hedged and the futures contract.

     Some or all of the Hedge Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the stock at the opening of trading on the next business day.

     Some or all of the Hedge Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Some or all of the Hedge Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a currency on a future date at a specified price.

     OPTIONS ON SECURITIES INDICES. Some or all of the Hedge Funds may purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indices will be subject to the Hedge Fund's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights associated with the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

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     SWAP AGREEMENTS. Hedge Funds may enter into equity, interest rate and index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). If the counterparty to a swap defaults, a Hedge Fund's risk of loss typically consists of the net amount of payments that it contractually is entitled to receive.

     To achieve investment returns equivalent to those that are achieved by a Hedge Fund in which a Master Fund cannot invest directly, perhaps because of the Hedge Fund's minimum investment size requirements or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

     LENDING PORTFOLIO SECURITIES. A Hedge Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enables the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund typically will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

     WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, a Hedge Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund enters into the commitment, but the Hedge Fund does not make payment until it receives delivery from the counterparty. After a Hedge Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

     Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, I.E., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose a Hedge Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund is fully or almost fully invested increases such Hedge Fund's leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund may incur a loss.

            REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS

                                  TENDER OFFERS

     As discussed in the Prospectus, offers to repurchase Units will be made by each Fund at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law. In determining whether a Fund should repurchase Units from members of a Fund (the "Members") pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus.

     The Board will cause a Fund to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to Members or persons holding Units acquired from Members. When the Board determines that a Fund will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such a tender offer. Members who are deciding whether to tender their Units during the period that a tender offer is open may ascertain an estimated net asset value of their Units from the Fund. If a tender offer is oversubscribed by Members, a Fund will repurchase only a pro-rata portion of the Units tendered by each Member.

     Each Fund's assets consist primarily of its interest in a corresponding Master Fund, or in the case of the Multi-Strategy Fund, potentially multiple Master Funds. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, a Fund may find it necessary to liquidate all or a portion of its interests in its Master Fund(s). Because interests in a Master Fund may not be transferred, a Fund may withdraw a portion of its interests in such a Master Fund only pursuant to tender offers by the Master Fund. A Fund will not conduct a tender offer for Units unless a Master Fund in which it is invested simultaneously conducts a tender offer for its respective Master Fund interests.

     Payment for repurchased Units may require a Fund to liquidate a portion of its interest in a Master Fund in which it is invested, which may, in turn, be required to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate such holdings, which may result in losses, and may increase the Master Fund's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Master Fund Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

                              MANDATORY REDEMPTIONS

     As noted in the Prospectus, each Fund has the right to repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances. Such mandatory repurchases may be made if:

     - Units have been transferred in violation of certain provisions of the Funds' LLC Agreements or such Units have vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or incompetency of a Member;

     - Ownership of Units by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     - Continued ownership of such Units may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

     - Such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of
        Section 7704 of the Code and Treasury Regulations thereunder.

      - Any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

     - It would be in the best interest of a Fund as determined by the Board in its sole discretion to repurchase such Units.

                               TRANSFERS OF UNITS

     No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member; or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain transfers to affiliates, gifts and contributions to family partnerships); (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children); or

(iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with Fund counsel to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to a Fund of any proposed transfer must include evidence satisfactory to such Fund that the proposed transferee meets any requirements imposed by the Funds with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member's Units, is at least equal to a Fund's minimum investment requirements.

     Any transferee meeting a Fund's eligibility requirements that acquires Units in such Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers Units with the approval of the Board, a Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and independent registered public accounting firm's fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, a Fund reserves the right to redeem its Units. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void.

     Each LLC Agreement provides, in part, that each Member has agreed to indemnify and hold harmless such Fund, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

     The Board and the Master Fund Board provide broad oversight over the operations and affairs of each Fund and Master Fund, respectively, and have overall responsibility to manage and control the business affairs of the Funds and he Master Funds, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds' and the Master Funds' businesses, respectively. The Board and the Master Fund Board exercise the same powers, authority and responsibilities on behalf of a Fund and a Master Fund, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

     The Managers of the Board and the Master Fund Board are not required to contribute to the capital of a Fund or the Master Fund or to hold Units of a Fund or an interest in the Master Fund. A majority of the Managers of the Board and the Master Fund Board are persons who are not "interested persons" (as defined in the 1940 Act) of a Fund and a Master Fund, respectively (collectively, the "Independent Managers"). The Independent Managers perform the same functions for a Fund and a Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

     The identity of the Managers and officers of the Funds and the Master Funds and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager who is deemed to be an "interested person" of a Fund and the Master Fund, as defined in the 1940 Act (an "Interested Manager"), is indicated by an asterisk. The address of each person listed below is 11 Madison Avenue, New York, New York 10010.

                                    MANAGERS

                                                                                        NUMBER OF
                           POSITION(S)                                                 PORTFOLIOS
                            WITH THE       TERM OF                                      IN FUND
                            FUNDS AND    OFFICE AND       PRINCIPAL OCCUPATION(S)       COMPLEX
                           THE MASTER   LENGTH(1) OF              DURING               OVERSEEN BY         OTHER DIRECTORSHIPS
NAME AND AGE                  FUNDS      TIME SERVED          PAST FIVE YEARS            MANAGER             HELD BY MANAGER
------------------------  ------------  ------------  -------------------------------  -----------  -------------------------------
Karin B. Bonding (66)     Manager       Since         President, Capital Markets            15      Industry & External Relations
                                        March 2005    Institute, Inc. (since 1995);                 Advisory Board Member,
                                                      Faculty Member and Lecturer,                  Department of Mechanical and
                                                      University of Virginia (since                 Aerospace Engineering,
                                                      1995); Visiting Professor,                    University of Virginia
                                                      China Europe International
                                                      Business School (Shanghai,
                                                      China) (1999, 2002, 2003) and
                                                      The Institute of Industrial
                                                      Policy Studies (Seoul, Korea)
                                                      (2001).

Philip B. Chenok (69)     Manager        Since        Professor of Accountancy,             15
                                         March 2005   Berkeley College (since 2002);
                                                      Adjunct Professor of
                                                      Accountancy, New York
                                                      University, Stern School of
                                                      Business (1995-2001); President
                                                      and CEO, American Institute of
                                                      Certified Public Accountants
                                                      (1980-1995).

Charles A. Hurty (62)     Manager       Since         Manager and Audit Committee           15      Manager and Audit Committee
                                        March 2005    Chairman, GMAM Absolute Return                Chairman, GMAM Absolute Return
                                                      Strategies Fund (registered                   Strategies; Director and Audit
                                                      investment company) (since                    Committee Chairman, Citigroup
                                                      2002); Director and Audit                     Alternative Investments
                                                      Committee Chairman, Citigroup                 Multi-Adviser Hedge Fund
                                                      Alternative Investments                       Portfolios LLC
                                                      Multi-Adviser Hedge Fund
                                                      Portfolios LLC (registered
                                                      investment company) (since
                                                      2002); Independent Business
                                                      Consultant (since 2001);
                                                      Partner, KPMG LLP (accounting
                                                      firm) (1993-2001; with KPMG LLP
                                                      since 1978).

James H. Vos* (42)(2)     Manager,      Since         Managing Director, CSFB               15      None
                          President,    March 2005    Alternative Capital, Inc.
                          and Chairman                (since 2004); Managing
                                                      Director, Credit Suisse
                                                      First Boston LLC (since
                                                      2002; with Credit Suisse
                                                      First Boston LLC since
                                                      1985).

----------
(1) Each Manager serves until retirement, resignation or removal from the Board and the Master Fund Board. Managers may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(2)  Mr. Vos is an Interested Manager because he is an employee of the Adviser.

                     PRINCIPAL OFFICERS WHO ARE NOT MANAGERS

                         POSITION(S) WITH
                         THE FUNDS AND THE    LENGTH OF              PRINCIPAL OCCUPATION(5)
NAME AND AGE               MASTER FUNDS     TIME SERVED(1)           DURING PAST FIVE YEARS
-----------------------  -----------------  --------------  ---------------------------------------------
Edward Poletti (42)      Chief Financial    Since           Managing Director, Credit Suisse First Boston
                         Officer and        March 2005      LLC (since 2000); Senior Vice President,
                         Treasurer                          Donaldson, Lufkin & Jenrette (1993-2000).

Louise Guarneri (50)     Chief              Since           Director, Credit Suisse First Boston LLC
                         Compliance         June 2005       (since 2001); Senior Vice President and
                         Officer                            Associate Director, Donaldson, Lufkin &
                                                            Jenrette (1982-2000).

Stacie Yates (35)        Secretary          Since           Vice President and Counsel, Credit Suisse
                                            March 2005      First Boston LLC (since 2004); Associate,
                                                            Kramer Levin Naftalis & Frankel LLP
                                                            (2000-2004).

Mario Indelicato (31)    Assistant          Since           Vice President and Counsel, Credit Suisse
                         Secretary          March 2005      First Boston LLC (since 2004); Associate,
                                                            Hughes Hubbard & Reed LLP (1998-2004).

----------
(1) Each officer of the Funds serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

                             MANAGER COMPENSATION(1)

                                       AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM THE
      NAME                                 FROM EACH FUND      FUNDS AND THE FUND COMPLEX(2)
      ----                             ----------------------  -----------------------------
      Karin B. Bonding                        $  4,800                  $  24,000
      Philip B. Chenok                        $  4,800                  $  24,000
      Charles A. Hurty                        $  4,800                  $  24,000
      James H. Vos                            $      0                  $       0

----------
(1) Information provided in this table is based upon estimated payments to the Managers for the Funds' initial fiscal year ending March 31, 2006.

(2) The Fund Complex is comprised of fifteen closed-end registered investment companies, including the Funds and the Master Funds.

     As of March 31, 2005, no Manager or officer of the Funds owned any Units of a Fund.

     Each Independent Manager receives, in the aggregate, a retainer fee at the annual rate of $15,000 and meeting attendance fees of $1,250 for each combined meeting of the Board and the Master Fund Board that he or she attends. Each Committee member is compensated $250 per Committee meeting that he or she attends. These fees are allocated among the Funds, the Master Funds and the other registered investment companies that are feeder funds to the Master Funds (the "Fund Complex") based on a formula that takes into account, among other factors, the relative net assets of each fund in the Fund Complex. Independent Managers are reimbursed by the Funds and the Master Funds for their travel expenses related to Board and the Master Fund Board meetings. The Managers do not receive any pension or retirement benefits from the Funds or the Master Funds. The officers of the Funds do not receive any additional compensation from the Funds or the Master Funds.

     The Board and the Master Fund Board have formed an Audit Committee composed of Karin B. Bonding, Philip B. Chenok, Charles A. Hurty and James H. Vos. The functions of the Audit Committee are: (1) to oversee a Fund's and a Master Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of a Fund's or a Master Fund's service providers;
(2) to oversee the quality and objectivity of a Fund's or a Master Fund's financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between a Fund's or a Master Fund's independent registered public accounting firm and the Board or the Master Fund Board. The Chairman of the Audit Committee, Charles A. Hurty, receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Audit Committee of the Funds has not met.

     The Board and the Master Fund Board have formed a Nominating Committee composed of Karin B. Bonding, Philip B. Chenok, Charles A. Hurty and
James H. Vos. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Managers and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board and the Master Fund Board. Currently, the Nominating Committee does not consider nominees recommended by Members. As of the date of this SAI, the Nominating Committee of the Funds has not met.

     The Board and the Master Fund Board have formed a Compensation Committee composed of Karin B. Bonding, Philip B. Chenok, Charles A. Hurty and
James H. Vos. The Compensation Committee is responsible for determining Independent Manager compensation and undertaking such other duties as shall be required of the Compensation Committee from time to time by the Board and the Master Fund Board. As of the date of this SAI, the Compensation Committee of the Funds has not met.

     The Board and the Master Fund Board have formed a Pricing and Valuation Committee composed of Karin B. Bonding, Philip B. Chenok, Charles A. Hurty, James H. Vos and certain employees of the Adviser appointed by the Chairman who are not voting members. The Pricing and Valuation Committee is responsible for:
(i) periodically reviewing a Fund's or a Master Fund's procedures for valuing securities, and making any recommendations to a Fund or a Master Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board and the Master Fund Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board and the Master Fund Board simultaneously). The Chairman of the Pricing and Valuation Committee, James H. Vos, receives no compensation from the Fund Complex in connection with serving in such position. As of the date of this SAI, the Pricing and Valuation Committee of the Funds has not met.

                          INVESTMENT ADVISORY SERVICES

                                   THE ADVISER

     Pursuant to the terms of an investment advisory agreement entered into between each Master Fund and the Adviser dated as of March 28, 2005 (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising a Master Fund's continuous investment program in a manner consistent with the investment objective and policies of the Master Fund, and in connection therewith shall regularly provide investment advice and recommendations to each Master Fund with respect to its investments, investment policies and purchases and sales of securities and shall arrange for the purchase and sale of such securities. The Board also considered and approved an investment advisory agreement entered into between the Multi-Strategy Fund and the Adviser in connection with the possible exemptive relief from the SEC, as mentioned previously. For purposes of this section, "Investment Advisory Services", reference to the Advisory Agreement includes the Multi-Strategy Fund's advisory agreement and reference to the Master Fund Board includes the Board with respect to the Multi-Strategy Fund.

     The Adviser is authorized, subject to the approval of the Master Fund Board and the interest holders of a Master Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to a Master Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to a Master Fund by its affiliates.

     As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreements, each Master Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.00% of the aggregate value of its outstanding interests determined as of the last day of the month and payable each calendar quarter (before any repurchases of interests). The Advisory Agreements were approved by the Master Fund Board (including a majority of each Master Fund Board's Independent Managers), at a meeting held in person on March 28, 2005, and were approved on March 28, 2005 by the sole interest holder of each Master Fund. As discussed further below, the Advisory Agreements were amended on June 23, 2005 by the Master Fund Board at an in-person meeting to reduce the management fee to its present level. The Advisory Agreements' initial term is from March 28, 2005 through March 28, 2007, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Master Fund Board or by vote of a majority of the outstanding voting securities of each Master Fund; provided that in either event the continuance is also approved by a majority of each

Master Fund's Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Master Fund Board; by vote of a majority of the outstanding interests of a Master Fund, or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder if consent is not obtained by the holders of a majority of the outstanding voting interests of a Master Fund.

     When considering the initial approval of the Advisory Agreements between a Master Fund and the Adviser, the Master Fund Board considered, among other information, the following:

     -  A report comparing the fees and anticipated expenses of a Master Fund;

     -  Information on a relevant peer group of registered funds of Hedge Funds;

     - The economic outlook and the general investment outlook in the relevant financial markets;

     - The Adviser's results and the financial condition and resources of Credit Suisse Group;

     -  Arrangements regarding the distribution of Fund Units;

     -  The procedures used to determine the fair value of Master Fund assets;

     - The Adviser's anticipated management of the relationship with the Master Funds' administrator, custodian and independent registered public accounting firm;

     - The resources devoted to the Adviser's compliance efforts undertaken on behalf of the private funds it manages and its efforts in regard to its first registered investment companies;

     - The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;

     -  Investment management staffing; and

     - Anticipated operating expenses (including transfer agency expenses) to be paid to third parties.

     In evaluating each Advisory Agreement between a Master Fund and the Adviser, the Master Fund Board reviewed material furnished by the Adviser at the Master Fund Board meetings held on March 9, 2005 and March 28, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreements. The Master Fund Board also took into account the time and attention to be devoted by the investment committee and other investment professionals of the Adviser to each Master Fund and related Funds in the Fund Complex. The Master Fund Board evaluated the level of skill required to manage each Master Fund and concluded that resources available at the Adviser were appropriate to effectively fulfill the duties of the Adviser on behalf of each Master Fund. The Master Fund Board also considered the business reputation of the Adviser and Credit Suisse Group, and concluded that the Adviser would be able to meet any reasonably foreseeable obligations under the Advisory Agreements.

     The Master Fund Board received information and a presentation concerning the investment philosophy and investment process to be applied by the Adviser in managing each Master Fund. In this regard, the Master Fund Board considered the Adviser's in-house research capabilities and proprietary databases of Hedge Fund Manager information, as well as other resources available to the Adviser's personnel, including research as a result of investments effected for other investment advisory clients. The Master Fund Board concluded that the Adviser's investment process, research capabilities and philosophy are well suited to each Master Fund, given each such Master Fund's investment objective and policies.

     The Master Fund Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the Independent Managers. In assessing the information provided by the Adviser and its affiliates, the Master Fund Board also took into consideration the benefits to Members of investing in a Fund advised by an experienced fund of Hedge Funds investment manager, which is itself part of a global financial services provider.

     Based on its consideration of all factors that it deemed material and assisted by the advice of its counsel, the Master Fund Board concluded that the approval of each Advisory Agreement, including the fee structure (described in the Prospectus), was in the interests of each Master Fund's Members.

     Pursuant to a separate Services Agreement, the Adviser provides certain services to each Fund that are in addition to the services provided to the Master Funds. These services include, among others, certain legal and accounting support services, certain recordkeeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian. In consideration for performing such administrative services to the Funds, each Fund may pay the Adviser or its affiliates a fee computed at the annual rate of 0.35% of the aggregate value of outstanding Units (before any repurchases of interests), determined as of the last day of each calendar month and paid quarterly (the "Services Fee"). In considering the Services Fee, the Board examined similar factors to those it considered relevant in approving the Management Fee, including the nature and quality of the services, the needs of the Funds, the overall relationship to the adviser, and the potential for achieving economies of scale.

     When considering the June 23, 2005 amendment of the Advisory Agreement, the Board reviewed the Adviser's request to reduce the Management Fee, paid at the Master Fund level, and to increase the Services Fee charged at the Fund level. In evaluating the proposed changes to the Management Fee, the Board considered the nature and quality of the management services, the reasonableness of the fee, and competitive positioning of the Management Fee. The Board then reviewed the administrative services provided by the Adviser to the Master Funds and the Funds pursuant to, respectively, the Advisory Agreement and the Services Agreement, and the allocation of those fees. In determining to reduce the Management Fee, the Board noted that the reduction would not diminish the nature or quality of advisory services provided to the Master Funds. The Board relied upon representation of the Adviser that a greater portion of services provided under the Investment Advisory Agreement should be provided under the Services Agreement, because they were more administrative in nature. The Board also relied upon representations from the Adviser concerning the reasonableness of the reallocation of those services and related fees to the Services Agreement.

     The Board concluded that, at current asset levels, based on representations of the Adviser, the fee structure and the new apportionment of fees between each Fund and its Master Fund is reasonable. The Board requested the Adviser, on an annual basis, provide an assessment of costs and profitability, so that the Board may further examine whether breakpoints should be added based on economies of scale arising from asset growth.

     In addition, the Board noted the differential between the expense ratio of the Funds and feeder funds for taxable investors that also invest in the Master Funds. The Board considered and noted the Adviser's representation that such differential arises from differing Service Fee levels between the feeder funds. The Board considered the Adviser's representations regarding the different levels of services, both in type and degree, between the Funds and the feeder funds for taxable investors. In particular, the Board considered the Adviser's representation that each Fund, as reflected in the Service Fee, requires more accounting and tax preparation and record keeping services, and general supervision of record keeping (arising from the partnership taxation status of the Funds) that are incurred by feeder funds having only taxable investors. The Board also considered the operation of expense caps to limit expenses incurred by Members in this regard.

     Each Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; or (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty regarding receipt of compensation for services (in which case any award of damages shall be as set forth in Section 36(b)(3) of the 1940 Act), the Adviser is not subject to any liability to the Master Fund or any Member for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss a Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security on behalf of a Master Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and may use the names "CSFB", "Credit Suisse", "Credit Suisse First Boston", "CSFB Alternative Capital" or "CS" in connection with other registered or unregistered investment companies for which it or its affiliates act or may in the future act as investment adviser or general distributor. If the Adviser ceases to act as investment adviser to a Master Fund, the Adviser may withdraw the right of that Master Fund and/or its Fund(s) to use the names "CSFB", "Credit Suisse", "Credit Suisse First Boston", "CSFB Alternative Capital" or "CS" as part of its name, or in any other manner.

     The Adviser or its designee maintains each Master Fund's accounts, books and other documents required to be maintained under the 1940 Act at 301 Bellevue Parkway, Wilmington, Delaware 19809, which is the address of the Administrator, PFPC Inc., and at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania which is the address of the Custodian, PFPC Trust Company and/or at 11 Madison Avenue, New York, New York 10010, which is the address of the Adviser.

                              INVESTMENT COMMITTEE

     In addition to the Master Funds, the investment committee (the "Investment Committee") of the Adviser's Hedge Fund Investments Group ("HFI") is primarily responsible for the day-to-day management of other accounts which represent approximately 65% of the $9 billion managed by the Adviser in fund of Hedge Funds products as of March 31, 2005. Information on the accounts managed by the Investment Committee is provided below.

                          OTHER ACCOUNTS MANAGED TABLE
                             (As of March 31, 2005)

                                REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                     COMPANIES(1)                VEHICLES                    OTHER ACCOUNTS
                              -------------------------   -------------------------   ---------------------------
                                                                                                  TOTAL ASSETS OF
                                           TOTAL ASSETS                TOTAL ASSETS                  ACCOUNTS
                              NUMBER OF    OF ACCOUNTS    NUMBER OF    OF ACCOUNTS    NUMBER OF      MANAGED
INVESTMENT COMMITTEE MEMBER    ACCOUNTS      MANAGED       ACCOUNTS      MANAGED       ACCOUNTS     (000,000)
---------------------------   ---------   -------------   ---------   -------------   ---------   ---------------
James H. Vos                       0          $ 0              0          $ 0              38        $ 6,080
Boris Arabadjiev                   0          $ 0              0          $ 0              38        $ 6,080
Patrick Adelsbach                  0          $ 0              0          $ 0              38        $ 6,080
Norman Kilarjian                   0          $ 0              0          $ 0              38        $ 6,080
Joseph Larucci                     0          $ 0              0          $ 0              38        $ 6,080
David Scicolone                    0          $ 0              0          $ 0              38        $ 6,080

----------
(1) This chart does not include information with respect to the Master Funds.

     Of the information provided in the above table, the following are the number of accounts and respective total assets managed by the Investment Committee for which the Adviser may receive a performance based management fee:

                   PERFORMANCE-BASED FEE ACCOUNTS INFORMATION
                             (As of March 31, 2005)

                                REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                     COMPANIES(1)                VEHICLES                    OTHER ACCOUNTS
                              -------------------------   -------------------------   ---------------------------
                                                                                                  TOTAL ASSETS OF
                                           TOTAL ASSETS                TOTAL ASSETS                  ACCOUNTS
                              NUMBER OF    OF ACCOUNTS    NUMBER OF    OF ACCOUNTS    NUMBER OF      MANAGED
INVESTMENT COMMITTEE MEMBER    ACCOUNTS      MANAGED       ACCOUNTS      MANAGED       ACCOUNTS     (000,000)
---------------------------   ---------   -------------   ---------   -------------   ---------   ---------------
James H. Vos                       0          $ 0              0          $ 0              35        $ 5,890
Boris Arabadjiev                   0          $ 0              0          $ 0              35        $ 5,890
Patrick Adelsbach                  0          $ 0              0          $ 0              35        $ 5,890
Norman Kilarjian                   0          $ 0              0          $ 0              35        $ 5,890
Joseph Larucci                     0          $ 0              0          $ 0              35        $ 5,890
David Scicolone                    0          $ 0              0          $ 0              35        $ 5,890

----------
(1) This chart does not include information with respect to the Master Funds.

     The Investment Committee engages in side-by-side management of both registered investment funds and investment accounts which may raise potential conflicts of interest, including without limitation those associated with any differences in fee structures. Such side-by-side management may result in the Investment Committee devoting unequal time and attention to the management of each Fund and/or other account. The Investment Committee believes that its specialist-based investment process encourages consistent portfolio management by reducing individual biases. The members of the Investment Committee are evaluated on the basis of the performance of the Investment Committee's investments in the strategies for which they are responsible rather than the performance of individual portfolios. Nonetheless, certain limited investment opportunities identified by the members of the Investment Committee may be suitable for more than one Fund or other account. A Fund may not receive an allocation to such an opportunity or a Fund's allocation may be limited as a result of investments in the opportunity by other eligible Funds or accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple Funds and/or accounts. Additionally, the appearance of a conflict of interest may arise in circumstances where members of the Investment Committee have an incentive, such as a performance fee, which relates to the management of an account but not to all of the Funds and accounts with respect to which the Investment Committee has day-to-day management responsibility. The Adviser and the Funds have adopted certain compliance procedures designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. For more information, see the section entitled "Participation in Investment Opportunities" in this SAI.

                                  COMPENSATION

     As of March 31, 2005, members of the Investment Committee receive compensation generally consisting of a base salary and an annual bonus for their services. In addition to level of responsibility and tenure, compensation of each member of the Investment Committee is linked to the profitability of the Adviser, Credit Suisse First Boston LLC and Credit Suisse Group. Although each member of the Investment Committee does not have any direct participation in the performance fees pertaining to fund of Hedge Funds portfolios managed by the Adviser, because compensation is tied to the Adviser's profitability, an indirect link exists between compensation of Investment Committee members and the management and performance fees paid to the Adviser. Compensation of the Investment Committee members who focus on a particular strategy is also connected to the performance of the Adviser's investments in that strategy.

     As of March 31, 2005, Investment Committee members may allocate part of their deferred compensation and/or interest in employer sponsored benefit plans to funds of Hedge Funds managed by the Adviser. Such investment opportunities are typically also available to certain employees of Credit Suisse Group who are uninvolved in the activities of the Adviser. Such investments made by members of the Investment Committee are pooled with investments made by other Credit Suisse Group employees and do not receive preferential treatment.

                                    OWNERSHIP

     As of March 31, 2005, no employee of the Adviser, including the members of the Investment Committee listed above, owned any interests in the Funds or the Master Funds.

                      THE FUNDS' AND MASTER FUNDS' EXPENSES

     Each Fund will bear all expenses incurred in its business and operations. Expenses borne by the Funds include, but are not limited to, the following:

     - All costs and expenses associated with the registration of a Fund under, and compliance with, any applicable federal or state laws;

     - Attorneys' fees and disbursements associated with updating a Fund's registration statement, Prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - The costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

     - The fees and disbursements of a Fund's counsel, legal counsel to the Independent Managers, independent registered public accounting firm for a Fund and other consultants and professionals engaged on behalf of a Fund;

     -  All costs and expenses associated with a Fund's tender offers;

     - The fees payable to various service providers pursuant to a Fund's Services Agreement, the Administration, Accounting and Investor Services Agreement, Member Servicing Agreement and other agreements;

     - All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

     - The costs of a fidelity bond and any liability insurance obtained on behalf of a Fund;

     - All expenses associated with computing a Fund's net asset value, including any equipment or services obtained for these purposes; and

     - Such other types of expenses as may be approved from time to time by the Master Fund Board.

     Each Master Fund will bear all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by each Master Fund include, but are not limited to, the following:

     - All costs and expenses directly related to transactions for and portfolio positions of a Master Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge Funds;

     - All costs and expenses associated with the registration of a Master Fund under, and compliance with, any applicable federal or state laws;

     - Attorneys' fees and disbursements associated with updating a Master Fund's registration statement, Prospectus and other offering related documents; the costs of printing those materials and distributing them to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - The costs and expenses of holding meetings of the Master Fund Board and any meetings of interest holders of a Master Fund, including legal costs associated with the preparation and filing of proxy materials;

     - The fees and disbursements of a Master Fund's counsel, legal counsel to the Independent Managers, if any, independent registered public accounting firm for a Master Fund and other consultants and professionals engaged on behalf of a Master Fund;

     -  The Management Fee;

     -  All costs and expenses associated with a Master Fund's tender offers;

     - The fees payable to various service providers pursuant to the Administration, Accounting and Investor Sevices Agreement and other agreements;

     - The costs of a fidelity bond and any liability insurance obtained on behalf of a Master Fund or the Adviser;

     - All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to interest holders of a Master Fund;

     - All expenses associated with computing a Master Fund's net asset value, including any equipment or services obtained for these purposes;

     - All charges for equipment or services used in communicating information regarding a Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; and

     - Such other types of expenses as may be approved from time to time by the Master Fund Board.

     The Hedge Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Master Fund. The Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which will generally reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to each Master Fund. These expenses, fees and allocations will be in addition to those incurred by each Master Fund itself.

                                 CODE OF ETHICS

     Each Fund, its respective Master Fund, the Adviser and Credit Suisse First Boston, LLC (the "Distributor") have adopted a code of ethics. The code is designed to detect and prevent improper personal trading by their personnel, including investment personnel who might compete with or otherwise take advantage of a Master Fund's portfolio transactions. Covered persons include the Managers and the Investment Committee, as well as employees of the Adviser having knowledge of the investments and investment intentions of each Master Fund. The code of ethics permits persons subject to the code to invest in securities, including securities that may be purchased or held by a Master Fund, subject to a number of restrictions and controls. Compliance with the code of ethics is carefully monitored and enforced.

     The code of ethics is included as an exhibit to each Fund's and each Master Fund's registration statements filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The code of ethics is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

                                VOTING OF PROXIES

     Whenever each Fund as an investor in a Master Fund is requested to vote on matters pertaining to such Master Fund (other than the termination of a Master Fund's business, which may be determined by the Managers of the Master Fund without investor approval), the Fund will hold a meeting of the Members and will vote its interest in a Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members of the Fund. Each Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which they receive voting instructions.

     Each Master Fund invests in Hedge Funds, which generally issue non-voting securities. Therefore, each Master Fund ordinarily does not receive proxies, and is not called upon to vote proxies. Where a Master Fund is called upon to vote proxies, the Adviser's policy is to exercise proxy voting authority in a prudent and diligent manner and to make voting decisions on behalf of the Master Fund and its interest holders, based on the Adviser's reasonable judgment of what is in the Master Fund's best interest. The Adviser bases its decision on its analysis and judgment of the particular facts and circumstances in question. As a global financial institution, the interests of its affiliates and employees may conflict with those of a Master Fund's interest holders. The Adviser has policies designed to address such potential conflicts of interest which include among others, information barriers between itself and its banking, broker-dealer and asset management affiliates. Information barriers effectively prevent personnel from knowing what other affiliated entities and individuals employed by such entities are doing, thereby isolating decision-making from influence by conflicting interests.

     Information regarding how a Fund voted proxies relating to securities of its respective Master Fund during the most recent 12-month period ended June 30 (starting in 2005) will be available: (i) without charge, upon request, by calling 877-435-5264; and (ii) on the SEC's website at http://www.sec.gov.

                    PARTICIPATION IN INVESTMENT OPPORTUNITIES

     The Adviser expects to employ an investment program for each Master Fund that is substantially similar to the investment program employed by it for certain other accounts it advises ("Adviser Accounts"), including private investment partnerships that have an investment program that is substantially the same as the Master Fund's investment program. As a general matter, the Adviser will consider participation by a Master Fund in all appropriate investment opportunities that are under consideration for those other Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a different percentage of their respective assets to an investment opportunity than the Adviser commits of a Master Fund's assets. There also may be circumstances under which the Adviser will consider participation by the Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of a Master Fund, or vice versa.

     The Adviser will evaluate for each Master Fund and for each Adviser Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for each Master Fund or Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (I.E., size of obtainable position); (4) the transaction costs involved; and (5) applicable investment or regulatory limitations. Because these considerations may differ for each Master Fund and each Adviser Account in the context of any particular investment opportunity, the investment activities of the Master Funds and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Funds and the Master Funds may differ from those of the Adviser Accounts. Accordingly, the future performance of each Fund and each Adviser Account may vary.

     In cases where the Adviser determines that it is appropriate for a Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that a Master Fund participates, or participates to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and the Adviser will seek to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

     Situations may occur, however, where a Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken by the Master Funds and the Adviser Accounts, thereby limiting the size of a Master Fund's position or the availability of the investment opportunity; (2) difficulty in liquidating an investment for a Master Fund and an Adviser Account where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, a Master Fund may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with an Adviser Account with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

     Managers, officers, employees and affiliates of the Adviser may buy and sell securities, including Hedge Funds or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by managers, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, that are the same as, different from or made at a different time from positions taken for a Master Fund. The Adviser may invest in Hedge Funds whose service providers may be CSFB affiliates. Such Hedge Funds are not considered affiliates of the Funds by reason of such services that are provided to the Hedge Funds in the normal course of business.

                                  OTHER MATTERS

     Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, a Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, a Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for a Master Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

     Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

                         REORGANIZATION OF PRIVATE FUNDS

     The Multi-Strategy Master Fund and the Long/Short Equity Master Fund have each succeeded to the investments of various private funds sponsored by the Adviser.

                                   TAX ASPECTS

     The following is a summary of certain aspects of the income taxation of each Fund, its Members and of each Master Fund that should be considered by a prospective Member. Each Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any federal tax issues other than the characterization of each such Fund and its corresponding Master Fund as a partnership for federal income tax purposes.

     This summary of certain aspects of the federal income tax treatment of a Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws, such as insurance companies.

     EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of a Fund is consistent with their overall investment plans. Further, the use of leverage by a Fund, its Master Fund(s) or a Hedge Fund in which it is invested through a Master Fund could result in the receipt of unrelated business taxable income ("UBTI") by tax-exempt investors in a Fund. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

                        TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS AND THE MASTER FUNDS

     In general, the federal income tax consequences of an investment in a Fund will depend on whether the Fund and its corresponding Master Fund are treated for federal income tax purposes as partnerships rather than as associations taxable as corporations.

     Each Fund has received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board and the Master Fund Board, such Fund and its corresponding Master Fund(s) will be treated as partnerships for federal income tax purposes and not as associations taxable as corporations.

     If a Fund is classified as a "partnership" for federal income tax purposes and is not a "publicly traded partnership," it will not be subject to any federal income tax. Instead the Members will be subject to tax on their distributive shares of Fund income and gain and, subject to certain limitations described below, will be entitled to claim distributive shares of Fund losses. On the other hand, if a Fund were to be classified as an association taxable as a corporation or as a "publicly traded partnership," Members would be treated as shareholders of a corporation. Consequently, (a) items of income, gain, loss and deduction would not flow through to the Members to be accounted for on their individual federal income tax returns; (b) cash distributions would be treated as corporate distributions to the Members, some or all of which might be taxable as dividends, and (c) the taxable income of the Fund would be subject to the federal income tax imposed on corporations.

     Sections 301.7701-1 through 301.7701-3 of the Treasury regulations, effective January 1, 1997, provide a largely elective regime for determining when an unincorporated organization may be classified as a partnership rather than an association taxable as a corporation. Under this regime, certain business entities are treated as PER SE corporations for federal tax purposes. All other business entities generally may choose their classification. Most domestic entities which are eligible to elect their status and which have at least two members are classified as partnerships by default, without having to make an affirmative election.

     Each Fund and each Master Fund is an entity that has more than one member and is eligible to elect partnership classification. Furthermore, the Board of each Fund does not intend to affirmatively elect to classify the Fund as an association taxable as a corporation. Therefore, the Board intends to cause the Fund to be classified as a partnership for federal tax purposes pursuant to Sections 301.7701-1 through 301.7701-3 of the Treasury regulations. Similarly, each Master Fund intends to be treated as a partnership for federal tax purposes.

     An organization that is classified as a partnership under the rules of Treasury regulation Section 301.7701-2 nevertheless may be treated as a corporation for federal income tax purposes.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership where the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

     The Section 7704 Regulations include a "redemption or repurchase agreement" safe harbor under which partnership interests can avoid being treated as readily tradable. The Section 7704 Regulations provide that this safe harbor applies in the case of a "redemption or repurchase agreement," which is defined as "a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner or a person related to another partner. The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner's intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership's taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.

     Each Fund's LLC Agreement contains provisions satisfying two of the requirements for a safe-harbor redemption or repurchase agreement. First, each LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 30 days prior to a Valuation Date (as defined in the LLC Agreement); and it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof). Second, each LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (I.E., four times per fiscal year).

     The third condition of the "redemption or repurchase agreement" safe harbor is that the repurchased interests' partnership capital or profits not exceed 10 per cent per year of the total interests in partnership capital or profits. Each Fund's LLC Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year. The transfer restrictions and repurchase provisions of each Fund's LLC Agreement are sufficient to meet the requirements of the "redemption or repurchase agreement" safe harbor as set forth in the Section 7704 Regulations in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in a Fund's capital or profits.

     In the event that, in any year, a Fund repurchases Units in excess of 10 percent of the total interests in the Fund's capital or profits, the Fund will not satisfy the "redemption or repurchase agreement" safe harbor. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market. Kirkpatrick & Lockhart Nicholson Graham LLP also has rendered its opinion that each Fund will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the "redemption or repurchase agreement" safe harbor in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in that Fund's capital or profits and that, in the event that a Fund in any year repurchases Units in excess of 10 percent of the total interests in that Fund's capital or profits, the Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to that Fund's repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of the Fund, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of each Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, each Fund will not be treated as a publicly traded partnership taxable as a corporation.

     The opinions of counsel described above, however, are not binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of such Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of such Fund; and Members would not be entitled to report profits or losses realized by such Fund.

OTHER TAX CONSIDERATIONS OF FUND OPERATIONS

     UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUNDS AND HEDGE FUNDS, AS WELL AS THE TAX IMPACT OF SUCH INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS ON THE FUNDS AS A RESULT OF BEING INVESTORS IN THE MASTER FUNDS AND, THROUGH THE MASTER FUNDS, INDIRECT INVESTORS IN HEDGE FUNDS.

     As an entity treated as a partnership for tax purposes, each Fund is not itself subject to federal income tax. Each Fund will file annual partnership information returns with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of a Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.

     ALLOCATION OF PROFITS AND LOSSES. Under each LLC Agreement, a Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members of that Fund and to their capital accounts without regard to the amount of income or loss actually recognized by a Fund for federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by a Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of a Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

     TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under each LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause a Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board does not presently intend to make such election.

     The Board decides how to report the partnership items on the applicable Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which a Fund's items have been reported. In the event that income tax returns of a Fund are audited by the Service, the tax treatment of a Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

     LIMITATIONS ON MEMBER'S DEDUCTION OF INTEREST. Section 163(d) of the Code imposes limitations on the deductibility of "investment interest" by non-corporate taxpayers. "Investment interest" is defined as interest paid or accrued on indebtedness incurred or continued to purchase properties to be held for investment. Investment interest is deductible only to the extent of net investment income less investment expenses. Investment interest that cannot be deducted for any year because of the foregoing limitation may be carried forward and allowed as a deduction in a subsequent year to the extent the taxpayer has net investment income in such year.

     Because all or substantially all of the income or loss of a Fund will be considered to arise from non-passive activities, any interest expense incurred by a Member to purchase or carry its Units and its distributive share of interest expense incurred by a Fund will be subject to the investment interest limitations.

     LIMITATION ON MEMBERS' DEDUCTION OF INVESTMENT EXPENSES--2% FLOOR AND TREATMENT OF CERTAIN OTHER EXPENSES. Miscellaneous itemized deductions of an individual taxpayer, which include investment expenses, are deductible only to the extent they exceed 2% of the taxpayer's adjusted gross income. The Treasury Department has issued regulations prohibiting the deduction through partnerships of amounts that would be nondeductible if paid by an individual. If, for any taxable year, a Fund's trading activities failed to rise to the level of a "trade or business" for federal income tax purposes, these limitations would apply to certain fees and expenses of the Fund, including management fees. The amounts of these fees and expenses would then be separately reported to the Members and, as indicated above, would be deductible by an individual Member to the extent that the Member's miscellaneous deductions exceed 2% of the Member's adjusted gross income, but only if the Member itemizes deductions.

     SALE OR EXCHANGE OF FUND PROPERTY. In general, gain or loss from the disposition of property of a Fund held for more than one year (and not held primarily for sale to customers in the ordinary course of a trade or business) will be treated as long-term capital gain or loss. The deductibility of long-term capital losses may, however, be limited.

     Currently, in the case of individuals and other non-corporate taxpayers, long-term capital gains generally are taxed at a maximum 15% tax rate, whereas ordinary income is taxed at a maximum rate of 35%. Net capital gain of corporations is taxed the same as ordinary income, with a maximum tax rate of 35%.

     The distinction between capital gains and ordinary income is significant not only with regard to the maximum tax rate differential for individual and other non-corporate taxpayers, but also with regard to the rules concerning the offsetting of capital gains and losses. In general, capital losses are allowed only against capital gains. If an individual (or other non-corporate taxpayer) has a net capital loss, the first US$3,000 may generally offset ordinary income, and the excess may be carried over (but not back) indefinitely and applied first against capital gains, and then against ordinary income up to US$3,000, in each succeeding year. Corporations may only offset capital losses against capital gains. In general, corporations may carry back capital losses for three years and carry forward such losses for five years.

     ALTERNATIVE MINIMUM TAX. Both individual and corporate taxpayers could be subject to an alternative minimum tax ("AMT") if the AMT exceeds the income tax otherwise payable by the taxpayer for the year. Due to the complexity of the AMT calculations, investors should consult with their tax advisers as to whether the purchase of Units might create or increase AMT liability. In particular, dividends that are excluded from a corporation's regular taxable income will be included in AMT income of the corporation.

     EFFECT OF OWNERSHIP OF TAX-EXEMPT OBLIGATIONS ON INTEREST DEDUCTIONS. Code
Section 265(a)(2) disallows any deductions for interest paid by a taxpayer on indebtedness incurred or continued for the purpose of purchasing or carrying tax-exempt obligations. The IRS announced in Revenue Procedure 72-18, 1972-1 C.B. 740, that the prescribed purpose will be deemed to exist with respect to indebtedness incurred to finance a "portfolio investment". Therefore, in the case of an investor owning tax-exempt obligations, the IRS might take the position that any interest paid by a Member in connection with the purchase of Units should be viewed as incurred to enable it to continue carrying tax-exempt obligations, and that such investor should not be allowed to deduct its full allocable share of interest on those borrowings. In addition, pursuant to Revenue Procedure 72-18, each Member will be treated as incurring its share of any indebtedness incurred by the Fund. Therefore, a Member owning tax-exempt obligations could be denied a deduction for its share of any interest expense incurred by the Fund to purchase securities or other portfolio investments.

     TERMINATION OF A FUND. If within a 12-month period there is a sale or exchange of 50% or more of the Units in Fund capital and profits, a termination of the Fund will occur for federal income tax purposes, and the taxable year of the Fund will close. If such a termination occurs, the property of the Fund will be deemed contributed to a new partnership in exchange for Units in that partnership which are then deemed distributed to the purchasing Member and the continuing Members. Such a termination could result in the bunching of income by accelerating Fund income for that year to Members whose fiscal years differ from that of the Fund. The LLC Agreement provides that no Member may assign its Fund Units, in whole or in part. Moreover, it is not anticipated that there will be a ready market for the Units, and thus the possibility of a constructive termination is minimized. There can be no assurance, however, that a transfer of a Unit in violation of the LLC Agreement will not cause a termination of the Fund for tax purposes.

                    TAX CONSEQUENCES TO A WITHDRAWING MEMBER

     A Member receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from a Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to a Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of a Funds' "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Units.

     As discussed elsewhere, each LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its repurchase price would otherwise exceed its adjusted tax basis in its Units; and the Board may specially allocate items of loss to a withdrawing member to the extent its adjusted tax basis in its Units would otherwise exceed its capital account.

Such a special allocation of gain or loss may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain or loss, in the Member's last taxable year in a Fund, thereby reducing the amount of long-term capital gain or loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

     DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(c)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(c)(iii). Each Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the distribution of securities would not be recharacterized as a distribution of cash.

                     TAX TREATMENT OF PORTFOLIO INVESTMENTS

     IN GENERAL. Each Fund expects that the corresponding Master Fund(s) and the Hedge Funds in which it/they invest(s) through such Master Fund(s) will each act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

     Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations--'Section 988' Gains or Losses" below) and certain other transactions described below, each Fund expects that the gains and losses from the securities transactions of its corresponding Master Fund(s) and the Hedge Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a Master Fund or a Hedge Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a Master Fund.

     A Master Fund may realize ordinary income from dividends and accruals of interest on securities. A Master Fund may hold debt obligations with an "original issue discount". In such case, the Master Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. A Master Fund may also acquire debt obligations with a "market discount". Upon disposition of such an obligation, a Master Fund generally will be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by a Master Fund. A Master Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

     CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Master Fund or a Hedge Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as

----------
(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are: (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis; (ii) certain straddles; (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) any other transaction specified in the Regulations.

capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (E.G., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuations in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Master Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

     As indicated above, a Master Fund or a Hedge Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Master Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts or any currency forward contracts, any gain or loss realized by a Master Fund with respect to such instruments will be ordinary, unless: (i) the contract is a capital asset in the hands of a Master Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

     TAXATION OF DERIVATIVE TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities in which a Master Fund or Hedge Fund may invest is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Master Fund or Hedge Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Master Fund or Hedge Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Master Fund or Hedge Fund is exercised, thereby requiring that Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by a Master Fund or Hedge Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by a Master Fund at the end of each taxable year of the Master Fund are treated for federal income tax purposes as if they were sold by the Master Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Master Fund in computing its taxable income for such year. If a
Section 1256 Contract held by a Master Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

     Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations--'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gains to the extent that such gains includes gains on Section 1256 Contracts.

     MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. A Master Fund (and any Hedge Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Master Fund will be accepted by the Service.

     SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Master Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Master Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by a Master Fund.

     Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Master Fund holds a short sale position that would result in gain if it were closed, and it then acquires property that is the same as or substantially identical to the property sold short, a Master Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Master Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Master Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Master Fund or Hedge Fund were to invest (either directly or through ADRs) in stock of certain foreign corporations which generate largely passive investment-type income, or which hold a significant percentage of assets which generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of such Master Fund's or Hedge Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether a Master Fund or Hedge Fund actually receives any distributions from the PFIC, the Members would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Master Fund's or Hedge Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

                                  FOREIGN TAXES

     It is possible that certain dividends and interest directly or indirectly received by a Master Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Master Fund or a Hedge Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

                        UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(2) This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

     This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated

----------
(2) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% federal excise tax on their "net investment income". The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

debt-financed income," which generally consists of: (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments, if any, in partnerships engaged in a trade or business, a Master Fund's income (or loss) from these investments may constitute UBTI if received by a tax-exempt organization.

     A Master Fund and the Hedge Funds may incur "acquisition indebtedness" with respect to certain of their transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock do not constitute income from debt financed property for purposes of computing UBTI, a Master Fund will treat its short sales of securities, if any, and short sales of securities in which by Hedge Funds might engage, as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(3) To the extent a Master Fund recognizes income (I.E., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which would be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

     To the extent a Master Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition, the percentage of such gain which would be treated as UBTI (if received by a tax-exempt organization) will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of a Master Fund, an allocable portion of deductions directly connected with the Master Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the exempt organization's income and gains that is not treated as UBTI will continue to be exempt from tax. Therefore, the possibility of realizing UBTI should not affect the tax-exempt status of such an exempt organization. However, a charitable remainder trust will not be exempt from federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Also, a title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

     A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from a Fund. See "ERISA Considerations".

           CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

     PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes) over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in a Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member that is a private foundation. Such an organization could be required to make distributions in an amount determined by

----------
(3) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

reference to unrealized appreciation in the value of its interest in a Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in a Fund is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in a Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in a Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from a Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that each Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations".

     ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

                            STATE AND LOCAL TAXATION

     In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws differ in the treatment of a limited liability company such as a Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

     Each Member will also generally be required to include such Member's share of partnership income in determining its taxable income in the state and local jurisdiction in which it is a resident and may not be subject to personal property taxes. To the extent that a non-resident Member pays taxes to other jurisdictions due to a Fund's conduct of business there, it may be entitled to a deduction or credit against taxes owed to its state of residence with respect to the same income.

     Each Fund has been organized under the laws of the State of Delaware and maintains its office and operations in New York. Neither New York State nor New York City currently imposes any income tax on partnerships (including limited liability companies treated as partnerships such as the Funds).

     New York City imposes an Unincorporated Business Tax ("UBT") on unincorporated entities (such as a Fund or a partnership in which a Fund may indirectly invest) engaged in business within New York City. However, there is an exception for entities trading in stocks and securities for its own account. It is expected, although no assurances can be given, that each Fund and any partnership in which a Fund indirectly invests will meet this exception and that UBT will not apply.

     New York State imposes an income tax on any New York source income earned by a non-New York State resident Member of a Fund. There is an exception for income earned from trading in stocks or securities for such

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non-New York State resident's own account. It is expected, although no assurances can be given, that a Fund will meet this exception and a non-New York State Member will not be subject to New York State income taxes on its allocable share of income earned by a Fund.

     Since Members may be affected in different ways by state and local laws, each prospective Member is advised to consult with its personal tax adviser regarding the state and local taxes payable in connection with an investment in a Fund.

                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which are not subject to ERISA but are subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is reasonably designed to further the ERISA Plan's purposes, an examination of risk and return factors, that investment's composition with regard to diversification, the liquidity and current return of the ERISA Plan's total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "Tax Aspects--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the ERISA Plan's total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches such fiduciary's responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because each Fund is registered as an investment company under the 1940 Act, the underlying assets of each Fund should not be considered to be "plan assets" of the ERISA Plans investing in a Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to a Fund. A Benefit Plan which proposes to invest in the Funds will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand a Fund's investment objective, policies and strategies, that the decision to invest plan assets in a Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and that such investment is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in a Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                                    BROKERAGE

     Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign securities exchanges involve the payment of negotiated brokerage commissions. On most of foreign securities exchanges, commissions are fixed. No stated commission is generally applicable to securities traded on over-the-counter markets, but the prices of those securities typically include undisclosed commissions or mark-ups.

     In selecting broker-dealers to execute transactions on behalf of a Hedge Fund, it is expected that each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided and the firm's risk in positioning a block of securities. Although it is expected that each Hedge Fund Manager will generally seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

     Consistent with the principle of seeking best price and execution, a Hedge Fund Manager may place orders for a Hedge Fund with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds. In addition, not all of the supplemental information is necessarily used by a Hedge Fund Manager in connection with the Hedge Fund it manages. Conversely, the information provided to a Hedge Fund Manager by broker-dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund.

     Based on representations in Hedge Fund offering documents, each Fund and its respective Master Fund(s) believe that Hedge Funds will generally follow practices similar to those described above. As discussed in the sections of the Prospectus addressing the risks of investing in Hedge Funds, however, each Fund and its respective Master Funds have no control over Hedge Fund brokerage arrangements or operations and there is a risk of Hedge Fund misconduct.

                               VALUATION OF ASSETS

     Each Fund will compute its net asset value as of the last business day of each "fiscal period" (as defined under "Units and Capital Accounts" below). Such computation is expected to occur on a monthly basis and other times at the Board's discretion. In determining its net asset value, each Fund will value its investments as of such fiscal period end. The net asset value of a Fund will equal the value of the assets of that Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of each Fund will consist primarily of each Fund's interest in its respective Master Fund(s). In computing its net asset value, each Fund will value its interest in the Master Fund(s) at the net asset value provided by the Master Fund(s) to the respective Fund.

     Each Master Fund's Board has approved procedures pursuant to which the Master Fund will value its investments in Hedge Funds at fair value. As a general matter, the fair value of a Master Fund's interest in a Hedge Fund will represent the amount that the Master Fund could reasonably expect to receive from a Hedge Fund or from a third party if the Master Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Master Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Hedge Fund in accordance with the Hedge Fund's valuation policies and reported by the Hedge Fund or the Hedge Fund's administrator at the time of such valuation to the Master Fund or the Administrator. The

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pricing provided by the Hedge Funds will ordinarily be confirmed by the
Administrator and reviewed by the Adviser. A Master Fund may not have a Hedge Fund's reported valuation as of a particular fiscal period end--for example, in the event that a Hedge Fund does not report a fiscal period end value to the Master Fund on a timely basis. In such cases, the Master Fund would determine the fair value of such a Hedge Fund based on any relevant information available at the time the Master Fund values its portfolio, including the most recent value reported by the Hedge Fund. Any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.

     When investing in any Hedge Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund. As a general matter, such review will include a determination of whether the Hedge Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by each Master Fund's Board provide that the Adviser will review the valuations provided by Hedge Fund Managers, neither the Adviser nor the Master Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the Hedge Fund Managers.

     Each Fund's and Master Fund's valuation procedures require each Fund, Master Fund and the Adviser to consider relevant information available at the time that a Fund and its Master Fund value their respective portfolios. The Adviser and/or each Master Fund's Board will consider such information, and may conclude in certain circumstances that the information provided by the Hedge Fund Manager does not represent the fair value of a Master Fund's interests in the Hedge Fund. Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by a Master Fund's Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, a Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, a Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Hedge Fund. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, a Master Fund may determine that it is appropriate to apply a discount to the net asset value of the Hedge Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Master Fund's Board.

     The valuations reported by the Hedge Funds' administrators or the Hedge Fund Managers, upon which each Master Fund's Administrator calculates that Master Fund's fiscal period end net asset values, may be subject to later adjustment by the Hedge Fund Managers or the Hedge Funds' administrators, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Hedge Funds will be reflected in a Fund's net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in "Repurchases and Transfers of Units--Repurchase Procedures", or the purchase price paid at the time of the initial investment or additional subscription.

     The procedures approved by each Master Fund's Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when a Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, a Master Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by that Master Fund's Board, determines in good faith best reflects approximate market value. Each Master Fund's Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to that Master Fund and consistent with applicable regulatory guidelines.

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     To the extent the Adviser invests the assets of a Master Fund in securities or other instruments that are not investments in Hedge Funds, a Master Fund's Administrator will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by a Master Fund's Board.

     In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or a Master Fund's Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

     Debt securities will be valued in accordance with each Master Fund's valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Each Master Fund's Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Master Fund's Board to represent fair value.

     Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by a Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by that Master Fund's Board.

     The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by a Master Fund and other clients. Consequently, the fees charged to a Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

     Expenses of a Master Fund, including the Adviser's Management Fees and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

     Prospective Members should be aware that situations involving uncertainties as to the value of Master Fund positions could have an adverse effect on the net asset value of a Master Fund if the judgments of that Master Fund's Board, the Adviser or Hedge Fund Managers should prove incorrect. Also, Hedge Fund Managers will only provide determinations of the net asset value of Hedge Funds on a periodic basis, typically monthly. Consequently, it may not be possible to determine the net asset value of a Master Fund more frequently.

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         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

     PricewaterhouseCoopers, LLP serves as the independent registered public accounting firm of each Fund and each Master Fund. Its principal business address is 300 Madison Avenue, New York, New York 10017.

     Kirkpatrick & Lockhart Nicholson Graham LLP acts as counsel to each Fund and Master Fund. Its business address is 75 State Street, Boston, Massachusetts 02109.

                                    CUSTODIAN

     PFPC Trust Company (the "Custodian") serves as the custodian of each Fund's and each Master Fund's assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of a Master Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153.

                                 CONTROL PERSONS

     Before the commencement of each Fund's operations, the Adviser is the only person of record beneficially owning more than 25% of the outstanding Units.

                            SUMMARY OF LLC AGREEMENT

     The following is a summary description of additional items and of select provisions of the LLC Agreements that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of LLC Agreement contained in Appendix B to the Prospectus.

     LIABILITY OF MEMBERS. Members in a Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and each LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of a Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to a Fund pursuant to each LLC Agreement to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to a Fund, whether before or after the Fund's dissolution and whether before or after the Member ceases to be a Member, such amounts as a Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts paid to the Member in connection with the repurchase of all or a portion of the Member's Units and any other amounts received by the Member from a Fund during or after the fiscal year to which any debt, obligation or liability of a Fund is incurred).

     DUTY OF CARE. Each LLC Agreement provides that neither the Managers nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to a Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by a Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of a Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of a Fund or by reason of any change in the federal or state income tax laws applicable to a Fund or its Members. The rights of indemnification and exculpation provided under each LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

     POWER OF ATTORNEY. By purchasing Units and by signing a Fund's LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the Prospectus as Appendix A), each Member will appoint the officers of its respective Fund and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of a Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in a Fund or the Fund's LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of a Fund.

     The power of attorney granted in each LLC Agreement is a special power-of-attorney coupled with an interest in favor of the officers of each Fund and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by the Board for admission to each Fund as substitute Members.

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     TERM, DISSOLUTION AND LIQUIDATION. A Fund will be dissolved:

     -  Upon the affirmative vote to dissolve such Fund by the Board;

     - Upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of such Fund; or

     -  As required by operation of law.

     Upon the occurrence of any event of dissolution, the Board or a liquidator acting as such under appointment by the Board is charged with winding up the affairs of a Fund and liquidating their assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Units and Capital Accounts--Allocation of Net Profits and Losses".

     Upon the dissolution of a Fund, its assets are to be distributed: (1) first to satisfy the debts of the Fund, other than the debts, liabilities and obligations to Members, including liquidation expenses; (2) next to satisfy debts, liabilities and obligations owing to the Members; (3) next to the Adviser to the extent of any balance in the Adviser's account; and (4) finally to the Members on a pro rata basis in accordance with the positive balances in their respective capital accounts after giving effect to all allocations to be made to such Member's Capital Account for the fiscal period ending on the date of the distributions. Assets may be distributed in-kind on a pro rata basis.

     VOTING. Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of a Fund's agreement with any investment adviser to the Fund and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.

     Whenever each Fund, as an investor in a Master Fund, is requested to vote on matters pertaining to such Master Fund (other than the termination of the Master Fund's business, which may be determined by the Managers of the Master Fund without investor approval), each Fund will hold a meeting of the Members and will vote its interest in its respective Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its Members. Each Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which it receives voting instructions.

     REPORTS TO MEMBERS. Each Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete federal and state income tax or information returns, along with any other tax information required by law. Each Fund will send a semi-annual and an audited annual report to Members within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding a Master Fund's operations during each fiscal quarter will also be sent to Members.

     FISCAL YEAR. For accounting purposes, a Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of a Fund will commence on the date of the initial closing and will end on March 31, 2006. For tax purposes, a Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances a Fund may be required to adopt a taxable year ending on another date.

                       FUND ADVERTISING AND SALES MATERIAL

     Advertisements and sales literature relating to a Fund and reports to Members may include quotations of investment performance. In these materials, a Fund's performance will normally be portrayed as the net return to an investor in a Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray a Fund's investment performance. A Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing a Fund, may also be used to advertise or market a Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of a Fund's investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio's performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in a Fund.

                              FINANCIAL STATEMENTS

     Each Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
CSFB Alternative Capital Multi-Strategy Fund, LLC, CSFB Alternative Capital Event Driven Fund, LLC, CSFB Alternative Capital Long/Short Equity Fund, LLC, CSFB Alternative Capital Relative Value Fund, LLC, and CSFB Alternative Capital Tactical Trading Fund, LLC:

      In our opinion, the accompanying statements of assets and liabilities present fairly, in all material respects, the financial position of CSFB Alternative Capital Multi-Strategy Fund, LLC, CSFB Alternative Capital Event Driven Fund, LLC, CSFB Alternative Capital Long/Short Equity Fund, LLC, CSFB Alternative Capital Relative Value Fund, LLC and CSFB Alternative Capital Tactical Trading Fund, LLC (hereafter collectively referred to as the "Funds") at February 24, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
March 30, 2005

                CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY FUND, LLC
                 CSFB ALTERNATIVE CAPITAL EVENT DRIVEN FUND, LLC
              CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY FUND, LLC
                CSFB ALTERNATIVE CAPITAL RELATIVE VALUE FUND, LLC
               CSFB ALTERNATIVE CAPITAL TACTICAL TRADING FUND, LLC

                      STATEMENTS OF ASSETS AND LIABILITIES
                                FEBRUARY 24, 2005

                                                                          LONG/SHORT        RELATIVE         TACTICAL
                                      MULTI-STRATEGY    EVENT DRIVEN        EQUITY            VALUE          TRADING
                                         FUND, LLC       FUND, LLC         FUND, LLC        FUND, LLC       FUND, LLC
                                      --------------   --------------   --------------   --------------   --------------
ASSETS
      Cash                            $      100,000   $      100,000   $      100,000   $      100,000   $      100,000
                                      --------------   --------------   --------------   --------------   --------------
LIABILITIES                           $            0   $            0   $            0   $            0   $            0
                                      --------------   --------------   --------------   --------------   --------------
      NET ASSETS                      $      100,000   $      100,000   $      100,000   $      100,000   $      100,000
                                      ==============   ==============   ==============   ==============   ==============
UNITS (UNLIMITED
   AUTHORIZED) OUTSTANDING                     1,000            1,000            1,000            1,000            1,000
      NET ASSET VALUE (PER UNIT)
        (Offering and Redemption
        Price per Unit)               $       100.00   $       100.00   $       100.00   $       100.00   $       100.00

       See accompanying notes to the statements of assets and liabilities.

        NOTES TO STATEMENTS OF ASSETS AND LIABILITIES--FEBRUARY 24, 2005

1.   ORGANIZATION

     CSFB Alternative Capital Multi-Strategy Fund, LLC, CSFB Alternative Capital Event Driven Fund, LLC, CSFB Alternative Capital Long/Short Equity Fund, LLC, CSFB Alternative Capital Relative Value Fund, LLC and CSFB Alternative Capital Tactical Trading Fund, LLC (individually the "Fund", and collectively the "Funds") were formed on September 30, 2004, in the State of Delaware each as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended. Each Fund is managed by a Board of Managers (individually a "Board" and collectively the "Boards") that is comprised of a majority of independent managers as described under the 1940 Act.

     The Funds are feeder funds that each invests directly in a corresponding master fund (a "Master Fund") that is a fund of hedge funds. Each Fund will offer and sell units of limited liability company interests (the "Units") in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors (primarily taxable high net worth individuals and institutional investors).

     Each of the Master Funds is a fund of hedge funds. The investment objective of each of the Funds is to maximize its risk-adjusted performance by investing in a master fund which invests in pooled investment vehicles through selective groups of alternative asset managers employing various investment strategies.

     On March 28, 2005, each Fund's Board approved an Investment Advisory Agreement with CSFB Alternative Capital, Inc. (the "Investment Adviser") to provide investment advisory services to the Master Funds. The Investment Adviser, a Delaware corporation, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is also registered with the Commodity Futures Trading Commission as a "commodity pool operator" and is a member of the National Futures Association. The Investment Adviser pursuant to the terms of the investment advisory agreements will direct the Funds' investment programs. Ultimate responsibility for monitoring and overseeing each Fund's management and operations is vested in the Board.

     The Funds have had no operations other than those relating to the sale and issuance of limited liability company interests in each of the Funds to one investor, Credit Suisse First Boston Private Equity, Inc., an affiliate of the Investment Adviser which provided each Fund's seed capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. These accounting principles require the use of estimates and actual results could differ from those estimates.

     Costs associated with the formation of the Funds, primarily legal and other professional fees, are expected to be approximately $389,000 and will be borne by the Investment Adviser.

     Each Fund intends to be treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to the member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

3.   MANAGEMENT FEES AND RELATED PARTIES

     Effective April 1, 2005, each Master Fund will pay the Investment Adviser a fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate value of its outstanding interests determined as of the last day of each month and payable quarterly (before any repurchases of interests).

     Members do not pay a Management Fee at the Fund level.

     Through July 31, 2006, the Investment Adviser agrees to waive all or a portion of its Management Fee for each Master Fund and, to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding fees and expenses of underlying funds) of each Fund to the amount of 2.25% of net assets attributable to beneficial interests in each Fund (the "Expense Waiver").

     Credit Suisse First Boston LLC (the "Distributor"), an affiliate of the Investment Adviser, acts as the distributor of units of limited liability company interests ("Units") of each Fund and as investor servicing agent to holders of Units of the Funds on a best efforts basis, subject to various conditions. Funds' Units may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor.

     Under a member servicing agreement, each Fund will pay a fee computed at up to an annual rate of 0.50% of the aggregate value of its outstanding Units, determined as of the last day of each calendar month and paid quarterly (before any repurchases of Units), to the Distributor to reimburse it for payments made to broker-dealers and for the Distributor's ongoing member servicing (the "Member Servicing Agreement"). Each broker-dealer will be paid based on the aggregate value of outstanding Units held by members that receive their services. The Distributor will be entitled to reimbursement under the Member Servicing Agreement for any payments it may make to any affiliated broker-dealer. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to broker-dealers for ongoing member servicing.

     The Investment Adviser also will provide certain administrative services to the Funds pursuant to a services agreement (the "Services Agreement"). These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the administrator and the custodian, which provide other administrative and custodial services to each Fund. Commencing on April 1, 2005, the Funds will each pay the Investment Adviser a quarterly administrative service fee computed at the annual rate of 0.10% of the aggregate value of outstanding Units determined as of the last day of each month, before repurchases of Units (the "Service Fee"). The Investment Adviser shall waive its Service Fee if the Expense Waiver is implemented.

     The Funds also bear a proportionate interest in the administration Fee paid by its respective Master Fund based upon its Fund's interest in the Master Fund.

4.   REDEMPTIONS AND REPURCHASE OF UNITS AND DISTRIBUTIONS

     The Funds may offer from time to time to repurchase outstanding Units pursuant to written tenders by the members. The Investment Adviser expects that it will recommend to the Board that the Funds initially offer to repurchase Units from members as of September 30, 2005 and, thereafter, four times each year as of the last business day of March, June, September and December.

     Repurchases of Units held less than one year from the date of purchase will be subject to an early withdrawal charge of 2.00% calculated as a percentage of repurchase proceeds, which will remain in the Fund.

5.   SUBSEQUENT EVENT

     On March 29, 2005, capital contributions of $9,400,000, $9,450,000 and $9,400,000 by Credit Suisse First Boston Private Equity, Inc. were deposited in the non-interest bearing accounts for CSFB Alternative Capital Event Driven Fund, LLC, CSFB Alternative Capital Relative Value Fund, LLC and CSFB Alternative Capital Tactical Trading Fund, LLC, respectively.

                        APPENDIX A: WAIVERS OF SALES LOAD

WAIVERS OF SALES LOAD FOR CERTAIN PURCHASERS

     Units purchased by the following investors may not be subject to any sales load (and no commissions to brokers or dealers are paid on such purchases):

     - The Adviser, the Distributor, or their affiliates;

     - Present or former officers, managers, trustees, registered representatives and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) of the Funds, the Distributor, the Adviser and affiliates of the Distributor or the Adviser and retirement plans established by them for their employees;

     - Purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity;

     - Purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Units of the Funds;

     - Broker-dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals);

     - Broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Funds for: (i) their own accounts; or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

     - Clients of such investment advisers or financial planners described above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and

     - Orders placed on behalf of other investment companies for which the Distributor, the Adviser or an affiliated company provides advisory or distribution services.

WAIVERS OF SALES LOAD IN CERTAIN TRANSACTIONS

     Units issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid on such purchases):

     - Units issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Funds are a party; and

     - Units purchased through the reinvestment of distributions from the Funds.